-1- 4883-6638-4644, v. 14 EXECUTION VERSION AMENDED AND RESTATED CREDIT AGREEMENT THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") dated as of January 28, 2022 is by and among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited liability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), and VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution”) and VILLAGE GALLOWAY SHOPPING CENTER LLC, a limited liability company organized under the laws of the State of New Jersey (“Galloway” and collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah, Fire Brands, VSM Distribution, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). RECITALS Borrower has requested that Bank extend or continue credit to Borrower as described below, and Bank has agreed to provide such credit to Borrower on the terms and conditions contained herein. Borrower (other than Galloway) and Lender are parties to a Credit Agreement dated as of May 6, 2020, as amended (the “Existing Credit Agreement”). Borrower and Lender have agreed to amend and restate the Existing Credit Agreement on the terms and conditions set forth in this Agreement. NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree as follows: -2- 4883-6638-4644, v. 14 ARTICLE A AMENDMENT AND RESTATEMENT On the Closing Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement and (a) all references to the Existing Credit Agreement in any Loan Document other than this Agreement (including in any amendment, waiver or consent) shall be deemed to refer to the Existing Credit Agreement as amended and restated hereby, (b) all references to any section (or subsection) of the Existing Credit Agreement in any Loan Document (but not herein) shall be amended to be, mutatis mutandis, references to the corresponding provisions of this Agreement and (c) except as the context otherwise provides, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement as amended and restated hereby. This Agreement is not intended to constitute, and does not constitute, a novation of the obligations and liabilities under the Existing Credit Agreement (including the Obligations) or to evidence payment of all or any portion of such obligations and liabilities. On and after the Closing Date, (a) the Existing Credit Agreement shall be of no further force and effect except as amended and restated hereby and except to evidence (i) the incurrence by any Borrower of the “Obligations” under and as defined therein (whether or not any of such “Obligations” is contingent as of the Closing Date), (ii) the representations and warranties made by any Borrower prior to the Closing Date and (iii) any action or omission performed or required to be performed pursuant to the Existing Credit Agreement prior to the Closing Date (including any failure, prior to the Closing Date, to comply with the covenants contained in the Existing Credit Agreement) and (b) the terms and conditions of this Agreement and rights and remedies under the Loan Documents, shall apply to all Obligations incurred under the Existing Credit Agreement and the Notes issued thereunder. Except as expressly provided in any Loan Document or any amendment thereto that will become effective by the execution and delivery of such Loan Document in connection with the amendment and restatement of this Agreement, this Agreement (a) shall not cure any breach of the Existing Credit Agreement or any “Default” or “Event of Default” thereunder existing prior to the date hereof and (b) is limited as written and is not a consent to any other modification of any term or condition of any Loan Document, each of which shall remain in full force and effect. Each Borrower reaffirms the Liens granted pursuant to the Existing Credit Agreement, which Liens shall continue in full force and effect during the term of this Agreement and any renewals or extensions thereof and shall continue to secure the Obligations. -3- 4883-6638-4644, v. 14 ARTICLE I CREDIT TERMS SECTION 1.1. REVOLVING LINE OF CREDIT. (a) Revolving Line of Credit. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make Revolving Advances to Borrower from time to time up to and including the Termination Date, not to exceed at any time the Maximum Revolving Advance Amount (“Revolving Line of Credit”), the proceeds of which shall be used to finance the Borrower’s general corporate and working capital requirements. Borrower’s obligation to repay Revolving Advances under the Revolving Line of Credit shall be evidenced by a certain promissory note dated the date hereof, as modified from time to time (“Revolving Credit Note”) in form and substance attached hereto on Exhibit A. (b) Borrowing and Repayment. Borrower may from time to time until the Termination Date borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions contained herein or in the Revolving Credit Note; provided, however, that the total outstanding borrowings under the Revolving Line of Credit shall not at any time exceed the Maximum Revolving Advance Amount. Any and all Revolving Advances requested by the Borrower shall be in a minimum amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000). (c) Revolving Advances. Revolving Advances hereunder, up to the Maximum Revolving Advance Amount, may be made by the holder at the oral or written request of any Person authorized by the Borrower (subject to any of Bank’s applicable authentication policies or procedures, which may require that a particular individual—including another specific individual listed above—provide verification of the identity of the requestor), to request Revolving Advances and direct the disposition of any Revolving Advances until written notice of the revocation of such authority is received by the holder at the office designated above. The holder shall have no obligation to determine whether any person requesting a Revolving Advance is or has been authorized by Borrower. (d) Commercial and Standby Letter of Credit Subfeature. As a subfeature under the Revolving Line of Credit, Bank agrees from time to time until the Termination Date to issue or cause a branch, a subsidiary, or an affiliate to issue sight, usance commercial letters of credit and/or standby letters of credit for the account of Borrower (“Subfeature Letters of Credit”); provided however, that the aggregate undrawn amount of all outstanding Subfeature Letters of Credit shall not at any time exceed the Letter of Credit Sublimit. Bank shall have no obligation to issue a Subfeature Letter of Credit if (i) any order, judgment, or decree of any Governmental Body or arbitrator shall, by its terms, purport to enjoin or restrain Bank from issuing such Subfeature Letter of Credit, or any law applicable to Bank or any request or directive (whether or not having the force of law) from any Governmental Body with jurisdiction over Bank shall prohibit or request that Bank refrain from the issuing of letters of credit generally or such Subfeature Letter of Credit in particular, or (ii) such Subfeature Letter of Credit would violate one or more policies of Bank applicable to letters of credit generally, or (iii) if amounts demanded to be paid under any Subfeature Letter of Credit will or may not be in United States Dollars. The form and substance of each Subfeature Letter of Credit shall be subject to approval by Bank, in its sole discretion. Each Subfeature Letter of Credit shall be issued for a term not to -4- 4883-6638-4644, v. 14 exceed three hundred sixty-five (365) days, as designated by Borrower; provided however, that no Subfeature Letter of Credit shall have an expiration date subsequent to the Termination Date. The undrawn amount of all Subfeature Letters of Credit shall be reserved under the Revolving Line of Credit and shall not be available for borrowings thereunder. Each Subfeature Letter of Credit shall be subject to the additional terms and conditions of Bank's standard commercial and/or standby letter of credit agreement, as applicable, and all applications and related documents required by Bank in connection with the issuance thereof. Each drawing paid under a Subfeature Letter of Credit shall be deemed a Revolving Advance under the Revolving Line of Credit and shall be repaid by Borrower in accordance with the terms and conditions of this Agreement applicable to such Revolving Advances, provided, however, that if Revolving Advances under the Revolving Line of Credit are not available, for any reason, at the time any drawing is paid, then Borrower shall immediately pay to Bank the full amount drawn, together with interest thereon from the date such drawing is paid to the date such amount is fully repaid by Borrower, at the Revolving Interest Rate. Notwithstanding anything to the contrary herein, the Subfeature Letters of Credit with regard to standby letters of credit is permitted to extend beyond the Termination Date for a period not to exceed of three hundred sixty five (365) days so long as one hundred percent (100%) of the aggregate amount of such standby letters of credit is cash collateralized by the Borrower in a blocked account maintained by the Bank in form and substance acceptable to the Bank in its sole discretion subject to a security agreement executed by the Borrower in favor of the Bank in form and substance acceptable to the Bank. SECTION 1.2. TERM LOAN. (a) Term Loan. On May 12, 2019, Bank made a term loan to Borrower in a principal amount equal to Twenty Five Million Five Hundred Thousand Dollars ($25,500,000) (“Term Loan”), the proceeds of which were used to finance the acquisition of equipment and other fixed assets by the Borrower. Borrower's obligation to repay the Term Loan is evidenced by that certain promissory note dated the May 12, 2019, as modified from time to time (“Term Note”) attached hereto on Exhibit B. (b) Repayment. The Term Loan shall be repayable in eighty four (84) equal consecutive monthly principal installments based on a seven (7) year amortization schedule as more fully set forth on Schedule 1 attached to the Term Note, the first eighty three (83) of which shall be in the amount of $303,571.43 plus accrued interest commencing on the first Business Day of June, 2020, and continuing on the first Business Day of each month thereafter, with an eighty fourth (84th) and final payment of any unpaid balance of principal and interest payable on the fourth (4th) day of May, 2027, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default herewith or earlier termination of this Agreement pursuant to the terms hereof. Notwithstanding anything to the contrary herein, the Term Loan is due and payable in full if the Revolving Line of Credit is not extended beyond the applicable Termination Date. (c) Prepayment. Borrower may prepay principal on the Term Loan solely in accordance with the provisions of the terms and conditions set forth herein including, but not limited to, Section 1.8 herein. SECTION 1.3. CONVERTED TERM LOAN AND GALLOWAY TERM LOAN. (a) Converted Term Loan.

-5- 4883-6638-4644, v. 14 (i) Converted Term Loan. Bank converted a portion of the Revolving Line of Credit to a term loan to Borrower in the principal amount equal to the Fifty Million Dollars ($50,000,000) (“Converted Term Loan”) on September 1, 2020, which reduced the Maximum Revolving Advance Amount to Seventy Five Million Dollars ($75,000.000). Borrower's obligation to repay the Converted Term Loan is evidenced by that certain promissory note dated September 1, 2020, as modified from time to time (“Converted Term Note”) attached hereto on Exhibit C. (ii) Repayment. The Converted Term Loan shall be repaid in one hundred eighty (180) equal consecutive monthly principal installments based on a one hundred eighty (180) month amortization schedule as more fully set forth on Schedule 1 attached to the Converted Term Note, with all principal payments plus accrued interest commencing on the first Business Day of the first month immediately following September 1, 2020 and continuing on the first Business Day each month thereafter, with a one hundred eightieth (180th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of the one hundred eightieth (180th) month thereafter, subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms hereof.) (iii) Prepayment. Borrower may prepay principal on the Converted Term Loan solely in accordance with the terms and conditions set forth herein including, but not limited to, Section 1.8 herein. (b) Galloway Term Loan. (i) Galloway Term Loan. Bank hereby agrees to make a term loan to Borrower in a principal amount equal to the Maximum Galloway Term Loan Amount (“Galloway Term Loan”), the proceeds of which shall be used to refinance the acquisition of Galloway Premises by the Borrower. Borrower's obligation to repay the Galloway Term Loan shall be evidenced by a certain promissory note dated the Closing Date, as modified from time to time (“Galloway Term Note”) in form and substance attached hereto on Exhibit H. (ii) Repayment. The Galloway Term Loan shall be repaid in one hundred eighty (180) equal consecutive monthly principal installments based on a one hundred eighty (180) month amortization schedule as more fully set forth on Schedule 1 attached on the Closing Date to the Galloway Term Note, with all principal payments plus accrued interest commencing on the first Business Day of the first month immediately following the Closing Date and continuing on the first Business Day each month thereafter, with a one hundred eightieth (180th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of the one hundred eightieth (180th) month thereafter, subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms hereof.) (iii) Prepayment. Borrower may prepay principal on the Galloway Term Loan solely in accordance with the terms and conditions set forth herein including, but not limited to, Section 1.8 herein. -6- 4883-6638-4644, v. 14 SECTION 1.4. INTEREST/FEES. (a) Interest. Interest on Advances shall be payable in arrears on the first Business Day of each month as well as on the applicable maturity/termination date. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to (i) with respect to Revolving Advances, the Revolving Interest Rate, (ii) with respect to the Term Loan, the Term Loan Rate, (iii) with respect to the Converted Term Loan, the Converted Term Loan Rate and (iv) with respect to the Galloway Term Loan, the Galloway Term Loan Rate (as applicable, the “Contract Rate”). The above referenced interest rates may calculate interest at a rate equal to the sum of an index rate of interest plus a margin rate of interest. In the event any index rate of interest would be less than zero percent (0.00%), then the index rate of interest shall be deemed to be zero percent (0.00%) and the applicable credit shall bear interest at a rate equal to the margin rate of interest. (b) Default Interest. The Bank shall have the option in its sole and absolute discretion to have the outstanding principal balance of each Loan bear interest at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to such Loan (the “Default Rate”) (i) from and after the Termination Date, the Term Loan Maturity Date, the Converted Term Loan Maturity Date and/or the Galloway Term Loan Maturity Date, as applicable; (ii) from and after the date prior to the Termination Date, the Term Loan Maturity Date, the Converted Term Loan Maturity Date and/or the Galloway Term Loan Maturity Date, as applicable, when all principal owing hereunder becomes due and payable by acceleration or otherwise; and/or (iii) upon the occurrence and during the continuance of any Event of Default. (c) Computation and Payment. Interest and fees shall be computed on the basis of a 360-day year, actual days elapsed Interest shall be payable at the times and place set forth herein and in each Note. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension. (d) Unused Commitment Fee. Borrower shall pay to Bank a fee equal to two fifths of one percent (0.40%) per annum (computed on the basis of a 360-day year, actual days elapsed) on the daily unused amount of the Revolving Line of Credit, which fee shall be calculated on a quarterly basis by Bank in arrears and shall be due and payable by Borrower in arrears on the first (1st) Business Day of each calendar quarter with respect to the previous calendar quarter, commencing on the Closing Date. (e) Taxes and Regulatory Costs. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to SOFR, Daily Simple SOFR or SOFR Average (30-Day SOFR Average), and (ii) costs, expenses and liabilities arising from or in connection with reserve percentages prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Board of Governors of the Federal Reserve System, as amended), assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in -7- 4883-6638-4644, v. 14 any manner to SOFR, Daily Simple SOFR or SOFR Average (30-Day SOFR Average). In determining which of the foregoing are attributable to any SOFR, Daily Simple SOFR or SOFR Average (30-Day SOFR Average) option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower. (f) Benchmark. Notwithstanding anything to the contrary contained herein or in any other Loan Document (for the purposes of these Benchmark Replacement Provisions, a Swap Agreement is not a Loan Document): (i) Benchmark Replacement. If a Benchmark Transition Event occurs, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes under this this Agreement and in any other Loan Documents. Any Benchmark Replacement will become effective on the applicable Benchmark Replacement Date without any further action or consent of Borrower. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Bank will have the right to make Conforming Changes from time to time and any amendments implementing such Conforming Changes will become effective without any further action or consent of Borrower. (iii) Notices; Standards for Decisions and Determinations. Bank will promptly notify Borrower of (i) the implementation of any Benchmark Replacement, (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement and (iii) the removal or reinstatement of any tenor of a Benchmark pursuant to the provisions of this Credit Agreement. Any determination, decision or election that may be made by Bank pursuant to these Benchmark Replacement Provisions, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and will be made in its sole discretion and without Borrower consent. (iv) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including the SOFR Average (30-Day SOFR Average)) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Bank in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then Bank may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after the occurrence of either (A) or (B) above to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) as selected by Bank in its reasonable discretion or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the -8- 4883-6638-4644, v. 14 International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then Bank may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) Maximum Charges. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under law, such excess amount shall be first applied to any unpaid principal balance owed by Borrower, and if the then remaining excess amount is greater than the previously unpaid principal balance, Bank shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate. (h) Increased Costs. In the event that any Applicable Law or any Change in Law or in the interpretation or application thereof, or compliance by Bank (for purposes of this Subsection 1.4(h), the term “Bank” shall include Bank and any corporation or bank controlling Bank) and the office or branch where Bank (as so defined) makes or maintains any SOFR Loans with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall: (i) subject Bank to any tax of any kind whatsoever (other than an Excluded Tax) with respect to this Agreement or any other Loan Document or change the basis of taxation of payments to Bank of principal, fees, interest or any other amount payable hereunder or under any other Loan Documents (except for changes in the rate of tax on the overall net income of Bank by the jurisdiction in which it maintains its principal office); (ii) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Bank, including pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or (iii) impose on Bank or the SOFR market any other condition with respect to this Agreement or any other Loan Document; and the result of any of the foregoing is to increase the cost to Bank of making, renewing or maintaining its Advances hereunder by an amount that Bank reasonably deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Bank reasonably deems to be material, then, in any case Borrower shall promptly pay Bank, upon its demand, such additional amount as will compensate Bank for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the SOFR, as the case may be. Bank shall certify the amount of such additional cost or reduced amount to Borrower, and such certification shall be conclusive absent manifest error. (i) Capital Adequacy. (i) In the event that Bank shall have determined in its reasonable discretion that any Applicable Law or guideline regarding capital adequacy, or any Change in Law, or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (for purposes of this Subsection 1.4(i), the term “Bank” shall include Bank and any corporation or bank controlling

-9- 4883-6638-4644, v. 14 Bank) and the office or branch where Bank (as so defined) makes or maintains any SOFR Loans with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Bank’s capital as a consequence of its obligations hereunder to a level below that which Bank could have achieved but for such adoption, change or compliance (taking into consideration Bank’s policies with respect to capital adequacy) by an amount reasonably deemed by Bank to be material, then, from time to time, Borrower shall pay upon demand to Bank such additional amount or amounts as will compensate Bank for such reduction. In determining such amount or amounts, Bank may use any reasonable averaging or attribution methods. The protection of this Subsection 1.4(i) shall be available to Bank regardless of any possible contention of invalidity or inapplicability with respect to the Applicable Law or condition. (ii) A certificate of Bank setting forth such amount or amounts as shall be necessary to compensate Bank with respect to Section 1.4(i)(i) hereof when delivered to Borrower shall be conclusive absent manifest error. (j) Gross Up for Taxes. If Borrower shall be required by Applicable Law to withhold or deduct any taxes from any sum payable under this Agreement or any of the other Loan Documents to Bank, assignee of Bank, the sum payable to Bank, as the case may be, shall be increased as may be necessary so that, after making all required withholding or deductions, and after taking into account the reasonably anticipated tax benefit associated with the amount so withheld or deducted, the Bank receives an amount equal to the sum it would have received had no such withholding or deductions been made (the “Gross-Up Payment”). (k) Withholding Tax Exemption. (i) Contemporaneously with the execution of this Agreement, the Bank shall provide the Borrower with two (2) duly executed and completed Forms W-9 on then current Forms W-9 certifying its status as a U.S. Person and confirming that none of the payments required to be made to it under this Agreement or the other Loan Documents is subject to any obligation to withhold any U.S. federal income taxes. (ii) Prior to the effectiveness of the assignment of any rights under this Agreement or any of the other Loan Documents, any assignee of the Bank shall provide the Borrower with two (2) duly executed and completed Forms W-9 on then current forms certifying its status as a U.S. Person and confirming that none of the payments required to be made to it under this Agreement or the other Loan Documents are subject to any obligation to withhold any U.S. Federal income taxes or, alternatively, shall provide Borrower with such other withholding certificates and forms as may be appropriate under the circumstances (e.g., Form W-8BEN-E). (iii) In addition, at any time and from time to time hereafter, the Bank shall provide Borrower with a revised Form W-9, Form W-8BEN-E or such other form as may be required by Applicable Law when the form previously provided becomes inaccurate, expires or becomes obsolete and, in addition, shall provide such other forms and documentation as may prescribed by then Applicable Law or reasonably requested by the Borrower in order to permit the Borrower to determine whether or not such Person is subject to backup withholding or information reporting requirements and, if so, to permit the Borrower to fulfill its obligations as a withholding agent. (l) Inability to Determine Interest Rates; Illegality. Subject to the Benchmark Replacement Provisions below, if Bank determines (any determination of which shall be conclusive and binding on -10- 4883-6638-4644, v. 14 Borrower) that either (i) Daily Simple SOFR or SOFR Average (30-Day SOFR Average) for the applicable Interest Period cannot be determined pursuant to the definition thereof other than as a result of a Benchmark Transition Event (an “Inability Determination”) or (ii) any law has made it unlawful, or that any governmental authority has asserted that it is unlawful, for Bank to make or maintain an advance based on SOFR, Daily Simple SOFR or SOFR Average (30-Day SOFR Average) or to determine or charge interest rates based upon SOFR, Daily Simple SOFR or SOFR Average (30-Day SOFR Average) (an “Illegality Determination”), then Bank will so notify Borrower. If the foregoing Inability Determination or Illegality Determination relates to SOFR Average (30-Day SOFR Average) for any Interest Period, then any outstanding principal balance of the Notes bearing interest determined in relation to SOFR Average for any affected Interest Period shall bear interest at a fluctuating rate per annum determined in relation to the SOFR Average in effect from time to time, plus the applicable margin as set forth in the definitions of the Term Loan Rate, the Converted Term Loan Rate and the Galloway Term Loan Rate, from the date of such Inability Determination or such Illegality Determination until Bank revokes such Inability Determination or notifies Borrower that the circumstances giving rise to such Illegality Determination no longer exist, as applicable; provided, however, that, with respect to any outstanding principal balance of the Loans bearing interest determined in relation to SOFR Average for any affected Interest Period, no such determination of interest shall take effect during any applicable Interest Period as a result of an Inability Determination. Notwithstanding any of the foregoing to the contrary, if a Benchmark Replacement is subsequently determined in accordance with applicable Benchmark Replacement Provisions, that Benchmark Replacement, plus any applicable margin, will then supersede the foregoing with respect to the replaced Benchmark. (m) SOFR Average, Daily Simple SOFR Conforming Changes and SOFR Average (30-Day SOFR Average). In connection with the use or administration of SOFR Average, Daily Simple SOFR and SOFR Average (30-Day SOFR Average), Bank will have the right to make Conforming Changes from time to time and any amendments implementing such Conforming Changes will become effective without any further action or consent of Borrower. Bank will promptly notify Borrower of the effectiveness of any Conforming Changes in connection with the use or administration of SOFR Average, Daily Simple SOFR and SOFR Average (30-Day SOFR Average). SECTION 1.5 LETTER OF CREDIT FEES AND COMMISSIONS. (a) Commercial Subfeature Letter of Credit Fees and Commissions. Borrower shall pay to Bank: (i) a non-refundable up front issuance fees or commissions for the issuance, extension or increase of each commercial Subfeature Letter of Credit in an amount equal to Bank’s standard issuance fee or commission then in effect for the issuance, extension or increase of commercial letters of credit, with such fees and commissions payable at the time of issuance, extension or increase or, if applicable, by such later date as may be specified in a billing for such amount sent by Bank to Borrower; and (ii) fees or commissions for each drawing under any such commercial Subfeature Letter of Credit and for the occurrence of any transfer, assignment, amendment, cancellation or other activity with respect to any such commercial Subfeature Letter of Credit (including without limitation fees for document examination, discrepancies, acceptances, deferred payment, reinstatement, document delivery, special handling and other trade services), determined in accordance with Bank’s standard -11- 4883-6638-4644, v. 14 fees and charges then in effect for such activity, and correspondent bank fees and fees of any adviser, confirming institution or entity or other nominated person, with such fees and commissions payable at the time of such activity or, if applicable, by such later date as may be specified in a billing for such amount sent by Bank to Borrower. (b) Standby Subfeature Letter of Credit Fees and Commissions. Borrower shall pay to Bank; (i) non-refundable up front issuance fees or commissions for the issuance, extension or increase (including any auto-extension) of each standby Subfeature Letter of Credit in an amount equal to 1.10% per annum (computed on the basis of a 360 day year, actual days projected to elapse) of the face or increased amount, as applicable, of such standby Subfeature Letter of Credit calculated over the projected term thereof (up to the scheduled expiration date) , subject to Bank’s standard minimum dollar amount then in effect for such activity, with such fees and commissions payable at the time of issuance, extension or increase or, if applicable, by such later date as may be specified in a billing for such amount sent by Bank to Borrower; and (ii) fees or commissions for each drawing under any such standby Subfeature Letter of Credit and for the occurrence of any transfer, assignment, amendment, cancellation or other activity with respect to such standby Subfeature Letter of Credit (including without limitation fees for document examination, discrepancies, reinstatement, document delivery, special handling and other trade services), determined in accordance with Bank’s standard fees and charges then in effect for such activity, and correspondent bank fees and fees of any adviser, confirming institution or entity or other nominated person, with such fees and commissions payable at the time of such activity or, if applicable, by such later date as may be specified in a billing for such amount sent by Bank to Borrower. SECTION 1.6. COLLECTION OF PAYMENTS. Except to the extent expressly specified otherwise in any Loan Document other than this Agreement, Borrower authorizes Bank to collect all amounts due to Bank from Borrower under this Agreement or any other Loan Document (whether for principal, interest or fees, or as reimbursement of drafts paid or other payments made by Bank under any credit subject to this Agreement) by debiting the Deposit Account (or any other deposit account maintained by Borrower with Bank) for the full amount thereof. Should there be insufficient funds in Borrower's deposit accounts with Bank to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower. SECTION 1.7. CONDITIONS TO ADVANCING THE GALLOWAY TERM LOAN. (a) GALLOWAY TERM LOAN. The obligation of the Bank hereunder to advance the Galloway Term Loan to the Borrower is subject to the satisfaction of the following restrictions and conditions precedent delivered prior to the Closing Date, unless the Bank agrees to extend such date due to the timing of the delivery of various items of due diligence set forth herein below, (collectively, the “Galloway Term Loan Conditions”): (i) The Galloway Premises shall be mortgaged in favor of the Bank as security for the Mortgage Obligations; -12- 4883-6638-4644, v. 14 (ii) The Bank shall have received the applicable Mortgage and all applicable Mortgaged Premises Support Documentation with regard to the Galloway Premises; (iii) The Bank shall have received a final certificate of occupancy with respect to each unit on the Galloway Premises; (iv) The Bank shall have ordered and received an appraisal described in clause (f) of the Mortgaged Premises Support Documentation for the Galloway Premises demonstrating an aggregate loan to appraised value with respect to the Galloway Term Loan of not greater than seventy five percent (75%); (v) The Bank shall have received a Subordination, Non-Disturbance and Attornment Agreement with Tenant Estoppel Agreement from all tenants located at the Galloway Premises which are not an Affiliate of the Borrower along with an acceptable, fully executed copy of each applicable lease agreement for all tenants (whether or not such tenant is an Affiliate of the Borrower) along with all amendments and extensions thereto, provided, however, such Subordination, Non-Disturbance and Attornment Agreement with Tenant Estoppel Agreement is acceptable to each respective tenant in its reasonable discretion, provided, further, however, a Subordination, Non-Disturbance and Attornment Agreement will not be required if (A) the applicable lease with regard to any such tenant contains a lease subordination clause acceptable to the Bank in its sole discretion. (Notwithstanding anything to the contrary in the Agreement including, but not limited to, this Subsection 1.7(b)(v), the Bank hereby acknowledges and agrees that it will not require the Borrower to provide a Subordination, Non- Disturbance and Attornment Agreement with Tenant Estoppel Agreement with regard to any tenant which leases all or any portion of the Mortgaged Premises as of the Closing Date, or (B) with regard to the Village Lease, the Bank will not require a Subordination, Non-Disturbance and Attornment Agreement with Tenant Estoppel Agreement on the Closing Date or at any time thereafter, if within sixty (60) days after the Closing Date the Borrower provides the Bank with proof, in form and substance acceptable to the Bank in its sole discretion, of termination of the Village Lease and a new lease for the premises that are the subject of the Village Lease between Village, as the tenant, and Galloway, as the landlord, which contains a lease subordination clause acceptable to the Bank in its sole discretion and does not contain a right of first refusal; provided, however, the Bank reserves the right to require Subordination, Non-Disturbance and Attornment Agreements with Tenant Estoppel Agreements from the Borrower at any time after the Closing Date with regard to any and all such tenants in its sole and absolute discretion. The Borrower hereby acknowledges and agrees that it shall not at any time hereafter elect to have any applicable lease agreement paramount to the applicable Mortgage encumbering the applicable Mortgaged Premises, whether or not permitted pursuant to any provision set forth in any such applicable lease agreement, without the written consent of the Bank which may be withheld for any reason and/or no reason whatsoever.); (vi) The Bank shall have received the Second Mortgages; (vii) The Bank shall have received a Closing Certificate from the Borrower; (viii) The Bank shall have received an Omnibus Certificate from the Borrower (other than Galloway); and

-13- 4883-6638-4644, v. 14 (ix) The Borrower shall satisfy and/or deliver to the Bank such documentation, certificates and/or other terms and conditions, as reasonably required by the Bank. All of the foregoing shall be evidenced by and subject to the terms of the Loan Documents as Bank shall reasonably require, all in form and substance satisfactory to Bank. Borrower shall pay to Bank immediately upon demand the full amount of all charges, costs and expenses (to include fees paid to third parties and all allocated costs of Bank personnel), expended or incurred by Bank in connection with any of the foregoing security, including without limitation, filing and recording fees and costs of appraisals, audits and title insurance. SECTION 1.8 PREPAYMENT: Prepayment. (a) Borrower may prepay principal on the Revolving Advances, the Term Loan, the Converted Term Loan and/or the Galloway Term Loan at any time and in the minimum amount of Five Hundred Thousand and 00/100 Dollars ($500,000); provided however, that if the outstanding principal balance of such Loan is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance hereof. Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Borrower, therefore, agrees to pay the above-described additional costs, expenses and/or liabilities and agrees that said amount represents a reasonable estimate of the additional costs, expenses and/or liabilities of Bank. If Borrower fails to pay any additional costs, expenses and/or liabilities when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum four percent (4.00%) above the Contract Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). (b) Application of Prepayments. If principal under the Term Loan, the Converted Term Loan and/or the Galloway Term Loan is payable in more than one installment, then any prepayments of principal shall be applied to the most remote principal installment or installments then unpaid. SECTION 1.9. SWAP AGREEMENTS. (a) At any time before, on or after the Closing Date, it shall be the sole option of Village to hedge the floating interest expense of the Term Loan, the Converted Term Loan and/or the Galloway Term Loan pursuant to one or more Swap Agreements maintained with the Bank with a term of no longer than the remaining full term of the Term Loan, the Converted Term Loan and/or the Galloway Term Loan, as applicable, at such time in an aggregate notional amount up to the full outstanding principal balance of such Loan at such time scheduled to be outstanding over such term when such Swap Agreement is executed and providing for a fixed rate acceptable to Bank, with Village making fixed rate payments and receiving floating rate payments to offset changes in the variable interest expense of such Loan, all upon terms and subject to such conditions as shall be reasonably acceptable to the Bank. Any prepayment, acceleration, reduction, increase or any change in the terms of the Term Loan, the Converted Term Loan and/or the Galloway Term Loan will not alter the notional amount of any such Swap Agreement or otherwise affect Village’s obligation to continue making payments under any such Swap Agreement, which will remain in full force and effect notwithstanding -14- 4883-6638-4644, v. 14 any such prepayment, acceleration, reduction, increase or change, subject to the terms of such Swap Agreement. (b) Notwithstanding anything to the contrary set forth herein, at any time when a Swap Agreement is in effect in connection with any Loan, the following revisions to this Agreement and the other Loan Documents shall apply with respect to an amount of principal outstanding thereunder equal to the lesser of (i) the principal balance outstanding thereunder and (ii) the notional amount of the Swap Agreement (the “Hedge Portion”): (i) With respect to the Hedge Portion, no interest rate other than SOFR shall be available. (ii) With respect to the Hedge Portion, the following definition of "SOFR Period" shall apply: “SOFR Period” means a period of one (1) month, with the understanding that (i) the initial SOFR Period shall commence on the later of (A) the effective date of the Swap Agreement, and (B) the date each Advance is initially disbursed, and shall continue up to, but shall not include, the first (1st) Business Day of the immediately following month, (ii) thereafter, each SOFR Period shall commence automatically, without notice to or consent from Borrower, on the first (1st) Business Day of each month and continue up to, but shall not include, the first (1st) Business Day of the immediately following month, (iii) if any SOFR Period is scheduled to commence on a day which is not a Business Day, then such SOFR Period shall commence on the next succeeding Business Day (and the preceding SOFR Period shall continue up to, but shall not include, the first day of such SOFR Period), unless the result of such extension would be to cause such SOFR Period to begin in the next calendar month, in which event such SOFR Period shall commence on the immediately preceding Business Day (and the preceding SOFR Period shall continue up to, but shall not include, the first day of such SOFR Period), and (iv) if, on the first day of the last SOFR Period applicable hereto the remaining term of the applicable Loan is less than one (1) month, said SOFR Period shall be in effect only until the scheduled maturity date hereof. A SOFR Period that commences with respect to a Hedge Portion hereunder shall continue until its scheduled expiration date in accordance with the foregoing notwithstanding the termination of the Swap Agreement during such SOFR Period. (c) Borrower understands and acknowledges that (i) any Swap Agreement constitutes an independent agreement between Borrower and Bank and will be unaffected by any repayment, prepayment, acceleration, reduction, increase or change in the terms of any Note, except as otherwise expressly provided in the Swap Agreement contract, (ii) nothing in this Agreement and/or any other Loan Document shall be construed as a modification of a Swap Agreement or create an obligation to amend a Swap Agreement, (iii) Borrower may incur losses or reductions in benefits related to differences between the economic terms and characteristics of any Loan Document and those of a related Swap Agreement (including, without limitation, differences with respect to maturity dates, payment dates and methods for determining interest rates and differences between borrowings hereunder and the notional amount of a Swap Agreement), and Bank is under no obligation to ensure that there are no differences or that differences will not arise hereafter, including, without limitation, differences between usage hereunder and the notional amount of a Swap Agreement, and (iv) Bank -15- 4883-6638-4644, v. 14 has no obligation to modify, renew or extend the maturity date of any Note to match the applicable maturity date of a Swap Agreement. ARTICLE II REPRESENTATIONS AND WARRANTIES Borrower makes the following representations and warranties to Bank, on the date hereof and on the date of each subsequent request for any extension of credit hereunder (including, without limitation, the issuance of any product under any subfeature contained herein, to the extent applicable), which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrower to Bank subject to this Agreement. SECTION 2.1. LEGAL STATUS. (a) (i) Village is a corporation, duly organized and existing and in good standing under the laws of New Jersey, (ii) Village NJ is a limited partnership, duly organized and existing and in good standing under the laws of New Jersey, (iii) Village MD is a limited liability company, duly organized and existing and in good standing under the laws of Maryland, (iv) Village PA is a limited liability company, duly organized and existing and in good standing under the laws of Pennsylvania (v) VSM New Markets is a limited liability company, duly organized and existing and in good standing under the laws of New Jersey, (vi) VSM Gourmet is a limited liability company, duly organized and existing and in good standing under the laws of New York, (vii) VSM NY Holdings is a limited liability company, duly organized and existing and in good standing under the laws of New York, (viii) VSM Morristown is a limited liability company, duly organized and existing and in good standing under the laws of New Jersey, (ix) Hanover is a limited liability company, duly organized and existing and in good standing under the laws of New Jersey, (x) Delilah is a limited liability company, duly organized and existing and in good standing under the laws of New Jersey, (xi) Fire Brands is a limited liability company, duly organized and existing and in good standing under the laws of New Jersey, (xii) VSM Distribution is a limited liability company, duly organized and existing and in good standing under the laws of New York and (xiii) Galloway is a limited liability company, duly organized and existing and in good standing under the laws of New Jersey. Borrower is qualified or licensed to do business (and is in good standing as a foreign corporation, if applicable) in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower; and (b) no member of the Borrowing Group (as defined below) is a Sanctioned Target (as defined below) of economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes or restrictions and anti-terrorism laws imposed, administered or enforced from time to time by the United States of America, the United Nations Security Council, the European Union, the United Kingdom, any other Governmental Body with jurisdiction over Borrower or any member of the Borrowing Group (collectively, “Sanctions”). As used herein, “Borrowing Group” means: (i) Borrower, (ii) any direct or indirect parent of Borrower, (iii) any affiliate or subsidiary of Borrower, (iv) any Third Party Obligor (as defined below), and (v) any officer, director or agent acting on behalf of any of the parties referred to in items (i) through and including (iv) with respect to the obligations hereunder, this Agreement or any of the other Loan Documents. “Sanctioned Target” means any target of Sanctions, including (i) persons on any list of targets identified or designated pursuant to any Sanctions, (ii) persons, countries, or territories that are the target of any territorial or country-based Sanctions -16- 4883-6638-4644, v. 14 program, (iii) persons that are a target of Sanctions due to their ownership or control by any Sanctioned Target(s), or (iv) persons otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. SECTION 2.2. AUTHORIZATION AND VALIDITY. This Agreement and the other Loan Documents have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms. SECTION 2.3. NO VIOLATION. The execution, delivery and performance by Borrower of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of the organizational and governing documents of Borrower, or result in any breach of or default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound. SECTION 2.4. LITIGATION. Except as disclosed on Schedule 2.4 attached hereto, there are no pending, or to the best of Borrower's knowledge threatened, actions, claims, investigations, suits or proceedings by or before any Governmental Body, arbitrator, court or administrative agency which could have a material adverse effect on the financial condition or operation of Borrower other than those disclosed by Borrower to Bank in writing prior to the date hereof. SECTION 2.5. CORRECTNESS OF FINANCIAL STATEMENT AND OTHER INFORMATION. The annual financial statement of Borrower dated July 31, 2021, and all interim financial statements delivered to Bank since said date, true copies of which have been delivered by Borrower to Bank prior to the date hereof, (a) are complete and correct and present fairly the financial condition of Borrower, (b) disclose all liabilities of Borrower that are required to be reflected or reserved against under generally accepted accounting principles, whether liquidated or unliquidated, fixed or contingent, and (c) have been prepared in accordance with generally accepted accounting principles consistently applied. Since the dates of such financial statements there has been no material adverse change in the financial condition of Borrower, nor has Borrower mortgaged, pledged, granted a security interest in or otherwise encumbered any of its assets or properties except in favor of Bank or as otherwise permitted by Bank in writing. All information provided from time to time by Borrower or any Third Party Obligor to Bank for the purpose of enabling Bank to fulfill its regulatory and compliance requirements, standards and processes was complete and correct at the time such information was provided and, except as specifically identified to Bank in a subsequent writing, remains complete and correct today. SECTION 2.6. INCOME TAX RETURNS. Borrower has filed or has obtained extensions for the filing of all tax returns and reports required to be filed and has paid all taxes that are due and owing (including penalties, deficiency assessments and interest) other than those that are being diligently and in good faith disputed and the asserted liability for which is shown as a reserve on the financial statements delivered to Bank in accordance with GAAP . All such returns and reports are accurate and complete in all respects. SECTION 2.7. NO SUBORDINATION. There is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires the

-17- 4883-6638-4644, v. 14 subordination in right of payment of any of Borrower's obligations subject to this Agreement to any other obligation of Borrower. SECTION 2.8. PERMITS, FRANCHISES. Borrower possesses, and will hereafter possess, all material permits, material consents, material approvals, franchises and licenses required and rights to all trademarks, trade names, patents, and fictitious names, if any, necessary to enable it to conduct the business in which it is now engaged in compliance with applicable law. All such patents, trademarks, copyrights, franchises and licenses are set forth on Schedule 2.8 attached hereto along with a description of all applicable authorization documentation. SECTION 2.9. ERISA. (a) ERISA Definitions: the following capitalized terms shall have the meanings set forth in Section 3 of ERISA: “Employee Pension Benefit Plan” (Section 3(2)); “Employee Benefit Plan” (Section 3(3)); “Employee Organization” (Section 3(4)); and “Multiemployer Plan” (Section 3(37)). "ERISA Affiliate" as used in this Section 2.9 and Section 4.11 means any trade or business (whether or not incorporated) under common control with Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended from time to time and any successor statute ("Tax Code"). (b) Any Employee Benefit Plan (“Plan”) sponsored or maintained by Borrower or ERISA Affiliates or any Plan, Borrower and ERISA Affiliates are in compliance with all material ERISA duties and substantive provisions of such plans. Borrower and ERISA Affiliates have met all applicable minimum funding requirements under ERISA with respect to each Employee Benefit Plan which they sponsor or maintain and except as otherwise listed on Schedule 2.9, each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles. No representation or warranty is made by Borrower or any ERISA Affiliate with respect to payments or contributions made by contributing employers to any Multiemployer Plan. To the extent formulated and known, whether or not contested or accepted, Borrower shall prepare a schedule of all potential or existing Multiemployer Plan withdrawal liabilities disclosed or asserted by any Employee Organization directly relating to Borrower and its ERISA Affiliates, and such shall be attached hereto and made a part hereof as Schedule 2.9. (c) No ERISA Event has occurred, and neither Borrower nor any ERISA Affiliate is aware of any material fact, event or circumstance that could reasonably be expected to constitute an ERISA Event with respect to any Plan directly relating to the Borrower or its ERISA Affiliates. For purposes of this section, "ERISA Event" means (a) a Reportable Event listed in Section 4034(c) of ERISA, other than events for which the 30 day notice period has been waived; (b) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan; (c) the determination that any Plan is considered an at risk plan or a plan in critical or endangered status under the Tax Code, ERISA, the Pension Protection Act of 2006 (“PPA”) or the Multiemployer Pension Reform Act of 2014 (“MPRA”) except as disclosed in Schedule 2.9; (d) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; or (e) the imposition of any liability under Title IV of ERISA, other -18- 4883-6638-4644, v. 14 than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate. (d) Except as set forth in Schedule 2.9, and to the best knowledge of Borrower, the following has not occurred with respect to any Multiemployer Plan, as defined in Section 3(37) of ERISA, to which Borrower or any ERISA Affiliate contributes during the last twenty (20) years: (a) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan; or (b) a “mass withdrawal” under ERISA Sections 4041A, 4219 and 4281 affecting any Multiemployer Plan to which Borrower or any ERISA Affiliate has contributed. SECTION 2.10. OTHER OBLIGATIONS. Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation. SECTION 2.11. ENVIRONMENTAL MATTERS. Except as disclosed by Borrower to Bank in writing prior to the date hereof, Borrower is in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Borrower's operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time (collectively, the “Environmental Laws”). None of the operations of Borrower is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Borrower has no material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment. SECTION 2.12. SANCTIONS, ANTI-MONEY LAUNDERING AND ANTI-CORRUPTION LAWS. (a) each member of the Borrowing Group has instituted, maintains and complies with policies, procedures and controls reasonably designed to assure compliance with Anti- Money Laundering Laws and Anti-Corruption Laws (each as defined below), and Sanctions; and (b) to the best of Borrower’s knowledge, after due care and inquiry, no member of the Borrowing Group is under investigation for an alleged violation of any Sanctions, Anti-Money Laundering Laws or Anti- Corruption Laws by a Governmental Body that enforces such laws. As used herein: “Anti-Corruption Laws” means: (i) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (ii) the U.K. Bribery Act 2010, as amended; and (iii) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower or any member of the Borrowing Group is located or doing business. “Anti-Money Laundering Laws” means applicable laws or regulations in any jurisdiction in which the Borrower or any member of the Borrowing Group is located or doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. SECTION 2.13. WAKEFERN COOPERATIVE. Borrower is a member in good standing of the Wakefern cooperative. Borrower has duly performed all of its duties and obligations as a member of the Wakefern cooperative and has the right to use the “Shop-Rite”, “Gourmet Garage” and -19- 4883-6638-4644, v. 14 “Fairway Market” names and trademarks. No claim is pending, or to the best of Borrower's knowledge, threatened, asserting any breach of any such duties or obligations or seeking to limit or curtail the Borrower's right to use such name or trademark. SECTION 2.14 NO LABOR DISPUTES. Borrower is not involved in any labor dispute and there are no strikes or walkouts or union organization of Borrower’s employees threatened or in existence. SECTION 2.15 INVESTMENT COMPANY ACT. Borrower is not an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company. SECTION 2.16 CONFLICTING AGREEMENTS. No provision of any Mortgage, indenture, contract, agreement, judgment, decree or order binding on Borrower conflicts with, or requires any consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the other Loan Documents. SECTION 2.17 APPLICATION OF CERTAIN LAWS AND REGULATIONS. Neither Borrower nor any Affiliate of Borrower is subject to any law, statute, rule or regulation which regulates the incurrence of any Indebtedness, including laws, statutes, rules or regulations relative to common or interstate carriers or to the sale of electricity, operation of a supermarket, gas, steam, water, telephone, telegraph or other public utility services. SECTION 2.18 BUSINESS AND PROPERTY OF BORROWER. Upon and after the Closing Date, Borrower does not propose to engage in any business other than (i) the operation of a supermarket, (ii) food production and general product storage and distribution activities, (iii) the operation of parking lots not associated with the operation of a supermarket, (iv) any other non- supermarket-related business activities so long as annual sales with regard to such businesses do not exceed $10,000,000 in any fiscal year and (v) activities necessary to conduct the foregoing or ancillary to the foregoing (collectively, the “Permitted Businesses”). On the Closing Date, Borrower will own or lease all real and personal property and possess all of the rights and consents necessary for the conduct of the business of Borrower. SECTION 2.19. PRIVACY LAWS. (a) Borrower is not in violation of any Privacy Law which could have a Material Adverse Effect or engages in or conspires to engage in any conduct or transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Privacy Law; (b) The Computer Systems, and all operations and businesses conducted thereon, of Borrower are in compliance in all material respects with all Privacy Laws; (c) Borrower employs commercially reasonable technical, administrative and physical controls to protect the integrity and function of the Computer Systems similar to those employed under similar circumstances by Persons of established reputation engaged in similar businesses; -20- 4883-6638-4644, v. 14 (d) No Malware has been placed on, or is on, any Computer System; and (e) Borrower is not aware or has not received notice of any Cyber Attack, Data Breach or threat of Cyber Attacks or Data Breach or, to the extent Borrower is aware or has received such notice, Borrower has promptly notified Bank thereof in writing. ARTICLE III CONDITIONS SECTION 3.1. CONDITIONS TO THE EFFECTIVENESS OF THIS AGREEMENT. The effective date of this Agreement shall be (a) the date that each of the following conditions set forth in this Section 3.1 have been satisfied or waived, as determined by Bank, or (b) such alternative date to which Bank and Borrower may mutually agree, in each case as evidenced by Bank’s system of record. Notwithstanding the occurrence of the effective date of this Agreement, Bank shall not be obligated to extend credit under this Agreement or any other Loan Document until all conditions to each extension of credit set forth in Section 3.2 have been fulfilled to Bank's satisfaction. (a) Approval of Bank Counsel. All legal matters incidental to the effectiveness of this Agreement shall be satisfactory to Bank's counsel; (b) Documentation. Bank shall have received, in form and substance satisfactory to Bank, this Agreement and the other Loan Documents, each properly executed; (i) Company Proceedings. The Bank shall have received a copy of the resolutions in form and substance reasonably satisfactory to the Bank, of the Board of Directors, Manager or Sole Member of Galloway authorizing the execution, delivery and performance of this Agreement, the Note, the other Loan Documents, Mortgages, Environmental Indemnity Agreement, any related agreements (collectively the “Documents”) and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate; (ii) Incumbency Certificates. The Bank shall have received a certificate of the Secretary or an Assistant Secretary, Manager or Member of Galloway, dated the Closing Date, as to the incumbency and signature of the officers of Galloway executing this Agreement, the other Loan Documents, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary; (iii) Certificates. The Bank shall have received a copy of the Articles or Certificate of Incorporation/Formation of Galloway, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of Incorporation/Formation together with copies of the Bylaws/Operating Agreement of Galloway and all agreements of Galloway’s shareholders/members certified as accurate and complete by the Secretary of Galloway; (iv) Closing Certificate. The Bank shall have received a closing certificate from the First Amendment Closing Date to the Closing Date of no changes to the representations and

-21- 4883-6638-4644, v. 14 warranties, resolutions, Certificates of Incorporation/Formation, the Bylaws/Operating Agreement and incumbency of each Borrower other than Galloway, from the Secretary or an Assistant Secretary, Manager or Member of each Borrower other than Galloway, dated the Closing Date, together with evidence of the incumbency of such Secretary or Assistant Secretary; (v) Good Standing Certificates. The Bank shall have received good standing certificates for Borrower dated not more than 30 days prior to the Closing Date, issued by the Secretary of State or other appropriate official of Borrower’s jurisdiction of incorporation/formation and each jurisdiction where the conduct of Borrower’s business activities or the ownership of its properties necessitates qualification; (v) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against Galloway or against the officers or directors of Galloway (A) in connection with this Agreement, the other Loan Documents, or any of the transactions contemplated thereby and which, in the reasonable opinion of the Bank, is deemed material or (B) which could, in the reasonable opinion of the Bank, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to Borrower or the conduct of its business or inconsistent with the due consummation of the transactions evidenced hereby shall have been issued by any Governmental Body. The Bank shall have received a summary of all existing litigation regarding the Borrower; (vi) Fees. The Bank shall have received all fees payable to the Bank on or prior to the Closing Date hereunder; (vii) ERISA Compliance. The Bank shall have received in form and substance satisfactory to the Bank evidence that Borrower is in compliance with ERISA as required herein along with a certificate from Borrower’s chief financial officer, controller, accountant, attorney or actuary delineating all existing pension and/or profit sharing plans, if any; (viii) Insurance. The Bank shall have received in form and substance satisfactory to the Bank, certificates evidencing Borrower’s casualty insurance policies, cyber insurance, directors and officers and computer crime, and certified copies of Borrower’s liability insurance policies. The Borrower shall provide to the Bank a copy of all declaration pages together with all applicable exclusion provisions with regard to the Borrowers’ insurance policies; (vix) Fictitious, Assumed or Alternate Names. The Bank shall have received certified copies of any fictitious, assumed or alternate names of Galloway; (x) Reserved. (xi) No Adverse Material Change. (i) Since October 30, 2021, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect on the Borrower’s business, operations or profits or in the condition of the Assets of the Borrower shall have occurred, from the date of the most recent financial statements submitted to the Bank or the field examinations to be conducted by the Bank up until the date of closing and (ii) no representations made or information supplied to the Bank shall have been proven to be inaccurate or misleading in any material respect; -22- 4883-6638-4644, v. 14 (xii) Contract Review. The Bank shall have received and reviewed copies of all material contracts of Galloway including, without limitation, leases, union contracts, labor contracts, packaging agreements, vendor supply contracts, vendor contracts (including information technology and information security), management agreements, option agreements, warrant agreements, royalty agreements, shareholder agreements, purchase agreements, warranty agreements, employment agreements, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all reasonable respects to Bank; (xiii) Operating Accounts. The Bank shall have received and reviewed evidence that Galloway has established and is maintaining operating account and demand depository accounts with the Bank; (xiv) Searches. The Bank shall have received UCC searches, Federal and State Litigation searches, Upper Court and Local Judgment searches, franchise tax searches, bankruptcy searches, Federal and State Tax Lien searches and any other Lien searches run against the name of Galloway as well as any previous, alternate and fictitious names, and against the names of all entities which were acquired by or merged into Galloway, or orders of applicable bankruptcy courts reflecting lien releases (as applicable), showing no existing security interests in or Liens on the assets of Galloway other than Liens permitted by the Bank; (xv) Intellectual Property. The Bank shall have received a copy of all documentation entered into by and between the Galloway and Wakefern including, but not limited to, all documentation authorizing Galloway to utilize the names ShopRite, Fairway Market and Gourmet Garage. (xvi) Reserved. (xvii) Cyber Security/Privacy Policies. The Bank shall have received and reviewed to its satisfaction Galloway’s internal cyber security and privacy policies including, but not limited to, all data security guidelines/controls, risk management and assessment programs, incident response plans, written information security plans and website and mobile app disclosures along with evidence of compliance with state and federal privacy and data security laws and regulations; (xviii) Compliance with Laws. The Bank shall be reasonably satisfied that Borrower is in compliance with all pertinent federal, state, local or territorial regulations, including those with respect to the Privacy Laws, Federal Occupational Safety and Health Act, the Environmental Protection Act, ERISA and the Trading with the Enemy Act.; (xix) Galloway Acquisition Agreement. Delivery of executed and, if applicable, filed copies of the purchase agreement for the Galloway Premises and related documents evidencing the transfer of ownership of the Galloway Premises to the Borrower; and (xx) Other. All corporate/company and other proceedings, and all documents, instruments and other legal matters in connection with the transactions evidenced hereby shall be satisfactory in form and substance to the Bank and its counsel. -23- 4883-6638-4644, v. 14 (c) Satisfaction of Regulatory and Compliance Requirements. In addition to any requirements set forth above, and notwithstanding Borrower’s execution or delivery of this Agreement or any other Loan Document, all regulatory and compliance requirements, standards and processes shall be completed to the reasonable satisfaction of Bank. SECTION 3.2. CONDITIONS OF EACH EXTENSION OF CREDIT. The obligation of Bank to make each extension of credit requested by Borrower hereunder shall be subject to the fulfillment to Bank's satisfaction of each of the following conditions: (a) Compliance. The representations and warranties contained herein and in each of the other Loan Documents shall be true on and as of the date of the signing of this Agreement and on the date of each extension of credit by Bank pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no Event of Default as defined herein, and no condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default, shall have occurred and be continuing or shall exist. (b) Documentation. Bank shall have received all additional documents which may be reasonably required in connection with such extension of credit. (c) Letter of Credit Documentation. Prior to the issuance of any Letter of Credit, Bank shall have received a letter of credit agreement and any other Letter of Credit Documentation required by Bank, in each case completed and duly executed by Borrower. (d) Payment of Fees. Bank shall have received payment in full of any fee required by any of the Loan Documents to be paid at the time such credit extension is made. (e) Financial Condition. There shall have been no Material Adverse Effect, as determined by Bank, in the financial condition or business of Borrower or any Third Party Obligor hereunder, if any, nor any material decline, as reasonably determined by Bank, in the market value of any collateral required hereunder taken as a whole or a substantial or material portion of the assets of Borrower or any such Third Party Obligor, if any. ARTICLE IV AFFIRMATIVE COVENANTS Borrower covenants that so long as Bank remains committed to extend credit to Borrower pursuant hereto, or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall, unless Bank otherwise consents in writing: SECTION 4.1. PUNCTUAL PAYMENTS. Punctually pay all principal, interest, fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein, and immediately upon demand by Bank, the amount by which the outstanding principal balance of any credit subject hereto at any time exceeds any limitation on borrowings applicable thereto. -24- 4883-6638-4644, v. 14 SECTION 4.2. ACCOUNTING RECORDS. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Bank, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect the properties of Borrower. If at any time any change in generally accepted accounting principles would affect the computation of any covenant (including the computation of any financial covenant) and/or pricing grid set forth in this Agreement or any other Loan Document, Borrower and Bank shall negotiate in good faith to amend such covenant and/or pricing grid to preserve the original intent in light of such change; provided, that, until so amended, (i) such covenant and/or pricing grid shall continue to be computed in accordance with the application of generally accepted accounting principles prior to such change and (ii) Borrower shall provide to Bank a written reconciliation in form and substance reasonably satisfactory to Bank, between calculations of such covenant and/or pricing grid made before and after giving effect to such change in generally accepted accounting principles. SECTION 4.3. FINANCIAL STATEMENTS AND OTHER INFORMATION. Provide to Bank all of the following, in form and detail satisfactory to Bank: (a) not later than 90 days after and as of the end of each fiscal year, a 10-K report of the Borrower and its Subsidiaries submitted to the Securities and Exchange Commission ("SEC") (or equivalent audited financial statements if Borrower is no longer a reporting company with the SEC); and to the extent not included in the 10-K, an audited consolidated balance sheet of Borrower and its Subsidiaries as of the end of such fiscal year together with the related consolidated statements of operations, retained earnings and statements of cash flows for such fiscal year, certified without qualification by independent certified public accountants that are reasonably satisfactory to Bank (the “Accountants”). The Bank hereby acknowledges and agrees that KPMG is acceptable as Accountants for the Borrower; (b) not later than 45 days after and as of the end of each of the first three fiscal quarters of each fiscal year, a 10-Q report of the Borrower and its Subsidiaries submitted to the SEC (or equivalent financial statements if Borrower is no longer a reporting company with the SEC); (c) within 5 days of filing or public release, true copies of all (i) filings that are made by Borrower with the SEC or other regulatory authorities, and (ii) reports, statements, communications and announcements that are sent by the Borrower to its shareholders; (d) contemporaneously with each annual and quarterly report required hereby, a Compliance Certificate; and (e) from time to time such other information as Bank may reasonably request. SECTION 4.4. COMPLIANCE. (a) Preserve and maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business; comply with the provisions of all documents pursuant to which Borrower is organized and/or which govern Borrower's continued existence; comply

-25- 4883-6638-4644, v. 14 with the requirements of all laws, rules, regulations and orders of any jurisdiction in which the Borrower is located or doing business, or otherwise is applicable to Borrower; and (b) comply with, and cause each member of the Borrowing Group to comply with, all Sanctions, Anti-Money Laundering Laws, and Anti-Corruption Laws. SECTION 4.5. INSURANCE. (a) Maintain and keep in force, for each business in which Borrower is engaged, insurance of the types and in amounts customarily carried in similar lines of business, including but not limited to fire, extended coverage, commercial general liability, flood, and, if required by governmental regulation or Bank, hurricane, windstorm, seismic property damage, workers' compensation, marine cargo insurance, and specific hazards affecting any real property, including terrorism, with all such insurance carried in amounts reasonably satisfactory to Bank and where required by Bank, with replacement cost, mortgagee loss payable and Bank loss payable endorsements in favor of Bank, and (b) deliver to Bank prior to the date hereof, and from time to time at Bank's request, schedules setting forth all insurance then in effect. Such insurance may be obtained from an insurer or through an insurance agent of Borrower’s choice, provided that any insurer chosen by Borrower is acceptable to Bank on such reasonable grounds as may be permitted under applicable law. SECTION 4.6. FACILITIES. Keep all properties useful or necessary to Borrower's business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained. SECTION 4.7. TAXES AND OTHER LIABILITIES. Pay and discharge when due any and all Indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, except (a) such as Borrower may in good faith contest or as to which a bona fide dispute may arise, and (b) for which Borrower has made provision, to Bank's satisfaction, for eventual payment thereof in the event Borrower is obligated to make such payment. SECTION 4.8. LITIGATION. Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower or any Subsidiary with a claim in excess of $2,000,000.00 that is not fully covered by insurance along with copies of all documentation associated therewith. SECTION 4.9. FINANCIAL CONDITION. Maintain Borrower's financial condition as follows using GAAP consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein): (a) Fixed Charge Coverage Ratio of not less than 1.25 to 1.00 as of each fiscal quarter end, tested on a rolling four (4) quarter basis commencing as of July 31, 2020. (b) The ratio of Total Adjusted Debt divided by EBITDAR of not greater than (i) 3.25 to 1.00 during the period from the Closing Date through and including July 31, 2022 and (ii) 3.00 to 1.00 during the period as of August 1, 2022 and at all times thereafter, tested on a rolling four (4) quarter basis. -26- 4883-6638-4644, v. 14 (c) Tangible Net Worth of not less than $250,000,000 at all times. SECTION 4.10 WAKEFERN COOPERATIVE MATTERS. Maintain Borrower's status as a member in good standing of the Wakefern cooperative, remain in compliance with the terms and conditions of Wakefern’s Stockholders’ Agreement, perform all of Borrower's duties and obligations as a member of the Wakefern cooperative and maintain Borrower's right to use the “Shop Rite”, “Fairway Market” and “Gourmet Garage” names and trademarks. SECTION 4.11. NOTICE TO BANK. Promptly (but in no event more than five (5) days after the occurrence of each such event or matter or, with respect to Subsections 4.11(c) and/or (h), the date on which Borrower has actual knowledge of such event or matter) give written notice to Bank in reasonable detail of: (a) the occurrence of any Event of Default, or any condition, event or act which with the giving of notice or the passage of time or both would constitute an Event of Default; (b) any change in the name or the organizational structure of Borrower; (c) the occurrence and nature of any ERISA Event or Prohibited Transaction, each as defined in ERISA, or any funding deficiency with respect to any Plan; (d) any termination or cancellation of any insurance policy which Borrower is required to maintain, or any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or any other cause affecting Borrower's or any Subsidiary's property in excess of an aggregate of $2,000,000.00; (e) any default or asserted default by Borrower or any Subsidiary, under any real property lease, or under any agreement involving actual or threatened claims or liability in excess of $2,000,000.00; (f) any governmental taking involving any property owned by Borrower or any Subsidiary having a value in excess of $2,000,000.00; (g) receipt of any information, notice, claim or investigation as to any alleged use, storage, treatment or handling by Borrower or any Subsidiary of any hazardous substance in violation of applicable Environmental Laws or any discharge, spill, emission or disposal of any hazardous substance by, or on any property owned or leased by Borrower or any Subsidiary that may involve more than $2,000,000.00 in testing and clean-up costs; (h) a complete or partial withdrawal by Borrower or an ERISA Affiliate from a Multiemployer Plan or any changes in the business operations of Borrower or an ERISA Affiliate that are likely to trigger a complete or partial withdrawal liability under a Multiemployer Plan; (i) any proposed settlement offers and/or verdicts with regard to all existing litigation with a claim in excess of $2,000,000.00 that is not fully covered by insurance including but not limited, to with regard to all matters set forth on Schedule 2.4 attached hereto; and (j) with regard to that certain litigation matter known as Ying Y. Yang, Chun T. Lee and Liping Sun on behalf of themselves and all other persons similarly situated v. Village Super Market, Inc. d/b/a Shop Rite, Village Super Market of N.J. L.P. d/b/a Shoprite Ronald L. Goley, Hua Huang, Joaquim Batista, John/Jane Doe and Company ABC, Company XYZ (“Defendants”) Case No. 2:18-cv-10486-SDW-CLW, United States District Court for the District of New Jersey, (i) a copy of the order emanating from the case management conference currently scheduled for June 20, 2020 and (ii) such additional periodic updates as requested by the Bank from time to time. SECTION 4.12. PRIVACY MATTERS (a) Borrower shall use its best efforts to ensure that (i) the Computer Systems and all operations and businesses conducted thereon remain in compliance with all Privacy Laws, (ii) commercially reasonable technical, administrative and physical controls are employed to protect the integrity and function of the Computer Systems; and (iii) no Malware is placed or permitted to be placed on any Computer Systems. -27- 4883-6638-4644, v. 14 (b) In the event Borrower becomes aware or receives notice of any Cyber Attack, Data Breach or threat of Cyber Attacks or Data Breach, and notification is required to be made to any Person or third party under any contract, agreement, Privacy Law, or Applicable Law, Borrower shall, within five (5) Business Days of such notification to any Person or third party, give written notice of same to Bank detailing facts and circumstances of such Cyber Attack, Data Breach or threat of Cyber Attacks or Data Breach. SECTION 4.13 ERISA NOTICES AND REQUESTS. Furnish Bank with prompt written notice in the event that (i) Borrower or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which Borrower or any ERISA Affiliate has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) Borrower or any ERISA Affiliate knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred together with a written statement describing such transaction and the action which Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto, (iii) a funding waiver request has been filed with respect to any Plan together with all communications received by Borrower or any ERISA Affiliate with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which Borrower or any ERISA Affiliate was not previously contributing shall occur, (v) Borrower or any ERISA Affiliate shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) Borrower or any ERISA Affiliate shall receive any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (vii) Borrower or any ERISA Affiliate shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) Borrower or any ERISA Affiliate shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; or (ix) Borrower or any ERISA Affiliate knows that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan. SECTION 4.14 VILLAGE SUPER MARKET OF NY, LLC. Cause Village Super Market of NY, LLC (“Village NY”) to become a borrowing entity hereunder and under the other Loan Documents within fifteen (15) days of Village NY repaying in full any and all obligations owing to NYCNCC SUB-CDE 4, LLC along with evidence that all such liens in favor of such creditor have been terminated and receipt by the Bank of all other due diligence with regard to Village NY required by the Bank in its reasonable discretion. ARTICLE V NEGATIVE COVENANTS Borrower further covenants that so long as Bank remains committed to extend credit to Borrower pursuant hereto, or any liabilities (whether direct or contingent, liquidated or unliquidated) -28- 4883-6638-4644, v. 14 of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower will not without Bank's prior written consent: SECTION 5.1. USE OF FUNDS. SOURCES OF REPAYMENT. (a) Use, or permit any member of the Borrowing Group to use, any of the proceeds of any credit extended hereunder except for the purposes stated in Article I hereof, or directly or indirectly use any such proceeds to fund, finance or facilitate any activities, business or transactions: (i) that are prohibited by Sanctions; (ii) that would be prohibited by Sanctions if conducted by Bank or any of Bank’s affiliates; or (iii) that would be prohibited by any Anti-Money Laundering Laws or Anti- Corruption Laws. (b) Fund any repayment of the obligations hereunder or under any other Loan Document with proceeds, or provide any property as collateral for any such obligations, or permit any third party to provide any property as collateral for any such obligations, that is directly or indirectly derived from any transaction or activity that is prohibited by any Sanctions, Anti-Money Laundering Laws or Anti- Corruption Laws, or that could otherwise cause Bank or any of Bank’s affiliates to be in violation of any Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws. SECTION 5.2. OTHER INDEBTEDNESS. Create, incur, assume or permit to exist any Indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except (a) the liabilities of Borrower to Bank; (b) any other liabilities of Borrower existing as of, and disclosed to Bank in writing prior to, the date hereof; (c) trade credit incurred in the ordinary course of business; (d) Indebtedness pursuant to real property leases and equipment leases; (e) additional Indebtedness which is encumbered by any Permitted Encumbrances ; (f) any Swap Agreement entered into by Village with the Bank; (g) additional unsecured Indebtedness with regard to Wakefern or Wakefern sponsored programs in an aggregate amount not to exceed $25,000,000 at any time outstanding; and (h) additional unsecured Indebtedness which does not exceed the aggregate amount of $10,000,000.00 at any time outstanding. SECTION 5.3. MERGER, CONSOLIDATION, TRANSFER OF ASSETS. (a) Merge into or consolidate with any other entity; (b) make any substantial change in the nature of Borrower's business as conducted as of the date hereof; (c) acquire all or substantially all of the assets of any other entity other than Permitted Acquisitions; (d) sell, lease, transfer or otherwise dispose of all or a substantial or material portion of Borrower's assets except in the ordinary course of its business; (e) sell, transfer or otherwise dispose of any Equity Interests of any Subsidiary; nor (f) accomplish any of the above by virtue of a division or similar transaction. SECTION 5.4. GUARANTIES. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any assets of Borrower as security for, any liabilities or obligations of any other person or entity, except (i) any of the foregoing in favor of Bank and (ii) any of the foregoing with regard to Indebtedness of any Subsidiary (whether or not such Indebtedness is with regard to a joint venture) so long as such

-29- 4883-6638-4644, v. 14 guarantee is unsecured and the aggregate amount of such guarantees does not exceed $10,000,000 at any time. SECTION 5.5. LOANS, ADVANCES, INVESTMENTS. Directly or indirectly purchase or acquire any obligations, securities, stock or other assets to be held for investment (as distinguished from assets held for direct and immediate use or consumption by Borrower or any Subsidiary), or make any loans or advances to or extensions of credit, except for any of the following: (a) readily marketable direct obligations of the United States of America; (b) commercial paper maturing within 180 days from the date of issuance that has been issued by a corporation conducting the majority of its business in the United States and has a rating of A-1 or better from Moody's Investor Services or P-1 or better from Standard & Poor's; (c) readily marketable direct obligations of any state, county or municipality in the United States that has a rating of at least A-1 from Moody's Investor Service or P-1 from Standard and Poor's; (d) notes, checks and chattel paper from customers that are accepted by Borrower or any Subsidiary as payment for the sale of inventory in the ordinary course of business; (e) certificate of deposit and "repo" obligations of (i) the Bank and its affiliates or (ii) any other United States domiciled bank or trust company that has unrestricted capital funds of at least $500,000,000.00 and whose long term certificates of deposit have a rating of at least A-1 from Moody's Investor services or P-1 from Standard and Poor's; (f) investments in the stock of Wakefern and/or the stock of Insure-Rite Ltd., a captive insurance company owned by Wakefern, the Borrower and various other entities; (g) issuance of convertible debt, equity contributions or investments of less than $20,000,000.00 in any one transaction or $30,000,000.00 in the aggregate in any one fiscal year, provided, however, the aggregate amount of such does not exceed the sum of $70,000,000 during the period commencing on the Closing Date through and including the Galloway Term Loan Maturity Date; (h) repurchases of common stock of the Borrower; (i) deposits of cash with or acceptance of notes due from Wakefern made or done pursuant to the terms and provisions of any cooperative agreement between Borrower and Wakefern; (j) investments maintained with and arranged by Bank in connection with cash management services provided to Borrower by Bank; or (k) loans, advance and investments in Galloway and for the acquisition of the Galloway Premises. SECTION 5.6. DIVIDENDS, DISTRIBUTIONS. Declare or pay any dividend or distribution either in cash or any other property on Borrower's stock, membership interest, partnership interest or other ownership interest now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any class or type of ownership interest now or hereafter outstanding, provided, however, that Borrower may pay cash dividends and/or distributions to its shareholders, members or partners, as applicable, in any year and/or redeem, retire, repurchase and/or otherwise acquire its Equity Interests so long as (i) the Borrower is in pro forma compliance with all financial covenants set forth in Section 4.9 herein prior to and after giving effect to each such cash dividend, distribution, redemption, retirement, repurchase and/or acquisition and (ii) no Default and/or Event of Default shall have occurred and/or be caused by the making of each such cash dividend, distribution, redemption, retirement, repurchase and/or acquisition. SECTION 5.7. PLEDGE OF ASSETS/CREATION OF LIENS. Mortgage, pledge, grant or permit to exist a security interest in, or Lien upon, or transfer upon or against, all or any portion of Borrower's assets and/or property now owned or hereafter acquired, except (i) any of the foregoing in favor of Bank, (ii) security interests which is existing as of the date hereof, disclosed to Bank in writing and consented to by the Bank prior to the date hereof and (iii) Permitted Encumbrances. -30- 4883-6638-4644, v. 14 SECTION 5.8. DIFFERENT BUSINESS. Engage in any business other than the Permitted Businesses. SECTION 5.9. OWNERSHIP AND ORGANIZATIONAL CHANGES. Permit or effect any of the following: (a) any shares of stock of any Subsidiaries to be sold, transferred, conveyed, assigned, pledged, hypothecated, or otherwise encumbered, except for transfers to another Subsidiary; (b) any change in the capitalization or capital structure of Borrower or any Subsidiary (including the issuance of any new, additional or different type or class of stock, the modification, reduction or retirement of any existing class or type of stock or the changing or modifying of the voting power of any stock) if, as a result of that change, there would be a violation of any provision of this Agreement; (c) the Borrower or any Subsidiary enter into any merger or consolidation or participate in a joint venture with any other company, except that (i) any such transaction may take place between Subsidiaries if otherwise permitted under Section 5.5 hereof and (ii) to the extent that the aggregate amount of such does not exceed (A) $30,000,000 in any fiscal year and/or (B) $70,000,000 during the period commencing on the Closing Date through and including the Galloway Term Loan Maturity Date; (d) any Borrower or Subsidiary to acquire all or a substantial portion of the assets of any commercial person or entity, or acquire any assets or interest therein of any firm except (i) Permitted Acquisitions, (ii) those acquisitions made by the Borrower in the ordinary course of business (such as acquisitions of inventory, it being understood for purposes of this Section 5.9 that acquisitions of stores and acquisitions of selling space are not acquisitions in the ordinary course of Borrower's business) and/or (iii) investments or acquisitions as permitted pursuant to Section 5.5 hereof; or (e) any subsidiary to be created or acquired, except that a new subsidiary may be formed if it is wholly owned by the Borrower. Notwithstanding anything to the contrary in this Article V including, but not limited to, Section 5.3, Section 5.5 and this Section 5.9, (I) the aggregate amount of acquisitions permitted pursuant to the terms of Section 5.3, Section 5.5 and this Section 5.9 shall not exceed $30,000,000 during the period commencing on the Closing Date through and including the Galloway Term Loan Maturity Date and (II) the aggregate amount of investments permitted pursuant to the terms of Section 5.5 and this Section 5.9 shall not exceed $70,000,000 during the period commencing on the Closing Date through and including the Galloway Term Loan Maturity Date SECTION 5.10. ASSIGNMENT OF LEASES. Sell, assign, convey any interest in, or permit any Lien against, any leases, subleases, license or rights of use or occupancy of any kind with respect to any real property whatsoever, except for (i) the assignment of any lease for an existing store where a new store in the same locality is being opened and (ii) the sale of the Pelham Store, PDC and/or the Harlem Lot upon receipt of the written consent of the Bank, which consent shall not be unreasonably withheld, delayed and/or conditioned. SECTION 5.11. FISCAL YEAR. Change the fiscal year of Borrower or any of its Subsidiaries without the consent of Bank. SECTION 5.12. CHANGE IN MANAGEMENT. Permit or suffer a change in management that would result in less than two of the following individuals being in active, full time and direct control of the business of Borrower and its Subsidiaries: Robert Sumas, William Sumas, John P. Sumas, John J. Sumas and/or Nicholas Sumas. -31- 4883-6638-4644, v. 14 Section 1.01 SECTION 5.13. SUBSIDIARIES. (a) Form any Subsidiary unless such Subsidiary becomes a borrowing entity hereunder and under the other Loan Documents. (b) Enter into any partnership, joint venture or similar arrangement except as otherwise permitted in Section 5.9 hereof. SECTION 5.14. COMPLIANCE WITH ERISA. (x) Maintain, or permit any ERISA Affiliate to maintain, or (y) become obligated to contribute, or permit any ERISA Affiliate to become obligated to contribute, to any Plan, other than those Plans disclosed on Schedule 2.9 or any other Plan for which Bank has provided its prior written consent which consent shall not be unreasonably withheld, delayed or conditioned, (ii) engage, or permit any ERISA Affiliate to engage, in any non-exempt “prohibited transaction”, as that term is defined in section 406 of ERISA and Section 4975 of the Code, (iii) incur, or permit any ERISA Affiliate to incur, any “accumulated funding deficiency”, as that term is defined in Section 302 of ERISA or Section 412 of the Code, except with respect to contesting, on a good faith basis, the amount of accumulated funding deficiency sought by a multi-employer plan, (iv) terminate, or permit any ERISA Affiliate to terminate, any Plan where such event could result in any liability of Borrower or any ERISA Affiliate or the imposition of a Lien on the property of Borrower or any member of the Controlled Group pursuant to Section 4068 of ERISA, (v) except in connection with a Permitted Acquisition, assume, or permit any ERISA Affiliate to assume, any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 2.9, (vi) incur, or permit any ERISA Affiliate to incur, any withdrawal liability to any Multiemployer Plan; (vii) fail promptly to notify Bank of the occurrence of any Termination Event, (viii) fail to comply, or permit an ERISA Affiliate to fail to comply, with the requirements of ERISA or the Code or other Applicable Laws in respect of any Plan, (ix) fail to meet, or permit any ERISA Affiliate to fail to meet, all minimum funding requirements under ERISA or the Code or postpone or delay or allow any ERISA Affiliate to postpone or delay any funding requirement with respect of any Plan. SECTION 5.15. PREPAYMENT OF INDEBTEDNESS. At any time, directly or indirectly, prepay any Indebtedness (other than to Bank), or repurchase, redeem, retire or otherwise acquire any Indebtedness of Borrower. SECTION 5.16. ANTI-TERRORISM LAWS. (a) Borrower represents and warrants that (i) no Covered Entity is a Sanctioned Person and (ii) no Covered Entity, either in its own right or through any third party, (A) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (C) engages in any dealings or transactions prohibited by any Anti-Terrorism Law. (b) Borrower covenants and agrees that (i) no Covered Entity will become a Sanctioned Person, (ii) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from -32- 4883-6638-4644, v. 14 investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the Advances to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (iii) the funds used to repay the Obligations will not be derived from any unlawful activity, (iv) each Covered Entity shall comply with all Anti-Terrorism Laws and (v) the Borrower shall promptly notify the Bank in writing upon the occurrence of a Reportable Compliance Event. SECTION 5.17. TRADING WITH THE ENEMY ACT. Engage in any business or activity in violation of the Trading with the Enemy Act. SECTION 5.18. MEMBERSHIP/PARTNERSHIP INTERESTS. Elect to treat or permit any of its Subsidiaries to (x) treat its limited liability company membership interests or partnership interests, as the case may be, as securities as contemplated by the definition of “security” in Section 8-102(15) and by Section 8-103 of Article 8 of Uniform Commercial Code or (y) certificate its limited liability company membership interests or partnership interests, as the case may be. SECTION 5.19. COMMODITY HEDGING. Participate in any commodity hedging activities. SECTION 5.20. PLEDGE OF BORROWER’S EQUITY INTERESTS. Cause and/or permit any shareholder, partner or member of any guarantor or Borrower to pledge in favor of any Person other than the Bank the Equity Interests of Borrower. SECTION 5.21. PRIVACY LAWS. Engage in any business, data transfer or other activity in violation of any Privacy Law which could reasonably be expected to have a Material Adverse Effect. ARTICLE VI EVENTS OF DEFAULT SECTION 6.1. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) Borrower shall fail to pay within five (5) days when due any principal, interest, fees or other amounts payable under any of the Loan Documents. (b) Any financial statement or certificate furnished to Bank in connection with, or any representation or warranty made by Borrower or any other party under this Agreement or any other Loan Document shall prove to be incorrect, false or misleading in any material respect when furnished or made. (c) Any default in the performance of or compliance with: (1) any collateral value requirement set forth herein or in any other Loan Document; (2) any negative covenant set forth in Article V hereof; (3) any affirmative covenant set forth in Article IV hereof requiring the delivery of financial statements and other information to Bank; or (4) any obligation, agreement or other provision contained herein or in any other Loan Document related to Sanctions, Anti-Money Laundering Laws, or Anti-Corruption Laws.

-33- 4883-6638-4644, v. 14 (d) Any default in the performance of or compliance with any obligation, agreement or other provision contained in this Agreement or in any other Loan Document (other than those defaults specifically described as constituting an “Event of Default” under any other subsection of this Section 6.1.), and with respect to such default(s) that by their nature can be cured (excluding any defaults specifically described as constituting an “Event of Default” under any other subsection of this Section 6.1., none of which shall be subject to a cure period), such default shall continue for a period of twenty (20) days from its occurrence. (e) Any default beyond all applicable grace and/or cure periods in the payment or performance of any obligation, or any defined event of default, under the terms of any contract, instrument or document (other than any of the Loan Documents) pursuant to which Borrower, any guarantor hereunder or any general partner or joint venturer in Borrower if a partnership or joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") has incurred any debt or other liability to any person or entity, including Bank, provided, however, that with respect to a default under any obligation owed to any Person other than Bank, the amount of said obligation exceeds $2,000,000.00. (f) Borrower or any Third Party Obligor shall become insolvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; Borrower or any Third Party Obligor shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time ("Bankruptcy Code"), or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or Borrower or any Third Party Obligor shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or Borrower or any Third Party Obligor shall be adjudicated a bankrupt, or an order for relief shall be entered against Borrower or any Third Party Obligor by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors. (g) The filing of a notice of judgment Lien against Borrower or any Third Party Obligor; or the recording of any abstract or transcript of judgment against Borrower or any Third Party Obligor in any county or recording district in which Borrower or such Third Party Obligor has an interest in real property; or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Borrower or any Third Party Obligor; or the entry of a judgment against Borrower or any Third Party Obligor; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against Borrower or any Third Party Obligor unless the foregoing involves individually or in the aggregate, a liability in excess of $2,000,000.00. (h) There shall exist or occur any event or condition that Bank in good faith believes impairs, or is substantially likely to impair, the prospect of payment or performance by Borrower, any Third Party Obligor, or the general partner of either if such entity is a partnership, of its obligations under any of the Loan Documents. -34- 4883-6638-4644, v. 14 (i) The withdrawal, resignation or expulsion of any one or more of the general partners in Borrower or any Third Party Obligor if a partnership. The dissolution, division, or liquidation of Borrower or any Third Party Obligor if a corporation, partnership, joint venture or other type of entity; or Borrower or any such Third Party Obligor, or any of its directors, stockholders or members, shall take action seeking to effect the dissolution, division, or liquidation of Borrower or such Third Party Obligor. (j) The occurrence of a Change of Control. (k) The sale, transfer, hypothecation, assignment or encumbrance, whether voluntary, involuntary or by operation of law, without Bank's prior written consent, of all or any part of or interest in any real property collateral required hereby. SECTION 6.2. REMEDIES. Upon the occurrence and during the continuance of any Event of Default which is not waived in writing by the Bank or otherwise recognized in writing by the Bank as cured to the sole satisfactory of the Bank: (a) all Obligations, all principal, unpaid interest outstanding and other Indebtedness of Borrower under each of the Loan Documents, any term thereof to the contrary notwithstanding, shall at Bank's option and without notice (except as expressly provided in any Loan Documents) become immediately due and payable without presentment, demand, protest or any notices of any kind, including without limitation, notice of nonperformance, notice of protest, notice of dishonor, notice of intention to accelerate or notice of acceleration, all of which are hereby expressly waived by Borrower; (b) the obligation, if any, of Bank to extend any further credit under any of the Loan Documents shall immediately cease and terminate; and (c) Bank shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any credit subject hereto and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Bank may be exercised at any time by Bank and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity. ARTICLE VII MISCELLANEOUS SECTION 7.1. NO WAIVER. No delay, failure or discontinuance of Bank in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing. SECTION 7.2. NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address: -35- 4883-6638-4644, v. 14 BORROWER: VILLAGE SUPER MARKET, INC. 733 Mountain Avenue Springfield, New Jersey 07081 Attention: John Van Orden, Chief Financial Officer With copy to: DEL DUCA LEWIS LAW FIRM 21 E. Euclid Avenue, Suite 100 Haddonfield, New Jersey 08033 Attention: Karen Taylor-Lewis, Esq. BANK: WELLS FARGO BANK, NATIONAL ASSOCIATION 190 River Road, 1st Floor Summit, New Jersey 07901 Attention: Catherine Alessi, Senior Vice President With copy to: MANDELBAUM SALSBURG P.C. 3 Becker Farm Road, Suite 105 Roseland, New Jersey 07068 Attention: Jeffrey M. Rosenthal, Esq. or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt provided that any such notice via telecopy shall simultaneously sent by either (a) or (b) above. SECTION 7.3. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including, to the extent permitted by applicable law, reasonable attorneys' fees (to include outside counsel fees), expended or incurred by Bank in connection with (a) the negotiation and preparation of this Agreement and the other Loan Documents, Bank's continued administration hereof and thereof, and the preparation of any amendments and waivers hereto and thereto, (b) the enforcement of Bank's rights and/or the collection of any amounts which become due to Bank under any of the Loan Documents, whether or not suit is brought, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity. Whenever in this Agreement and the other Loan Documents Borrower is obligated to pay for the attorneys' fees of Bank, or the phrase "reasonable attorneys' fees" or a similar phrase is used, it shall be Borrower's obligation to pay the attorneys' fees actually incurred or allocated, at standard hourly rates, without regard to any statutory interpretation, which shall not apply, Borrower hereby waiving the application of any such statute. Notwithstanding anything in this Agreement to the contrary, reasonable attorneys' fees shall not exceed the amount permitted by law. -36- 4883-6638-4644, v. 14 SECTION 7.4. SUCCESSORS, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interests or rights hereunder without Bank's prior written consent. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits under each of the Loan Documents. In connection therewith, Bank may disclose all documents and information which Bank now has or may hereafter acquire relating to any credit subject hereto, Borrower or its business, any guarantor hereunder or the business of such guarantor, if any, or any collateral required hereunder. SECTION 7.5. ENTIRE AGREEMENT; AMENDMENT. To the full extent permitted by law, this Agreement and the other Loan Documents constitute the entire agreement between Borrower and Bank with respect to each credit subject hereto and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be amended or modified only in writing signed by each party hereto. SECTION 7.6. NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party. SECTION 7.7. TIME. Time is of the essence of each and every provision of this Agreement and each other of the Loan Documents. SECTION 7.8. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement. SECTION 7.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Agreement. SECTION 7.10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey (such State, Commonwealth or District is referred to herein as the “State”), but giving effect to federal laws applicable to national banks, without reference to the conflicts of law or choice of law principles thereof. SECTION 7.11. BUSINESS PURPOSE. Borrower represents and warrants that each credit subject hereto is made for (a) a business, commercial, investment, agricultural or other similar purpose, (b) the purpose of acquiring or carrying on a business, professional or commercial activity, or (c) the purpose of acquiring any real or personal property as an investment and not primarily for a personal, family or household use.

-37- 4883-6638-4644, v. 14 SECTION 7.12. RIGHT OF SETOFF; DEPOSIT ACCOUNTS. Upon the occurrence and during the continuance of an Event of Default, (a) Borrower hereby authorizes Bank, at any time and from time to time, without notice, which is hereby expressly waived by Borrower, and whether or not Bank shall have declared any credit subject hereto to be due and payable in accordance with the terms hereof, to set off against, and to appropriate and apply to the payment of, Borrower's obligations and liabilities under the Loan Documents (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Borrower (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced), and (b) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Bank, in its sole discretion, may elect. Bank may exercise this remedy regardless of the adequacy of any collateral for the obligations of Borrower to Bank and whether or not the Bank is otherwise fully secured. Borrower hereby grants to Bank a security interest in all deposits and accounts maintained with Bank to secure the payment of all obligations and liabilities of Borrower to Bank under the Loan Documents. SECTION 7.13. ARBITRATION. (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise in any way arising out of or relating to (i) any credit subject hereto, or any of the Loan Documents, and their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit. In the event of a court ordered arbitration, the party requesting arbitration shall be responsible for timely filing the demand for arbitration and paying the appropriate filing fee within 30 days of the abatement order or the time specified by the court. Failure to timely file the demand for arbitration as ordered by the court will result in that party’s right to demand arbitration being automatically terminated. (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in the State selected by the American Arbitration Association (“AAA”); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA’s commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA’s optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the “Rules”). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. §91 or any similar applicable state law. -38- 4883-6638-4644, v. 14 (c) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph. (d) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State or a neutral retired judge of the state or federal judiciary of the State, in either case with a minimum of ten years’ experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitrable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of the State and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the corresponding rules of civil practice and procedure applicable in the State or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. (e) Discovery. In any arbitration proceeding, discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available. (f) Class Proceedings and Consolidations. No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed any Loan Document, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity. -39- 4883-6638-4644, v. 14 (g) Payment of Arbitration Costs and Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding. Section 1.02 (h) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties. (i) Small Claims Court. Notwithstanding anything herein to the contrary, each party retains the right to pursue in Small Claims Court any dispute within that court’s jurisdiction. Further, this arbitration provision shall apply only to disputes in which either party seeks to recover an amount of money (excluding attorneys’ fees and costs) that exceeds the jurisdictional limit of the Small Claims Court. SECTION 7.14. JOINT AND SEVERAL LIABILITY. (a) Each Borrower has determined and represents to Bank that it is a legitimate business purpose and in its best interests to induce Bank to extend credit pursuant to this Agreement. Each Borrower acknowledges and represents that its business is related to the business of every other Borrower hereunder, and all commitments, advances and other credit extensions under this Agreement will individually and collectively benefit each Borrower hereunder. (b) Each Borrower has determined and represents to Bank that it has, and after giving effect to the transactions contemplated by this Agreement will have, assets having a fair market value in excess of its liabilities, after giving effect to any available rights of contribution or subrogation, and each Borrower has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts as they mature. (c) Each Borrower agrees that it is jointly and severally and unconditionally liable to Bank for, and will pay to Bank when due, the full amount of all existing and future Indebtedness arising in connection with any facility extended under this Agreement, and all modifications, extensions and renewals thereto, including without limitation all principal and interest, and all fees, costs and expenses chargeable to each Borrower individually or collectively in connection with any facility hereunder. These obligations shall be in addition to any other obligations of any Borrower under any other agreement with Bank entered into before or after the date of this Agreement, unless such other agreement is expressly modified or revoked in writing, and this Agreement shall not affect or invalidate the terms of any such other agreement, unless otherwise expressly provided herein. (d) The liability of a Borrower for Indebtedness hereunder shall be reinstated and revived and the rights of Bank shall continue if and to the extent that for any reason any amount at any time paid on account of any facility under this Agreement by any Borrower or any other person or entity is -40- 4883-6638-4644, v. 14 rescinded or must otherwise be restored by Bank, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. (e) Each Borrower authorizes Bank, without notice to or demand on such Borrower, and without affecting such Borrower's liability for Indebtedness incurred under any facility extended under this Agreement, from time to time to: (i) alter, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness of any other Borrower to Bank on account of any such facilities; (ii) take and hold security from any other Borrower for the payment of Indebtedness incurred under any facility extended under this Agreement, and exchange, enforce, waive or release any such security; (iii) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage, or deed of trust, as Bank in its discretion may determine; (iv) release or substitute any one or more of the endorsers or any guarantors of any facility hereunder, or any other party obligated thereon; and (v) apply payments received by Bank from any other Borrower to Indebtedness of such other Borrower to Bank other than to any facility extended under this Agreement. (f) Each Borrower represents and warrants to Bank that it has established adequate means of obtaining from every other Borrower on a continuing basis financial and other information relating to the financial condition of every other Borrower, and each Borrower agrees to keep adequately informed by such means of any facts, events or circumstances which might in any way affect its risks hereunder. Each Borrower further agrees that Bank shall have no obligation to disclose to it any information or material about any other Borrower which is acquired by Bank in any manner. (g) Each Borrower waives any right to require Bank to: (i) proceed against any other Borrower or any other person; (ii) proceed against or exhaust any security held from any other Borrower or any other person; (iii) pursue any other remedy in Bank's power; (iv) apply payments received by Bank from any other Borrower to any facility extended under this Agreement; (v) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of any kind, including without limitation, any notice of nonperformance, protest, notice of protest, notice of dishonor, notice of intention to accelerate or notice of acceleration; or (vi) set off against the Indebtedness the fair value of any real or personal property given as collateral for the Indebtedness (whether such right of setoff arises under statute or otherwise). In addition to the foregoing, each Borrower specifically waives any statutory right it might have to require Bank to proceed against other Borrowers or any collateral that secures the Indebtedness. (h) Each Borrower waives to the extent permitted by applicable law any defense to its liability for repaying any facility extended under this Agreement based upon or arising by reason of: (i) any disability or other defense of any other Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the liability of any other Borrower for the facility extended under this Agreement; (iii) any lack of authority of any officer, director, partner, agent or other person acting or purporting to act on behalf of any other Borrower or any defect in the formation of any other Borrower; (iv) the application by any other Borrower of the proceeds of any facility extended under this Agreement for purposes other than the purposes intended or understood by Bank or each other Borrower; (v) any act or omission by Bank which directly or indirectly results in or aids the discharge of any other Borrower by operation of law or otherwise, or which in any way

-41- 4883-6638-4644, v. 14 impairs or suspends any rights or remedies of Bank against any other Borrower; (vi) any impairment of the value of any interest in any security for any facility extended under this Agreement, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; or (vii) any modification of the Indebtedness of any other Borrower for any facility extended under this Agreement, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Indebtedness of any Borrower for any facility extended under this Agreement, including increase or decrease of the rate of interest thereon. (i) Until each facility extended under this Agreement and all Indebtedness arising under or in connection with this Agreement shall have been paid in full, no Borrower shall have any right of subrogation. Each Borrower waives all rights and defenses it may have arising out of (i) any election of remedies by Bank, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for each facility extended under this Agreement, destroys its rights of subrogation or its rights to proceed against any other Borrower for reimbursement, or (ii) any loss of rights it may suffer by reason of any rights, powers or remedies of any other Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Borrower's Indebtedness for each facility extended under this Agreement, whether by operation of law, or otherwise, including any rights Borrower may have to claim a fair market credit with respect to a deficiency or have a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security for any portion of the Indebtedness, and Borrower waives any right Borrower may have under any “one-action” rule. Borrower further waives the benefit of any homestead, exemption or other similar laws. Until all Obligations of each Borrower to Bank arising under or in connection with this Agreement shall have been paid in full, each Borrower waives any right to enforce any remedy which Bank now has or may hereafter have against any other Borrower or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Bank. To the fullest extent permitted by applicable law, Borrower waives all rights of a surety and the benefits of any applicable suretyship law, statute or regulation, and without limiting any of the waivers set forth herein, Borrower further waives any other fact or event that, in the absence of this provision, would or might constitute or afford a legal or equitable discharge or release of or defense to Borrower. ARTICLE VIII DEFINITIONS 8.1 Accounting Terms. As used in this Agreement, the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in this Section 8 or elsewhere in this Agreement and accounting terms partly defined in Section 8 to the extent not defined, shall have the respective meanings given to them under GAAP; provided, however, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP as applied in preparation of the audited financial statements of Borrower for the fiscal year ended December 31, 2019. If there occurs after the Closing Date any change in GAAP that affects in any respect the calculation of any covenant contained in this Agreement or the definition -42- 4883-6638-4644, v. 14 of any term defined under GAAP used in such calculations, Bank and Borrower shall negotiate in good faith to amend the provisions of this Agreement that relate to the calculation of such covenants with the intent of having the respective positions of Bank and Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the Closing Date, provided, that, until any such amendments have been agreed upon, the covenants in this Agreement shall be calculated as if no such change in GAAP had occurred and Borrower shall provide additional financial statements or supplements thereto, attachments to Compliance Certificates and/or calculations regarding financial covenants as Bank may reasonably require in order to provide the appropriate financial information required hereunder with respect to Borrower both reflecting any applicable changes in GAAP and as necessary to demonstrate compliance with the financial covenants before giving effect to the applicable changes in GAAP. 8.2 General Terms. For purposes of this Agreement the following terms shall have the following meanings: “Accountants” shall have the meaning set forth in Subsection 4.3(a) hereof. “Advances” shall mean and include the Revolving Advances as well as the Letters of Credit, the Term Loan, the Converted Term Loan and the Galloway Term Loan. “Affiliate” of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 5% or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise. “Agreement” shall mean this Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Anti-Terrorism Laws” shall mean any Applicable Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery including Executive Order No. 13224, the USA PATRIOT Act, the Applicable Laws comprising or implementing the Bank Secrecy Act, the Applicable Laws administered by the United States Treasury Department’s Office of Foreign Asset Control and any regulation, order, or directive promulgated, issued or enforced pursuant to such laws (as any of the foregoing Applicable Laws may from time to time be amended, renewed, extended, or replaced). “Applicable Law” shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, other Loan Document or contract in question, including all applicable common law principles; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Body, and all orders, judgments and decrees of all courts and arbitrators including, but not limited to, all Flood Laws. -43- 4883-6638-4644, v. 14 “Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark, as applicable, (A) if such Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an interest period pursuant to this Agreement or (B) otherwise, any payment period for interest calculated with reference to such Benchmark that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to the provisions of this Credit Agreement. “Benchmark” means, initially, Daily Simple SOFR or SOFR Average (30-Day SOFR Average), as applicable; provided, however, that if a Benchmark Transition Event has occurred with respect to Daily Simple SOFR, SOFR Average (30-Day SOFR Average) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to the provisions of this Credit Agreement. “Benchmark Administrator” means, initially, as applicable, the SOFR Administrator or any successor administrator of the then-current Benchmark or any insolvency or resolution official with authority over such administrator. “Benchmark Floor” means a rate of interest equal to zero percent (0%). “Benchmark Replacement” means the sum of: (A) the alternate rate of interest that has been selected by Bank as the replacement for the then-current Benchmark; and (B) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Bank, in each case, giving due consideration to (x) any selection or recommendation by the Relevant Governmental Body at such time for a replacement rate, the mechanism for determining such a rate, the methodology or conventions applicable to such rate, or the spread adjustment, or method for calculating or determining such spread adjustment, for such rate, or (y) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the then-current Benchmark, the methodology or conventions applicable to such rate, or the spread adjustment, or method for calculating or determining such spread adjustment, for such alternate rate for U.S. dollar-denominated syndicated or bilateral credit facilities at such time; provided, however, that if the Benchmark Replacement as determined as provided above would be less than the Benchmark Floor, then the Benchmark Replacement shall be deemed to be the Benchmark Floor, subject to any other applicable floor rate provision. “Benchmark Replacement Conforming Changes” means any technical, administrative or operational changes (including, without limitation, changes to the definition of “U.S. Government Securities Business Day,” the timing and frequency of determining rates and making payments of interest, prepayment provisions and other technical, administrative or operational matters) that Bank decides may be appropriate to reflect the adoption and implementation of a Benchmark Replacement and to permit the administration thereof by Bank. “Benchmark Replacement Date” means the date specified by Bank in a notice to Borrower following a Benchmark Transition Event. -44- 4883-6638-4644, v. 14 “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark: a public statement or publication of information by or on behalf of the Benchmark Administrator or a regulatory supervisor for the Benchmark Administrator announcing that (A) the Benchmark Administrator has ceased or will cease to provide such Benchmark, or, if such Benchmark is a term rate, all Available Tenors of such Benchmark, permanently or indefinitely, or (B) such Benchmark is, or, if such Benchmark is a term rate, all Available Tenors of such Benchmark are, not, or as of a specified future date will not be, representative of underlying markets or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. “Borrower” shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Person. “Business Day” shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in New York. “Capital Expenditures” shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations, which, in accordance with GAAP, would be classified as capital expenditures. “Capitalized Lease Obligation” shall mean any Indebtedness of Borrower represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. “Cash and Cash Equivalents” shall mean as defined in GAAP, including, without limitation, all cash on hand, funds on deposit in demand deposit accounts, investments, including, without limitation, money market accounts, certificates of deposits, commercial paper, short term government bonds and bills and marketable securities, all of which can readily be converted into cash and having a maturity date of less than three (3) months. “Cash Management Products and Services” shall mean agreements or other arrangements under which Bank or any Affiliate of the Bank provides any of the following products or services to the Borrower: (a) credit cards; (b) credit card processing services; (c) debit cards and stored value cards; (d) commercial cards; (e) ACH transactions; and (f) cash management and treasury management services and products, including without limitation controlled disbursement accounts or services, lockboxes, automated clearinghouse transactions, overdrafts, interstate depository network services. The Indebtedness, obligations and liabilities of the Borrower to Bank or any Affiliate of Bank with respect to any Cash Management Products and Services (including all obligations and liabilities owing to such provider in respect of any returned items deposited with such provider) (the “Cash Management Liabilities”) shall be “Obligations” hereunder. “Cash Management Liabilities” shall have the meaning provided in the definition of Cash Management Products and Services.

-45- 4883-6638-4644, v. 14 “Change in Law” shall mean the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Applicable Law; (b) any change in any Applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented. “Change of Control” shall mean (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of Borrower to a Person who is not Robert Sumas, William Sumas, John P. Sumas, John J. Sumas, Nicholas Sumas and/or their respective spouse and/or lineal family members or (b) any merger or consolidation of or with Borrower into another entity (and where control of the merged or consolidated entity is in someone who is not Robert Sumas, William Sumas, John P. Sumas, John J. Sumas, Nicholas Sumas and/or their respective lineal family members). For purposes of this definition, “control of Borrower” shall mean the power, direct or indirect (x) to vote 50% or more of the Equity Interests having ordinary voting power for the election of directors (or the individuals performing similar functions) of Borrower or (y) to direct or cause the direction of the management and policies of Borrower by contract or otherwise. “Closing Date” shall mean as of January __, 2022 or such other date as may be agreed to by the parties hereto. “Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. “Compliance Certificate” shall mean a compliance certificate to be signed by the President, Chief Financial Officer or Controller of Borrower, which shall state that, based on an examination sufficient to permit such officer to make an informed statement, no Default or Event of Default exists, or if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such default and, such certificate shall have appended thereto calculations which set forth Borrower’s compliance with the requirements or restrictions imposed by Sections 4.9, 5.2, 5.5 and 5.6 substantially in form and substance set forth on Exhibit D attached hereto and otherwise acceptable to the Bank in its sole but reasonable discretion. “Computer System(s)” shall mean any and all hardware, software, databases, websites, applications, mobile devices and applications, storage devices, servers, transmission media, internet- connected devices and applications, network-connected devices and applications, computers, operating -46- 4883-6638-4644, v. 14 systems, network interfaces, network devices, interface cards, hubs, bridges, switches, routers, gateways, firewalls, media and peripherals. “Conforming Changes” means any technical, administrative or operational changes (including, without limitation, changes to the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition, the timing and frequency of determining rates and making payments of interest, prepayment provisions and other technical, administrative or operational matters) that Bank decides may be appropriate to reflect the adoption and implementation of a Benchmark Replacement or to permit the use and administration of SOFR Average (30-Day SOFR Average), Daily Simple SOFR or a Benchmark Replacement by Bank. “Contract Rate” shall mean, as applicable, the Revolving Interest Rate the Term Loan Rate, the Converted Term Loan Rate and the Galloway Term Loan Rate. “Controlled Group” shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under Subsections 414(b) and (c) of the Code. “Converted Term Loan” shall have the meaning set forth in Section 2.1A hereof. “Converted Term Loan Conditions” shall have the meaning ascribed to in Section 1.7 herein. “Converted Term Loan Maturity Date” shall mean the September 4, 2035. “Converted Term Loan Rate” shall mean an interest rate per annum equal to the sum of (i) the greater of the SOFR Average (30-Day SOFR Average) and zero percent (0.00%) plus (ii) one and 61/100 percent (1.61%). “Converted Term Note” shall have the meaning set forth in Section 1.3 hereof. “Corresponding Tenor” shall mean a tenor having approximately the same length as the Interest Period, provided, however, that the Corresponding Tenor for Daily SOFR shall be one day. “Cyber Attack” shall mean any action by any Person, any of its employees, or any third party that has the effect, or potentially may have the effect, of altering, damaging, stealing, accessing, acquiring, disabling and/or destroying any portion of data or the Computer Systems of Borrower or any of its Subsidiaries. “Daily Simple SOFR” means, with respect to any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, the “SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website ; provided, however, that if Daily Simple SOFR determined as -47- 4883-6638-4644, v. 14 provided above would be less than the Benchmark Floor, then Daily Simple SOFR shall be deemed to be the Benchmark Floor. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. “Data Breach” shall have the meaning ascribed to it by any applicable Privacy Law that pertains to the unauthorized access or acquisition of data. “Deposit Account” shall mean that deposit account #XXXXXXXX3297 maintained by the Borrower with the Bank. “Default” shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default. “Default Rate” shall have the meaning set forth in Subsection 1.4(b) hereof. “EBITDAR” shall mean for any period the sum of (i) Net Income (or loss) of Borrower for such period (excluding extraordinary gains and losses), plus (ii) all interest expense of Borrower for such period, plus (iii) all charges against income of Borrower during such period for federal, state and local income taxes accrued, plus (iv) depreciation expenses of the Borrower for such period, plus (v) amortization expenses of the Borrower for such period, plus (vi) non-cash compensation in the form of stock or stock options, plus (vii) all Rent Expense of Borrower for such period, plus (viii) non-cash expenses of Borrower associated with Pension Benefit Plans during such period, plus (ix) non-cash expenses of Borrower associated with LIFO provisions during such period, minus (x) non-cash gains of the Borrower during such period. “Egg Harbor Township Premises” shall mean that certain real property located at 3001 English Creek Avenue, Egg Harbor Township, New Jersey 08234. “Environmental Indemnity Agreement” shall mean, individually and collectively, as the context requires, each of the Environmental Indemnity Agreements executed by the Borrower in favor of the Bank with regard to the applicable Mortgaged Premises, substantially in form and substance set forth on Exhibit E attached hereto and otherwise acceptable to the Bank in its sole but reasonable discretion, as each may be amended, restated, replaced and/or modified from time to time. “Equity Interests” of any Person shall mean any and all shares, rights to purchase, options, warrants, general, limited or limited liability partnership interests, member interests, participation or other equivalents of or interest in (regardless of how designated) equity of such Person, whether voting or nonvoting, including common stock, preferred stock, convertible securities or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act). -48- 4883-6638-4644, v. 14 “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder. “Event of Default” shall have the meaning set forth in Article VI hereof. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Executive Order No. 13224” shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “Federal Reserve Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed. “First Amendment Closing Date” shall mean as of September 1, 2020. “Fixed Charge Coverage Ratio” shall mean and include, with respect to any fiscal period, the ratio of (A) the sum of (i) EBITDAR of Borrower for such period, minus (ii) the aggregate amount of dividends, distributions and other disbursements made by the Borrower to its members and/or shareholder and/or partners during such period, minus (iii) the aggregate amount of income tax expenses of the Borrower during such period, minus (iv) the aggregate fair market value of all classes and types of Equity Interests of the Borrower redeemed, retired, repurchased and/or otherwise acquired during such period, except that such total amounts representing redeemed, retired, repurchased and/or otherwise acquired Equity Interests shall not include amounts up to $3,000,000 in the aggregate for any preceding thirty six (36) month period, representing the Borrower’s withholding tax amounts related to the vesting of restricted share grants to its employees, to (B) the sum of (i) the aggregate amount of the current portions of the Borrower’s long-term Indebtedness during such period, plus (ii) the aggregate amount due and owing by the Borrower during such period with regard to all Capitalized Lease Obligations of the Borrower, plus (iii) all interest expense of Borrower paid in cash during such period plus (iv) all Rent Expense of Borrower for such period. “Flood Laws” shall mean all Applicable Laws relating to policies and procedures that address requirements placed on federally regulated Banks under the National Flood Insurance Reform Act of 1994 and other Applicable Laws related thereto. “Funded Debt” shall mean, with respect to any Person, without duplication, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person’s option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capitalized Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrower, the Obligations and, without duplication, Indebtedness consisting of guaranties of Funded Debt of other Persons.

-49- 4883-6638-4644, v. 14 “GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time. “Galloway Premises” shall mean that certain real property located at 401-407 S. Pitney Road, Galloway, New Jersey 08205. “Galloway Term Loan” shall mean the Advances made pursuant to Section 1.3 of this Agreement. “Galloway Term Loan Advance Date” shall mean January 28, 2022. “Galloway Term Loan Amount” shall mean $7,350,000. “Galloway Term Loan Conditions” shall have the meaning ascribed to in Section 1.7 of this Credit Agreement. “Galloway Term Loan Maturity Date” shall mean the first (1st) Business Day of January, 2037. “Galloway Term Loan Rate” shall mean an interest rate per annum equal to the sum of (i) the greater of the SOFR Average (30-Day SOFR Average) and zero percent (0.00%) plus (ii) one and one- half of one percent (1.50%). “Galloway Term Note” shall mean the promissory note described in Section 1.3(b)(i) hereof. “Governmental Body” shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Hanover Township Premises” shall mean that certain real property located at 178-190 Hanover Avenue, Hanover Township, New Jersey 07927. “Indebtedness” shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of, without duplication: (a) borrowed money; (b) amounts received under or liabilities in respect of any note purchase or acceptance credit facility, and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all Capitalized Lease Obligations; (d) reimbursement obligations (contingent or otherwise) under any letter of credit agreement, banker’s acceptance agreement or similar arrangement; (e) obligations under any Swap Agreement or other interest rate management device, foreign currency exchange agreement, currency swap agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement; -50- 4883-6638-4644, v. 14 (f) any other advances of credit made to or on behalf of such Person or other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements including to finance the purchase price of property or services and all obligations of such Person to pay the deferred purchase price of property or services (but not including trade payables and accrued expenses incurred in the Ordinary Course of Business which are not represented by a promissory note or other evidence of indebtedness); (g) the entire portion of Equity Interests of such Person subject to repurchase or redemption rights or obligations (excluding repurchases or redemptions at the sole option of such Person); (h) all indebtedness, obligations or liabilities secured by a Lien on any asset of such Person, whether or not such indebtedness, obligations or liabilities are otherwise an obligation of such Person; (i) all obligations of such Person for “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts; (j) off-balance sheet liabilities and/or pension plan liabilities of such Person; (k) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business; and (l) any guaranty of any indebtedness, obligations or liabilities of a type described in the foregoing clauses (a) through (k). “Interest Period” means a period commencing on a Federal Reserve Business Day and continuing for one (1) month during which all or a portion of the outstanding principal balance of the applicable Notes bear interest determined in relation to SOFR Average (30-Day SOFR Average) with the understanding, that (i) no Interest Period may be selected for a principal amount less than the then outstanding principal balance of such Note, (ii) if the day after the end of any Interest Period is not a Federal Reserve Business Day (so that a new Interest Period could not be selected by Borrower to start on such day), then such Interest Period shall continue up to, but shall not include, the next Federal Reserve Business Day after the end of such Interest Period, unless the result of such extension would be to cause any immediately following Interest Period to begin in the next calendar month in which event the Interest Period shall continue up to, but shall not include, the Federal Reserve Business Day immediately preceding the last day of such Interest Period, (iii) no Interest Period shall extend beyond the scheduled maturity date hereof and (iv) no tenor that has been removed from this definition pursuant to the terms of the Notes shall be available for designation by Borrower. “Letter of Credit Fees” shall mean all fees and commissions set forth in Section 1.5 herein. “Letter of Credit Sublimit” shall mean $25,000,000. “Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction. “Loan Documents” shall mean this Agreement, the Note, any guaranty, any Swap Agreement, the Mortgage, the Environmental Indemnity Agreement, the Subordination, Non-Disturbance and -51- 4883-6638-4644, v. 14 Attornment Agreement with Tenant Estoppel Agreement, and any and all other agreements, instruments and documents, including guaranties, pledges, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by Borrower or any guarantor and/or delivered to Bank in respect of the transactions contemplated by this Agreement. “Loans” shall mean, collectively, the Revolving Advances, the Term Loan, the Converted Term Loan and the Galloway Term Loan. “Malware” shall mean any software that may, or does, alter, damage, steal, access, acquire, destroy and/or disable any portion of data and/or the Computer Systems of Borrower or any Affiliate of Borrower. “Material Adverse Effect” shall mean a material adverse effect on (a) the condition (financial or otherwise), results of operations, assets, business and/or properties of Borrower and its Subsidiaries, taken as a whole, (b) Borrower’s ability to duly and punctually pay or perform the Obligations in accordance with the terms thereof, (c) the value of the Assets of the Borrower, or Bank’s Liens on the assets of the Borrower or the priority of any such Lien or (d) the practical realization of the benefits of Bank’s rights and remedies under this Agreement and the other Loan Documents. “Maximum Revolving Advance Amount” shall mean $75,000,000. “Middle Township Premises” shall mean that certain real property located at 1700 Route 47 South, Middle Township, New Jersey 08242. “Mortgage” shall mean, individually and collectively, as the context requires, each of the fee mortgages executed by the applicable Borrower in favor of the Bank with regard to the applicable Mortgaged Premises securing all Obligations with regard to the Converted Term Loan and the Galloway Term Loan, in form and substance set forth on Exhibit F attached hereto and otherwise acceptable to the Bank in its sole but reasonable discretion, as each may be amended, restated, replaced and/or modified from time to time, including, without limitation, the Second Mortgages. “Mortgage Obligations” shall mean the aggregate of the Converted Term Loan and the Galloway Term Loan. “Mortgaged Premises” shall mean, collectively, (i) the Egg Harbor Township Premises, (ii) the Middle Township Premises, (iii) the Hanover Township Premises and (iv) the Galloway Premises. “Mortgaged Premises Support Documentation” means with respect to any real property subject to a Mortgage, the deliverables and documents described on Schedule 1.7 attached hereto. “Multiemployer Plan” shall mean a “multiemployer plan” as defined in Sections 3(37) and 4001(a)(3) of ERISA. “Multiple Employer Plan” shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the Controlled Group) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. -52- 4883-6638-4644, v. 14 “Net Income” shall have the meaning ascribed to it by GAAP. “Note” shall mean, collectively, the Revolving Credit Note, the Term Note, the Converted Term Note and the Galloway Term Note. “Obligations” shall mean and include any and all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to Bank or to any other direct or indirect subsidiary or affiliate of Bank of any kind or nature, present or future (including any interest or other amounts accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest or other amounts is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, (including this Agreement, Swap Agreements, Cash Management Products and Services and the other Loan Documents) whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts or deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Bank’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, regardless of how such Indebtedness or liabilities arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including, but not limited to, any and all of Borrower’s Indebtedness and/or liabilities under this Agreement, the Loan Documents or under any other agreement between Bank and Borrower and any amendments, extensions, renewals or increases and all costs and expenses of Bank incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys’ fees and expenses and all obligations of Borrower to Bank to perform acts or refrain from taking any action. “Ordinary Course of Business” shall mean the ordinary course of Borrower’s business as conducted on the Closing Date. “PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. “Pension Benefit Plan” shall mean at any time any employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained by any member of the Controlled Group for employees of any member of the Controlled Group; or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the Controlled Group for employees of any entity which was at such time a member of the Controlled Group.

-53- 4883-6638-4644, v. 14 “Permitted Acquisitions” shall mean acquisitions of the assets or Equity Interests of another Person (the “target”) so long as: (a) the total costs and liabilities (including without limitation, all assumed liabilities, all earn-out payments, deferred payments and the value of any other stock or assets transferred, assigned or encumbered with respect to such acquisitions) of all such acquisitions do not exceed the aggregate amount of $10,000,000 during any fiscal year and the aggregate amount of $30,000,000 during the period commencing on the Closing Date through and including the Galloway Term Loan Maturity Date, (b) with respect to the acquisition of Equity Interests, such target shall be added as a borrowing entity to this Agreement and be jointly and severally liable for all Obligations, (c) the target or property is used or useful in the Borrowers’ Permitted Businesses, (d) the board of directors (or other comparable governing body) of the target shall have duly approved the transaction, (e) Borrower shall have delivered to Bank (i) a pro forma balance sheet and pro forma financial statements and a Compliance Certificate demonstrating that, upon giving effect to such acquisition on a pro forma basis, Borrower would be in compliance with the financial covenants set forth in Section 4.9 as of the most recent fiscal quarter end, (ii) financial statements of the target for the two most recent fiscal years then ended, in form and substance reasonably acceptable to Bank, (iii) updated Schedules to this Agreement and (iv) all searches and other due diligence with regard to the target requested by the Bank from time to time and (f) no Default and/or Event of Default shall have occurred and/or will occur after giving pro forma effect to such acquisition. “Permitted Businesses” shall have the meaning ascribed to it in Section 2.18 herein. “Permitted Encumbrances” shall mean any of the following: (a) taxes, assessments and other governmental charges not yet due and payable or that can be paid without penalty, or that are currently being contested in good faith by appropriate proceedings; provided, the Borrower shall have set aside on its books adequate reserves for any tax, assessment or other governmental charges so being contested; (b) workmen's, repairmen's, warehousemen's and carriers' Liens and other similar Liens arising in the ordinary course of business for charges not delinquent or that are currently being contested in good faith by appropriate proceedings, provided the Borrower shall have set aside on its books adequate reserves for such Liens being contested; (c) easements, rights of way, exceptions, encroachments, reservations, restrictions, conditions or limitations that do not in the aggregate materially interfere with or impair the intended use of any property or render title to any property unmarketable; (d) rights reserved to, or vested in, any municipality or governmental or other public authority that do not in the aggregate materially interfere or impair the intended operation or use of any property or render title to any property unmarketable; (e) Liens on or in shares of capital stock of Wakefern owned by Borrower to secure Borrower's obligations to Wakefern to make capital contributions to Wakefern and Indebtedness owing to Wakefern with respect to the purchase of inventory; (f) purchase money Liens on property directly acquired with the proceeds of the liabilities secured by said Lien so long as (1) the amount of such liabilities does not exceed 100% of the fair market value of the property so encumbered and (2) the aggregate amount of all such liabilities does not exceed $2,000,000.00 at any time outstanding (exclusive of the liabilities secured by Liens permitted by clause (e); (g) purchase money Liens for equipment purchased under any Wakefern sponsored financing program so long as the Lien only affects and attaches to the equipment so purchased; and (h) liens in favor of Wakefern on deposits made with Wakefern. “Person” shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited -54- 4883-6638-4644, v. 14 liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof). “Plan” shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Benefit Plan), maintained for employees of Borrower or any member of the Controlled Group or any such Plan to which Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees. “Privacy Laws” shall mean all international, federal, state and local privacy, cybersecurity, data breach, data collection, data disposal, data security, data storage, data transfer, and digital advertising and marketing laws, statutes, regulations, ordinances and codes relating to the protection of data and/or governing the collection, use, storage, transfer, sharing, or disposal of data and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of international, federal, state, and local governmental agencies and authorities with respect thereto. “Relevant Governmental Body" means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York or any successor thereto. “Rent Expense” shall mean the aggregate amount of rental and other obligations, determined on a consolidated basis in accordance with GAAP, required to be paid during the relevant period by Borrower and any of its Subsidiaries as lessee under all leases of real or personal property (excluding Capitalized Lease Obligations), excluding any amounts required to be paid by the lessee (whether or not therein designated as rent or additional rent) which are (i) on account of maintenance and repairs, insurance, taxes, assessments and similar charges and/or (ii) based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee. “Reportable Compliance Event” shall mean that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti- Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law. “Revolving Advances” shall mean Advances made other than Letters of Credit, the Term Loan, the Converted Term Loan and the Galloway Term Loan. “Revolving Credit Note” shall mean the promissory note referred to in Section 1.1 hereof. “Revolving Interest Rate” shall mean an interest rate per annum equal to the sum of (i) the greater of the Daily Simple SOFR and zero percent (0.00%) plus (ii) one and one tenth of one percent (1.10%). “Sanctioned Country” shall mean a country subject to a sanctions program maintained under any Anti-Terrorism Law. -55- 4883-6638-4644, v. 14 “Sanctioned Person” shall mean any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law. “SEC” shall mean the Securities and Exchange Commission or any successor thereto. “Second Mortgages” shall mean, collectively, those certain mortgages, which will be second in priority only to the Lender’s existing Mortgages on the Egg Harbor Township Premises, the Middle Township Premises and the Hanover Township Premises to secure the Borrower’s obligations under the Galloway Term Loan. “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Average” means, for any Interest Period, the rate per annum determined by Bank as the compounded average of SOFR over a rolling calendar day period of thirty (30) days (“30-Day SOFR Average”) for the day (such day the “SOFR Average Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the SOFR Administrator on the SOFR Administrator’s Website; provided, however, that (i) if as of 5:00 p.m. (New York City time) on any SOFR Average Determination Day, such 30-Day SOFR Average has not been published on the SOFR Administrator’s Website for the first preceding U.S. Government Securities Business Day for which such 30-Day SOFR Average was published on the SOFR Administrator’s Website so long as the first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such SOFR Average Determination Day and (ii) if SOFR Average determined as provided above (including pursuant to clause (i) of this proviso) would be less than the Benchmark Floor, then SOFR Average shall be deemed to be the Benchmark Floor. “Subfeature Letters of Credit” shall have the meaning set forth in Subsection 1.1(d). “Subordination, Non-Disturbance and Attornment Agreement with Tenant Estoppel Agreement” shall mean, individually and collectively, as the context requires, each of the Subordination, Non- Disturbance and Attornment Agreement with Tenant Estoppel Agreement, if any, executed by the applicable Borrower, the Bank and each tenant located at each Mortgaged Premises which is not an Affiliate of the Borrower with regard to the applicable Mortgaged Premises substantially in form and substance set forth on Exhibit G attached hereto and otherwise acceptable to the Bank in its sole but reasonable discretion, as each may be amended, restated, replaced and/or modified from time to time. -56- 4883-6638-4644, v. 14 “Subsidiary” of any Person shall mean a corporation or other entity of whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person. “Swap Agreement” shall mean an interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreement entered into by a Person in order to provide protection to, or minimize the impact upon, such Person and/or its Subsidiaries of increasing floating rates of interest applicable to Indebtedness. “Tangible Net Worth” shall mean the sum of (i) aggregate value of the Borrower’s stockholders', partners' and members' Equity Interests, minus (ii) the aggregate amount of Borrower’s intangible assets, minus (iii) the aggregate amount of loans or advances by the Borrower to, or investments by the Borrower in, any related entities or individuals (specifically, excluding, any of such with regard to Wakefern and any of such that are utilized to acquire real property to be used in conjunction with the operation of a supermarket by the Borrower up to the amount of $50,000,000). “Term” shall have the meaning set forth in Section 13.1 hereof. “Termination Date” shall mean May 6, 2025 or such other date as the Bank may agree in writing to extend the Termination Date until, without there being any obligation on the part of the Bank to extend the Termination Date. “Termination Event” shall mean (i) a Reportable Event with respect to any Plan or Multiemployer Plan; (ii) the withdrawal of Borrower or any member of the Controlled Group from a Plan or Multiemployer Plan during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of Borrower or any member of the Controlled Group from a Multiemployer Plan. “Term Loan” shall mean the Advances made pursuant to Section 1.2 hereof. “Term Loan Maturity Date” shall mean the fourth (4th) Business Day of May, 2027. “Term Loan Rate” shall mean an interest rate per annum equal to the sum of (i) the greater of the SOFR Average (30-Day SOFR Average) and zero percent (0.00%) plus (ii) one and 46/100 percent (1.46%). “Term Note” shall mean the promissory note described in Section 2.4 hereof.

-57- 4883-6638-4644, v. 14 "Total Adjusted Debt" shall mean the sum of (i) the aggregate amount of Funded Debt of the Borrower during such period, minus (v) Borrower’s Cash and Cash Equivalents, provided, however, the amount of Cash and Cash Equivalents deducted shall not exceed Fifty Million Dollars ($50,000,000), plus (ii) the product of the Borrower’s Rent Expense during the most recent twelve (12) month period multiplied by six (6), all as determined in accordance with GAAP. “Trading with the Enemy Act” shall mean the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any enabling legislation or executive order relating thereto. “Unfinanced Capital Expenditures” shall mean all Capital Expenditures of Borrower other than those made utilizing financing provided by the applicable seller or third party banks. For the avoidance of doubt, Capital Expenditures made by a Borrower utilizing Revolving Advances and/or the Term Loan shall be deemed Unfinanced Capital Expenditures. “Uniform Commercial Code” shall have the meaning set forth in Section 1.3 hereof. “USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “Village Lease” means that certain Lease dated December 21, 2001 between Galloway (as assignee of Galloway Village Square, LLC), as landlord, and The Stop & Shop Supermarket Company LLC (as assignee of Giant of Maryland LLC). “Wakefern” shall mean Wakefern Food Corp., a New Jersey corporation. 8.3 Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New Jersey from time to time (the “Uniform Commercial Code”) shall have the meaning given therein unless otherwise defined herein. Without limiting the foregoing, the terms “accounts”, “chattel paper” (and “electronic chattel paper” and “tangible chattel paper”), “commercial tort claims”, “deposit accounts”, “documents”, “equipment”, “financial asset”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter- of-credit rights”, “payment intangibles”, “proceeds”, “promissory note” “securities”, “software” and “supporting obligations” as and when used in the description of collateral shall have the meanings given to such terms in Articles 8 or 9 of the Uniform Commercial Code. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the -58- 4883-6638-4644, v. 14 Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision. 8.4 Certain Matters of Construction. The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements to which Bank is a party, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof. All references herein to the time of day shall mean the time in New Jersey. Whenever the words “including” or “include” shall be used, such words shall be understood to mean “including, without limitation” or “include, without limitation”. A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; an Event of Default shall “continue” or be “continuing” under Section 6.5 herein until such Event of Default has been waived in writing by the Bank; and an Event of Default shall “continue” or be “continuing” under any other provision herein until such Event of Default has been waived in writing by the Bank or cured. Any Lien referred to in this Agreement or any of the other Loan Documents as having been created in favor of Bank, any agreement entered into by Bank pursuant to this Agreement or any of the other Loan Documents, any payment made by or to or funds received by Bank pursuant to or as contemplated by this Agreement or any of the other Loan Documents, or any act taken or omitted to be taken by Bank, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of Bank. Wherever the phrase “to the best of Borrower’s knowledge” or words of similar import relating to the knowledge or the awareness of Borrower are used in this Agreement or other Loan Documents, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of Borrower or (ii) the knowledge that a senior officer would have obtained if he had engaged in good faith and diligent performance of his duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of Borrower and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. [SIGNATURE PAGE TO FOLLOW]

-63- 4883-6638-4644, v. 14 [SIGNATURE PAGE TO FOLLOW]

-65- 4883-6638-4644, v. 14 EXHIBIT A (Revolving Credit Note) AMENDED AND RESTATED REVOLVING CREDIT NOTE Wells Fargo Bank, National Association $75,000,000 As of September 1, 2020 Roseland, New Jersey This Amended and Restated Revolving Credit Note (this “Note™) is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of May 6, 2020 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited lability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution” collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah and Fire Brands, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement. FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of the Bank, at the office of the Bank located at 190 River Road, 1* Floor, Summit, New Jersey 07901 or at such other place as the Bank may from time to time designate to Borrower in writing: (i) the principal sum of SEVENTY FIVE MILLION AND 00/100 DOLLARS ($75,000,000) or, if different from such amount, the unpaid principal balance of the Revolving - Advances as may be due and owing to the Bank under the Credit Agreement, payable in accordance with the provisions of the Credit Agreement, subject to acceleration upon the occurrence of an Event of Default under the Credit Agsemart or r earlier termination of the Credit ‘Agreement pursuant to the terms thereof} : (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Revolving Interest Rate in accordance with the 1 Wells/Village — Amended and Restated Revolving Credit Note 4830-0565-5239,v. 1 EiCUTION ORIGINAL provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement; and (iii) notwithstanding anything to the contrary herein, in the Credit Agreement and/or in any other Loan Document, all outstanding principal and interest hereunder is due and payable on the Termination Date. This Note is a “Revolving Credit Note” referred to in the Credit Agreement and is secured, inter alia, by the liens granted pursuant to the Credit Agreement and the other Loan Documents, is entitled to the benefits of the Credit Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained. This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case, pursuant to the terms and conditions set forth in the Credit Agreement. If an Event of Default under Subsection 6.1(f) or 6.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the other Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. The Bank may at any time pledge or assign all or any portion of its rights under the Credit Agreement and the other Loan Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release the Bank from its obligations under the Credit Agreement or any of the other Loan Documents. Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, if any, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys" fees (to include outside counsel fees), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without Wells/ Village — Amended and Restated Revolving Credit Note 4830-0565-5239, v. 1 EAfCUTION ORIGINAL limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several. The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank's satisfaction. Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction. This Note shall be construed and enforced in accordance with the laws of the State of New Jersey. Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement. This Note is intended to amend, restate and replace in its entirety a certain Revolving Credit Note executed by the Borrower in favor of the Bank dated as of May 6, 2020 in the original principal amount of $125,000,000, as amended, restated, replaced and/or otherwise modified from time to time. This Note is not a novation. [SIGNATURE PAGE TO FOLLOW] Wells/Village — Amended and Restated Revolving Credit Note 4830-0565-5239, v. 1

EXECUTION ORIGINAL. [SIGNATURE PAGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE] VILLAGE SUPER MARKET; INC: By: AY Dh. Name! JOHN VAN ORDEN ; Title: Chief Financial Officer i VILLAGE SUPER MARKET OF NJ, L.E.. WITNESS: : By: Village Super Market, Inc, a New Jersey corporation, its ‘General Partner a (Jol Ad Name! JOHN VAN'‘ORDEN Title: Chief Financial Officer sr Cite Names JOHN VAN ORDEN Title Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] Wells Vilage — . Amended and Restated Revolving: Credit Note: 4830°0565-523%, v. 1 EXECUTION ORIGINAL [SIGNATURE PAGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE] WITNESS: //e Jos Gi Namb:l Y A \ Van Houten WITNESS: By: ludti lb Name: Day Re Vag Hoole] Title: VILLAGE SUPER MARKET OF PA, LLC By: Village Super Market, Ine., a New Jersey corporation; its Sole Member By: (ede Vig Name TOTN VAN ORDEN Title: Chief Finacial Officer VSM NEW MARKETS, LLC By: Village Super Market, Inc, a New Jersey corporation, ifs Sole Member By: (),0. Vw Pipers Karte; JOHN VAN ORDEN Tifte: Chief Financial Officer VSM GOURMET; LLC By: Village Super Marliet, Tnc., a New Jersey carporation; ifs SoleiMember- By: Cdl fon Dus Nang: JOBN VAN ORDEN Tifle: Chief Financial Officer [SIGNATURE P GE TO FOLLOW] Wells/Villigé — Ameiided pnd RestatéT Révoiviig Cred Tote 4830-0565-5239, %. 1 or EXECUTION ORIGINAL [SIGNATURE PAGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE] vSM NY HOLDINGS LI.C WITNESS: By: Village Super Market, Iric., a New Jersey corporation, its Séle Member ; Narre JOHN VAN ORDEN Title: Chief Financial Officer GREATER MORRISTOWN RESTAURANT, LLC WITNESS: By: Village Super Market, Iue., 7 New Jersey corporation, its Sole: Member py: Cll Vu Ul Named JOHN VAN ORDEN “Tifte: Chief Financial Officer HANOVER AND HORSEHILL DEVELOPMENT LIMITED EIABILITY COMPANY WITNESS:. By: Village Super Market, Inc, a New Jersey corporation, its Manager sr Cl Un Dt Namé/JOHN VAN ORDEN Title: ‘Chief Financial Officer [SIGNATURE PAGE TO FOELOW] Wells/Village Amended and Restated Revolving Credit Note: 4R30-0565-5238.v. 1 i EXECUTION ORIGINAL : [SIGNATURE PAGE TOAMENDED AND RESTATED REVOLVING CREDIT NOTE} DELILAH PROPERTIES LLC By: Village Super Maxket, Tn. : ir New Jersey corporation, 1s Solé Mentber ; Name: FOEN VAN ORDEN Title; Chief Financial Officer FIRE BRANDS INNOVATION LEC sy J Qu UN Name! JOHN VAN ORDEN Title: Manager VSM NY DISTRIBUTION LLE ‘By: Village Super Matket, Inc.y 4 New Jersey corporation, its Sole Member By: Cu Vow (ln Najue: JOHN VAN ORDEN Title: Chief Binaneial Officer Welts/illage — Amended and Kestated Revolving Credit Note 483003555239, v, 1 | or

-73- 4883-6638-4644, v. 14 EXHIBIT B (Form of Term Note) -74- 4883-6638-4644, v. 12 TERM NOTE Wells Fargo Bank, National Association $25,500,000 As of May 12, 2020 Roseland, New Jersey This Term Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of May 6, 2020 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and between among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited liability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), and VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution” collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah and Fire Brands, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement. FOR VALUE RECEIVED, Borrower hereby promise to pay to the order of the Bank, at the office of the Bank located at 190 River Road, 1st Floor, Summit, New Jersey 07901 or at such other place as the Bank may from time to time designate to Borrower in writing: (i) the principal sum of TWENTY FIVE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($25,500,000) in eighty four (84) equal consecutive monthly principal installments based on a seven (7) year amortization schedule as more fully set forth on Schedule 1 attached hereto, the first eighty three (83) of which shall be in the amount of $303,571.43 plus accrued interest commencing on the first Business Day of June, 2020, and continuing on the first Business Day of each month thereafter, with an eighty fourth (84th) and final payment of any unpaid balance of principal and interest payable on the fourth (4th) day of May, 2027, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; -75- 4883-6638-4644, v. 12 (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Term Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement; and (iii) notwithstanding anything to the contrary herein, in the Credit Agreement and/or in any other Loan Document, all outstanding principal and interest hereunder which is due and payable in full if the Revolving Line of Credit is not extended beyond the applicable Termination Date. This Note is a “Term Note” referred to in the Credit Agreement and is secured, inter alia, by the liens granted pursuant to the Credit Agreement and the other Loan Documents, is entitled to the benefits of the Credit Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained. This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case pursuant to the terms and conditions set forth in the Credit Agreement. If an Event of Default under Subsection 6.1(f) or 6.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the other Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. Bank may at any time pledge or assign all or any portion of its rights under the Credit Agreement or the other Loan Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Banks from its obligations under the Credit Agreement or any of the other Loan Documents. Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, if any, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy -76- 4883-6638-4644, v. 12 proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several. The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank's satisfaction. Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction. This Note shall be construed and enforced in accordance with the laws of the State of New Jersey. Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement. [SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO TERM NOTE]

ATTEST:

By: Luigi Perri
Name: Luigi Perri
Title: Controller

VILLAGE SUPER MARKET, INC.

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: Luigi Perri
Name: Luigi Perri
Title: Controller

VILLAGE SUPER MARKET OF NJ, L.P.

By: Village Super Market, Inc.,
a New Jersey corporation, its General Partner

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: Luigi Perri
Name: Luigi Perri
Title: Controller

VILLAGE SUPERMARKET OF MARYLAND LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

4

Wells/Village - Term Note
4851-5057-0680, v. 1

EXECUTION ORIGINAL

[SIGNATURE PAGE TO TERM NOTE]

WITNESS:

By: [signature]
Name: Luigi Perri
Title: Controller

VILLAGE SUPER MARKET OF PA, LLC
By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: [signature]
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: [signature]
Name: Luigi Perri
Title: Controller

VSM NEW MARKETS, LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: [signature]
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: [signature]
Name: Luigi Perri
Title: Controller

VSM GOURMET, LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: [signature]
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

5

Weil's/Village - Term Note
4851-5057-0680, v. 1

EXECUTION ORIGINAL

[SIGNATURE PAGE TO TERM NOTE]

VSM NY HOLDINGS LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ______________________
Name: Luigi Perri
Title: Controller

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

GREATER MORRISTOWN RESTAURANT, LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ______________________
Name: Luigi Perri
Title: Controller

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY

WITNESS:

By: Village Super Market, Inc., a New Jersey corporation, its Manager

By: ______________________
Name: Luigi Perri
Title: Controller

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

6

Wells/Village - Term Note
4851-5057-0680, v. 1

EXECUTION ORIGINAL

[SIGNATURE PAGE TO TERM NOTE]

DELILAH PROPERTIES LLC

WITNESS:

By: Village Super Market, Inc., a New Jersey corporation, its Sole Member

By: ______________________
Name: Luigi Perri
Title: Controller

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

FIRE BRANDS INNOVATION LLC

By: ______________________
Name: Luigi Perri
Title: Controller

By: ______________________
Name: JOHN VAN ORDEN
Title: Manager

VSM NY DISTRIBUTION LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ______________________
Name: Luigi Perri
Title: Controller

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

7

Wells/Village - Term Note
4851-5057-0680, v. 1

SCHEDULE 1 TO TERM NOTE

(Term Note Amortization Schedule)

37709289

This Note will be paid in the principal amounts plus accrued interest on the dates as shown below:

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
May 12, 2020	0.00	25,500,000.00
Jun 01, 2020	303,571.43	25,196,428.57
Jul 01, 2020	303,571.43	24,892,857.14
Aug 03, 2020	303,571.43	24,589,285.71
Sep 01, 2020	303,571.43	24,285,714.28
Oct 01, 2020	303,571.43	23,982,142.85
Nov 02, 2020	303,571.43	23,678,571.42
Dec 01, 2020	303,571.43	23,374,999.99
Jan 04, 2021	303,571.43	23,071,428.56
Feb 01, 2021	303,571.43	22,767,857.13
Mar 01, 2021	303,571.43	22,464,285.70
Apr 01, 2021	303,571.43	22,160,714.27
May 04, 2021	303,571.43	21,857,142.84
Jun 01, 2021	303,571.43	21,553,571.41
Jul 01, 2021	303,571.43	21,249,999.98
Aug 02, 2021	303,571.43	20,946,428.55
Sep 01, 2021	303,571.43	20,642,857.12
Oct 01, 2021	303,571.43	20,339,285.69
Nov 01, 2021	303,571.43	20,035,714.26
Dec 01, 2021	303,571.43	19,732,142.83
Jan 04, 2022	303,571.43	19,428,571.40
Feb 01, 2022	303,571.43	19,124,999.97
Mar 01, 2022	303,571.43	18,821,428.54
Apr 01, 2022	303,571.43	18,517,857.11
May 03, 2022	303,571.43	18,214,285.68
Jun 01, 2022	303,571.43	17,910,714.25
Jul 01, 2022	303,571.43	17,607,142.82
Aug 01, 2022	303,571.43	17,303,571.39
Sep 01, 2022	303,571.43	16,999,999.96

-81-

4883-6638-4644, v. 14

Oct 03, 2022	303,571.43	16,696,428.53

-82-

4883-6638-4644, v. 14

37709289

Payment Due Date	**Principal Payment Due**	**Remaining Principal Outstanding (following scheduled principal payment)**
Nov 01, 2022	303,571.43	16,392,857.10
Dec 01, 2022	303,571.43	16,089,285.67
Jan 03, 2023	303,571.43	15,785,714.24
Feb 01, 2023	303,571.43	15,482,142.81
Mar 01, 2023	303,571.43	15,178,571.38
Apr 03, 2023	303,571.43	14,874,999.95
May 02, 2023	303,571.43	14,571,428.52
Jun 01, 2023	303,571.43	14,267,857.09
Jul 03, 2023	303,571.43	13,964,285.66
Aug 01, 2023	303,571.43	13,660,714.23
Sep 01, 2023	303,571.43	13,357,142.80
Oct 02, 2023	303,571.43	13,053,571.37
Nov 01, 2023	303,571.43	12,749,999.94
Dec 01, 2023	303,571.43	12,446,428.51
Jan 02, 2024	303,571.43	12,142,857.08
Feb 01, 2024	303,571.43	11,839,285.65
Mar 01, 2024	303,571.43	11,535,714.22
Apr 02, 2024	303,571.43	11,232,142.79
May 01, 2024	303,571.43	10,928,571.36
Jun 03, 2024	303,571.43	10,624,999.93
Jul 01, 2024	303,571.43	10,321,428.50
Aug 01, 2024	303,571.43	10,017,857.07
Sep 03, 2024	303,571.43	9,714,285.64
Oct 01, 2024	303,571.43	9,410,714.21
Nov 01, 2024	303,571.43	9,107,142.78
Dec 02, 2024	303,571.43	8,803,571.35
Jan 02, 2025	303,571.43	8,499,999.92
Feb 03, 2025	303,571.43	8,196,428.49
Mar 03, 2025	303,571.43	7,892,857.06
Apr 01, 2025	303,571.43	7,589,285.63

-83-

4883-6638-4644, v. 14

37709289

Payment Due Date	**Principal Payment Due**	**Remaining Principal Outstanding (following scheduled principal payment)**
May 01, 2025	303,571.43	7,285,714.20
Jun 02, 2025	303,571.43	6,982,142.77
Jul 01, 2025	303,571.43	6,678,571.34
Aug 01, 2025	303,571.43	6,374,999.91
Sep 02, 2025	303,571.43	6,071,428.48
Oct 01, 2025	303,571.43	5,767,857.05
Nov 03, 2025	303,571.43	5,464,285.62
Dec 01, 2025	303,571.43	5,160,714.19
Jan 02, 2026	303,571.43	4,857,142.76
Feb 02, 2026	303,571.43	4,553,571.33
Mar 02, 2026	303,571.43	4,249,999.90
Apr 01, 2026	303,571.43	3,946,428.47
May 01, 2026	303,571.43	3,642,857.04
Jun 01, 2026	303,571.43	3,339,285.61
Jul 01, 2026	303,571.43	3,035,714.18
Aug 03, 2026	303,571.43	2,732,142.75
Sep 01, 2026	303,571.43	2,428,571.32
Oct 01, 2026	303,571.43	2,124,999.89
Nov 02, 2026	303,571.43	1,821,428.46
Dec 01, 2026	303,571.43	1,517,857.03
Jan 04, 2027	303,571.43	1,214,285.60
Feb 01, 2027	303,571.43	910,714.17
Mar 01, 2027	303,571.43	607,142.74
Apr 01, 2027	303,571.43	303,571.31
May 04, 2027	303,571.31	0.00

-84-

4883-6638-4644, v. 14

-85- 4883-6638-4644, v. 14 EXHIBIT C (Form of Converted Term Note) -86- 4883-6638-4644, v. 14 -84- 4883-6638-4644, v. 12 CONVERTED TERM NOTE Wells Fargo Bank, National Association $50,000,000 As of September 1, 2020 Roseland, New Jersey This Converted Term Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of May 6, 2020 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited liability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution” collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah and Fire Brands, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement. FOR VALUE RECEIVED, Borrower hereby promise to pay to the order of the Bank, at the office of Bank located at 190 River Road, 1st Floor, Summit, New Jersey 07901 or at such other place as Bank may from time to time designate to Borrower in writing: (i) the principal sum of FIFTY MILLION AND 00/100 DOLLARS ($50,000,000) shall be paid in one hundred eighty (180) equal consecutive monthly principal installments based on a one hundred eighty (180) month amortization schedule as more fully set forth on Schedule 1 attached hereto, the first one hundred seventy nine (179) of which shall be in the amount of $277,777.78 plus accrued interest commencing on October 1, 2020, and continuing on the first Business Day of each month thereafter until August 1, 2035, with a one hundred eightieth (180th) and final payment of any unpaid balance of principal and interest payable on September 4, 2035, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the Converted Term Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement; and -85- 4883-6638-4644, v. 12 (iii) notwithstanding anything to the contrary herein, in the Credit Agreement and/or in any other Loan Document, all outstanding principal and interest hereunder is due and payable on the Converted Term Loan Maturity Date. This Note is a “Converted Term Note” referred to in the Credit Agreement and is secured, inter alia, by the liens granted pursuant to the Credit Agreement and the other Loan Documents, is entitled to the benefits of the Credit Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained. This Note evidences the conversion of certain Revolving Advances from a revolving credit advance to a term loan. This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case pursuant to the terms and conditions set forth in the Credit Agreement. If an Event of Default under Subsection 6.1(f) or 6.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the other Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. Bank may at any time pledge or assign all or any portion of its rights under the Credit Agreement or the other Loan Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Bank from its obligations under the Credit Agreement or any of the other Loan Documents. Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, if any, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several. The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank's satisfaction. Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit

-86- 4883-6638-4644, v. 12 under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction. This Note shall be construed and enforced in accordance with the laws of the State of New Jersey. Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement. [SIGNATURE PAGE TO FOLLOW] EXECUTION ORIGINAL [SIGNATURE PAGE TO CONVERTED TERM NOTE] ATTEST: VILLAGE SUPER MARKET, INC. n/n By: (hl 0p Nang: Nocen vg Youkel Name: JOHN VAN ORDEN Fife! Qocoeng) Title: Chief Finzticial Officer VILLAGE SUPER MARKET OF NJ, LP. WITNESS: By: Village Super Market, Inc., ‘a New Jersey corporation, jts Getleral Partner By: ait Ihelkela By: ARV EIYR Name: ]\G A tL Narned JOHN VAN ORDEN Tiler mel AY Hoores Title: Chief Financial Officer VILLAGE SUPERMARKET OF MARYLAND LLC WITNESS: | By: Village Super Market, Ine, . a New Jersey coiporation; 16s Sole Member By: Ohl Ao f24 A Name; JOHN VAN ORDEN Title: Chief Financial Officer By: Hr A EI Title: = ang {SIGNATURE PAGE TO FOLLOW] Wellsiiliage ~Conveited Term Mots 4RY3-0A6S-TRE3 VL T EXRCUTION.ORIGINAL : [SIGNATURE PAGE TO. CONVERTED TERM NOTE} VILLAGE SUPER MARKET OF PA, LLC WITNESS: By: Village Super Market, Toes a New Jersey coxporation, its: Sole:-Member i ave Cl Duar Tifle: Chief Financial Officer. WITNESS: By: Village Super Market, Tuic.y a Nes Jersey corporation, its Sole Member By: Clo] a \G A) In Mame: JOFN YAN ORDEN Tifle: Chief Financial Officer By: Village Snper Market, Inc, WITNESS: 4 New Jersey corporation, its Sole Member Nae: JOHN VANORDEN it ; Chief Finamoial Officer [SIGNATURE PAGE TQ FOLLOW] Welly Village - Converted Tem Note, 4853-0465-7863,v: 1 [SIGNATURE PAGE TO CONVERTED TERM NOTE] EXECUTION ORIGINAL YSM'NY HOLDINGS LLC By: Village Super Mirket, foe oo : a New Jersey corporation, is Sole Manitber { AVN ‘Name: JOHN VAN ORDEN 3 “Fifer ‘Chief Financial Officet GREATER MORRISTOWN RESTAURANT, LLC By: Viliage Super Market, Toe; a New Jeisey- corporation; its Role Member By: QO. \[a fdas Noes JOHN YAN ORDEN Title: Chief Financial Officer HANOVER AND HORSEHILL DEVELOPMENT. LIMITED EFABILITY COMPANY By villiige Super Market, Inc, a New Jersey corporation, its Manager: By: Nod jE Nantes JOHN VAN ORDEN Titles Chief Financial Officer- [SIGNATURE PAGE TO FOLLOW] Wells! Village ~ Convetted Term Note 4853-0465-7883,V. 1

EXECUTION ORIGINAL [SIGNATURE PAGE TO CONVERTED TERM NOTE] Wells/Viitage - Converted Term Hote 484-6465-7863, v, | DELILAH PROPERTIES LLC By: Village Super Market, fee, a New Jersey corporation, jts-Sole Member By: ON Dre Naiize; JOHN VAN -ORDEN Title: Chief Financial Officer FIRE BRANDS INNOVATION LLG By: AAI N Name: [JOHN VAN ORDEN. Title: Manager YSMNY DISTRIBUTION LLC. By: Village Super Market; Toe, a New Jersey-corporation; its Sole Member By:. Name. . Title: Chifef Yinancial Officer. ir em em s se it 0 ya sp an mi ie Me -94- 4883-6638-4644, v. 14 SCHEDULE 1 (Converted Term Note Amortization Schedule) SCHEDULE 1 TO PROMISSORY NOTE 37709258 The Note will be paid in the principal amounts plus accrued interest on the dates as shown below: Payment Due Date Sep 01, 2020 Oct 01, 2020 Nov 02, 2020 Dec 01, 2020 Jan 04, 2021 Feb 01, 2021 Mar 01, 2021 Apr 01, 2021 May 04, 2021 Jun 01, 2021 Jul 01, 2021 Aug 02, 2021 Sep 01, 2021 Oct 01, 2021 Nov 01, 2021 Dec 01, 2021 Jan 04, 2022 Feb 01, 2022 Mar 01, 2022 Apr 01, 2022 May 03, 2022 Jun 01, 2022 Jul 01, 2022 Aug 01, 2022 Sep 01, 2022 Oct 03, 2022 Nov 01, 2022 Dec 01, 2022 Jan 03, 2023 Feb 01, 2023 Principal Payment Due 0.00 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,177.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,771.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,771.78 Remaining Principal Outstanding (following scheduled principal payment) 50,000,000.00 49,722,222.22 49,444,444 4 49,166,666.66 48,888,388.88 48,611,111.10 48.333,333.32 . 48,055,555.54 47,777,177.76 47,499,999.98 47.222.222 0 46,944,444 2 46,666,666.64 46,388,888.86 46,111,111.08 45,833,333.30 45,555,555.52 4527777774 44,999,999.96 44.722,222.18 44 444 444 40 44,166,666.62 43 888,888.84 43,611,111.06 43.333,333.28 43,055,555.50 42.777,777.72 42,499,999.94 42,022.222.16 41,044,444 38 Payment Due Date Mar 01, 2023 Apr 03,2023 ° May 02, 2023 Jun 01, 2023 Jul 03,2023 Aug 01,2023 Sep 01, 2023 Oct 02, 2023 Nov 01, 2023 Dec 01,2023 Jan 02, 2024 Feb 01,2024 Mar 01, 2024 Apr 02,2024 May 01, 2024 Jun 03, 2024 Jul 01,2024 Aug 01, 2024 Sep 03, 2024 Oct 01, 2024 Nov 01, 2024 Dec 02, 2024 Jan 02, 2025 Feb 03, 2025 Mar 03, 2025 Apr 01,2025 May 01, 2025 Jun 02, 2025 Jul 01, 2025 Aug 01, 2025 Principal Payment Due 277,777.78 271,777.78 277.777.78 277,771.78 277,771.78 277,771.78 277,771.78 277,771.78 277,777.18 277,777.78 277,777.78 271,771.78 271,777.78 277,777.78 271,777.78 277,771.78 271,777.78 271,777.78 271,771.78 277,777.78 271,771.78 277,777.18 271,777.78 277,777.78 277,777.78 271,771.78 271,771.78 271,777.78 277,177.78 271,771.78 37709258 Remaining Principal Quitstanding (following scheduled principal payment) 41,666,666.60 41,388,888.82 41,111,111.04 40,833,333.26 40,555,555.48 40,277,7717.70 39,999,999.92 39,722,222.14 39,444,444 36 39,166,666.58 38,888,888.80 38,611,111.02 38,333,333.24 38,055,555.46 37,771,777 .68 37,499,599.90 37,222,222.12 36,944,444.34 36,666,666.56 36,388,888.78 36,111,111.00 35,833,333.22 35,555,555.44 35,2717,777.66 34,999,999.83 34,722,222.10 34,444,444 32 34,166,666.54 33,888,888.76 33,611,110.98

Payment Due Date Sep 02, 2025 Oct 01, 2025 Nov 03, 2025 Dec 01, 2025 Jan 02, 2026 Feb 02, 2026 Mar 02, 2026 Apr 01,2026 May 01, 2026 Jun 01, 2026 Tul 01, 2026 Aug 03, 2026 Sep 01, 2026 Oct 01, 2026 Nov 02, 2026 Dec 01, 2026 Jan 04, 2027 Feb 01, 2027 Mar 01, 2027 Apr 01,2027 May 04, 2027 Jun 01, 2027 Jul 01, 2027 Aug 02, 2027 Sep 01, 2027 Oct 01, 2027 Nov 01, 2027 Dec 01, 2027 Jan 04, 2028 Feb 01, 2028 Principal Payment Due 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,771.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,777.78 277,771.78 37709258 Remaining Principal Outstanding following scheduled principal P P payment) 33,333,333.20 33,055,555.42 32,777,777.64 32,499,999.86 32,222.222.08 31,944 4 4 30 31,666,666.52 31,388,888.74 31,111,110.96 30,833,333.18 30,555,555.40 30,277,777.62 29,999,999.84 29,722,222.06 29,444,444.28 29,166,666.50 28,888,888.72 28,611,110.94 28.333,333.16 28.055,555.38 27,777,777.60 27,499,999.82 27,222.222.04 26,944,444.26 26,666,666.48 26,388,888.70 26,111,110.92 25,833,333.14 25.555,555.36 25.277,777.58 Payment Due Date Mar 01, 2028 Apr 03, 2028 May 02, 2028 Jun 01, 2028 Jul 03, 2028 Aug 01,2028 Sep 01, 2028 Oct 02, 2028 Nov 01, 2028 Dec 01, 2028 Jan 02, 2029 Feb 01, 2029 Mar 01, 2029 Apr 03,2029 May 01, 2029 Jun 01, 2029 Jul 02,2029 Aug 01, 2029 Sep 04, 2029 Oct 01, 2029 Nov 01, 2029 Dec 03, 2029 Jan 02, 2030 Feb 01,2030 Mar 01, 2030 Apr 01,2030 May 01, 2030 Jun 03, 2030 Jul 01,2030 Aug 01, 2030 Principal Payment Due 277,777.78 277,777.78 277,777.78 277,777.78 271,777.78 277,771.78 277,777.78 277,771.78 271,771.78 277,771.78 271,771.78 277,771.18 271,771.78 277,777.78 277,777.78 271,771.78 277,771.78 277,771.78 277,777.78 271,777.78 271,171.78 277,777.78 277,771.78 277,771.78 277,771.78 277,777.78 271,771.78 271,771.78 277,771.78 277,771.78 37709258 Remaining Principal Qutstanding (following scheduled principal payment) 24.,999,999.80 24,722,222.02 24,444 4 4 24 24,166,666.46 23,888,888.68 23,611,110.90 23,333,333.12 23,055,555.34 - 22,777,777.56 22.,499,999.78 22.222.222.00 21,944,444.22 21,666,666.44 21,388,888.66 21,111,110.88 20,833,333.10 20,555,555.32 20,277,777.54 19,999,999.76 19,722,221.98 19,444,444.20 19,166,666.42 18,888,888.64 18,611,110.86 18,333,333.08 18,055,555.30 17,777,777.52 17,499,999.74 17,222,221.96 16,944,444.18 Payment Due Date Sep 03, 2030 Oct 01, 2030 Nov 01, 2030 Dec 02, 2030 Jan 02, 2031 Feb 03, 2031 Mar 03, 2031 Apr 01, 2031 May 01, 2031 Jun 02, 2031 Jul 01, 2031 Aug 01,2031 Sep 02, 2031 Oct 01, 2031 Nov 03, 2031 Dec 01, 2031 Jan 02, 2032 Feb 02, 2032 Mar 01, 2032 Apr 01,2032 May 04, 2032 Jun 01, 2032 CJul 01, 2032 Aug 02, 2032 Sep 01, 2032 Oct 01, 2032 Nov 01, 2032 Dec 01, 2032 Jan 04, 2033 Feb 01, 2033 Principal Payment Due 277,777.78 277,777.78 277,777.78 277,771.78 277,777.78 277,777.78. 271,777.78 277,777.78 277,771.78 277,771.78 271,771.78 271,777.78 277,777.78 277,777.78 277,771.78 277,777.78 271,771.78 277,771.78 271,771.78 277,777.78 271,777.78 277,771.78 277,777.78 277,771.78 277,771.78 277,771.78 271,771.78 277,777.78 277,777.78 277,777.78 37709258 Remaining Principal Outstanding (following scheduled principal payment) 16,666,666.40 16,388,888.62 16,111,110.84 15,833,333.06 15,555,555.28 15,277,777.50 14,999,999.72 14,722,221.94 14,444,444.16 14,166,666.38 13,888,888.60 13,611,110.82 13,333,333.04 13,055,555.26 12,777,777.48 12,499,999.70 12,222,221.92 11,944,444.14 11,666,666.36 11,388,888.58 11,111,110.80 10,833,333.02 10,555,555.24 10,277,777.46 9,999,999.68 9,722,221.90 9,444,444.12 9,166,666.34 8,888,888.56 8,611,110.78 S E R I E S ¢& DES S TE 2 1 Hs HN C HE E Payment Due Date Mar 01, 2033 Apr 01,2033 May 03, 2033 Jun 01,2033 Jul 01, 2033 Aug 01, 2033 Sep 01, 2033 Oct 03, 2033 Nov 01, 2033 Dec 01, 2033 Jan 03,2034 Feb 01, 2034 Mar 01, 2034 Apr 03,2034 May 02, 2034 Jun 01, 2034 Jul 03, 2034 Aug 01, 2034 Sep 01, 2034 Oct 02, 2034 Nov 01, 2034 Dec 01, 2034 Jan 02, 2035 Feb 01, 2035 Mar 01, 2035 Apr 02,2035 May 01, 2035 Jun 01, 2035 Jul 02, 2035 Aug 01, 2035 Principal Payment Due 271,771.78 277,777.78 277,777.78 277,777.78 277,777.78 277,771.78 277,771.78 277,777.78 277,777.78 277,771.78 277,777.78 277,777.78 271,777.78 277,777.78 271,771.78 271,777.78 271,771.78 277,777.78 277,777.78 277,771.78 277,771.78 271,777.78 277,777.78 277,777.78 277,771.78 271,771.78 277,777.78 277,771.78 277,777.78 277,771.78 37709258 Remaining Principal Outstanding (following scheduled principal payment) 8,333,333.00 8,055,555.22 7,771,7717.44 7,499,999.66 7,222,221.88 6,944,444.10 6,666,666.32 6,388,888.54 6,111,110.76 5,833,332.98 5,555,555.20 5,277,777.42 4,999,999.64 4,722,221.86 4,444,444 .08 4,166,666.30 3,888,888.52 3,611,110.74 3,333,332.96 3,055,555.18 2, 771,771.40 2,499,999.62 2,222,221.84 1,944,444.06 1,666,666.28 1,388,888.50 1,111,110.72 833,332.94 555,555.16 277,777.38

-95- 4883-6638-4644, v. 14 EXHIBIT D (Form of Compliance Certificate) -96- 4883-6638-4644, v. 14 COMPLIANCE CERTIFICATE Financial Statement Date: Reference is made to that certain Amended and Restated Credit Agreement dated January 28, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among Village Super Market, Inc., Village Super Market of NJ, L.P., Village Supermarket of Maryland, LLC, Village Super Market of PA, LLC, VSM New Markets, LLC, VSM Gourmet, LLC, VSM NY Holdings LLC, Greater Morristown Restaurant, LLC, Hanover And Horsehill Development Limited Liability Company, Delilah Properties LLC, Fire Brands Innovation LLC, VSM NY Distribution LLC and Village Galloway Shopping Center LLC (the “Borrower”) and Wells Fargo Bank National Association, (the “Bank”). The undersigned Responsible Officer hereby certifies as of the date hereof that he is the Chief Financial Officer of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Bank on the behalf of the Borrower, and that: 1. The Borrower has delivered the financial statements required by Section 4.3 of the Agreement for the period of the Borrower ended as of the above date. Such consolidated financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal yearend audit adjustments and the absence of footnotes and such consolidating financial statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries. 2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements. 3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing. 4. The representations and warranties of the Borrower contained in Article II of the Agreement and all representations and warranties of any loan party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 2.5 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 4.3 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered. -97- 4883-6638-4644, v. 14 5. The financial covenant analyses and information set forth on Schedules 1 attached hereto are true and accurate on and as of the date of this Certificate. IN WITNESS WHEREOF, the undersigned has executed this Certificate as of Village Super Market, Inc. Village Super Market of NJ, L.P. Village Supermarket of Maryland, LLC Village Super Market of PA, LLC VSM New Markets, LLC VSM Gourmet, LLC VSM NY Holdings LLC Greater Morristown Restaurant, LLC Hanover And Horsehill Development Limited Liability Company Delilah Properties LLC Fire Brands Innovation LLC VSM NY Distribution LLC Village Galloway Shopping Center LLC By: Name: Title: -98- 4883-6638-4644, v. 14 SCHEDULE 1 TO COMPLIANCE CERTIFICATE VILLAGE SUPER MARKET, INC. Financial Covenant Compliance

Form of Financial Covenant Calculations to Complaince Certificate

Village Super Market, Inc.

Financial Covenant Calculations

Rolling Calculations	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	12 Months Ended
Net Income					
Plus: Taxes					
Plus: Interest Expense					
Plus: Depreciation Expense					
Plus: Amortization Expense					
Plus: Non-Cash Expense - LIFO Provision					
Plus: Non-Cash Expense - Stock Based Compensation					
Plus: Non-Cash Expense - Pension Expense					
Plus: Fairway Acquisition Transaction Costs					
Less: Non-Cash Gains					
Plus/Less: Extraordinary items					
Plus: Rent Expense					
Plus: Fairway EBITDA Allowance *					
Plus: Fairway Rent **					
EBITDAR					
Less: Taxes					
Less: Fairway Tax ***					
Less: Dividends					
Less: Stock Repurchases					
Adjusted EBITDAR **(For Purposes of Fixed Charge Coverage Ratio)**					

* $4,500,000 EBITDA Allowance for Q1 10/31/2019, Q2 1/31/2020 and Q3 4/30/2020

** $4,000,000 Rent Allowance for Q1 10/31/2019, Q2 1/31/2020 and Q3 4/30/2020

*** $1,000,000 Tax Expense for Q1 10/31/2019, Q2 1/31/2020 and Q3 4/30/2020

Section 4.9(a) Fixed Charge Coverage Ratio

Adjusted EBITDAR (As Calculated Above)	
Current Portion of Long Term Debt	
Current Portion of Capital Leases	
Plus: Interest Expense (As Calculated Above)	
Plus: Rent Expense (As Calculated Above, including Fairway)	
Total Debt Service	
Fixed Charge Coverage Ratio **(Adjusted EBITDAR / Total Debt Service)**	
Minimum	1.25
Compliance (Yes/No)	

Section 4.9(b) Total Adjusted Debt/EBITDAR

EBITDAR (As Calculated Above)	
Total Funded Debt, including Capital Lease Obligations	
Rent Expense (As Calculated Above, including Fairway)	
Rent Multiplier	
Adjusted Rent Expense	
Total Adjusted Debt	
Total Adjusted Debt/EBITDAR	
Maximum	3.50
Compliance (Yes/No)	

The ratio of Total Adjusted Liabilities divided by EBITDAR of not greater than (i) 3.50 to 1.00 during the period as of the Closing Date through and including July 31, 2021, (ii) 3.25 to 1.00 during the period as of August 1, 2021 through and including July 31, 2022 and (iii) 3.00 to 1.00 during the period as of August 1, 2022 and at all times thereafter, tested on a rolling four (4) quarter basis.

Section 4.9(c) Tangible Net Worth

Net Worth	
Less: Intangible Assets	
Less: Investments (excludes investments in real estate for supermarket operations)	
Less: Amounts Due from Related Persons/Entities (excludes amounts invested at and in Wakefern/Insure-Rite)	
Tangible Net Worth	
Minimum	$250,000,000
Compliance (Yes/No)	

-99-

4883-6638-4644, v. 14

-100-

4883-6638-4644, v. 14

EXHIBIT E

(Form of Environmental Indemnity Agreement)

-101-

4883-6638-4644, v. 14

ENVIRONMENTAL INDEMNITY AGREEMENT

ENVIRONMENTAL INDEMNITY AGREEMENT (this "**Agreement**") made jointly and severally as of the __ day of May, 2020, by **VILLAGE SUPER MARKET, INC.**, a corporation organized under the laws of the State of New Jersey ("Village"), **VILLAGE SUPER MARKET OF NJ, L.P.**, a limited partnership organized under the laws of the State of New Jersey ("Village NJ"), **VILLAGE SUPERMARKET OF MARYLAND LLC**, a limited liability company organized under the laws of the State of Maryland ("Village MD"), **VILLAGE SUPER MARKET OF PA, LLC**, a limited liability company organized under the laws of the Commonwealth of Pennsylvania ("Village PA"), **VSM NEW MARKETS, LLC**, a limited liability company organized under the laws of the State of New Jersey ("VSM New Markets"), **VSM GOURMET, LLC**, a limited liability company organized under the laws of the State of New York ("VSM Gourmet"), **VSM NY HOLDINGS LLC**, a limited liability company organized under the laws of the State of New York ("VSM Fairway"), **GREATER MORRISTOWN RESTAURANT, LLC**, a limited liability company organized under the laws of the State of New Jersey ("VSM Morristown"), **HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY,** a limited liability company organized under the laws of the State of New Jersey ("Hanover"), **DELILAH PROPERTIES LLC,** a limited liability company organized under the laws of the State of New Jersey ("Delilah"), **FIRE BRANDS INNOVATION LLC,** a limited liability company organized under the laws of the State of New Jersey ("Fire Brands"), and **VSM NY DISTRIBUTION LLC**, a limited liability company organized under the laws of the State of New York ("VSM Distribution" collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah and Fire Brands, the "Borrower" and the "Indemnitor"), **WELLS FARGO BANK, NATIONAL ASSOCIATION** (together with its successors and/or assigns, collectively "Bank" and/or "Indemnitee") and the other Indemnified Parties (as such term is defined below).

RECITALS:

-102-

4883-6638-4644, v. 14

-103- 4883-6638-4644, v. 14 A. Bank is prepared to make certain loans (collectively, the “Loan”) to Borrower in the aggregate principal amount of $150,500,000 pursuant to a certain Credit Agreement dated as of May 6, 2020 by and among Borrower and the Bank (as the same may be amended, restated, replaced, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), which Loan is evidenced by various promissory notes executed by the Borrower in favor of the Bank dated of even date herewith (each as amended, restated, extended and/or increased from time to time, together with all other promissory notes delivered from time to time hereafter in connection with any of the Obligations, collectively, the “Note”), and certain Obligations secured by, among other things, that certain Mortgage and Assignment of Rents and Leases (the “Mortgage”), dated of even date herewith executed [Village][Hanover] in favor of the Bank encumbering the Property (as hereinafter defined), as more fully set forth in the Mortgage. B. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Credit Agreement. C. Indemnitee is unwilling to make the Loan unless Indemnitor agrees to provide the indemnification, representations, warranties, covenants and other matters described in this Agreement for the benefit of the Indemnified Parties. D. Indemnitor is entering into this Agreement to induce Indemnitee to make the Loan. NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants, covenants and agrees for the benefit of the Indemnified Parties as follows: Representations And Warranties. Indemnitor hereby represents and warrants to Indemnitee that except as otherwise disclosed by that certain _______________ Report dated ________ __, 2020, prepared by _______________,on behalf of Indemnitor, with respect to the Property (referred to below as the “Environmental Report”), a true and complete copy of which has been provided by Indemnitor to Indemnitee, (a) except for de minimus amounts of certain cleaning and maintenance solutions that are properly stored, customarily used and sold in the operation of a grocery store, there are no Hazardous Substances (as defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws (as defined below) and for which all required permits pursuant to any applicable Environmental Law have been issued and all such permits, if any, are in full force and effect, and (ii) fully disclosed to Indemnitee in writing pursuant to the Environmental Report; (b) there are no past, present or threatened Releases (as defined below) of Hazardous Substances at, in, on, under, above or from the Property which have not been fully Remediated in accordance with all applicable Environmental Laws; (c) there is no threat of any Release of Hazardous Substances migrating to the Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property which has not been fully remediated in accordance with all applicable Environmental Laws; (e) Indemnitor does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a -104- 4883-6638-4644, v. 14 governmental entity) relating to Hazardous Substances or Remediation (as defined below) thereof with respect to the Property, or possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, assessments relating to damage to any “natural resource” (as defined in CERCLA (as hereafter defined)), or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Indemnitor has truthfully and fully provided to Indemnitee, in writing, any and all information relating to conditions at, in, on, under, above or from the Property that is known to Indemnitor and that is contained in files and records of Indemnitor, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property. Covenants. (a) Indemnitor covenants and agrees that: (i) all uses and operations on or of the Property, whether by Indemnitor or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (ii) there shall be no Releases of Hazardous Substances at, in, on, under, above or from the Property; (iii) there shall be no Hazardous Substances at, in, on, under, above or emanating from the Property or affecting any natural resources, except those that are both (A) in compliance with all Environmental Laws and with permits required thereunder issued pursuant thereto and (B) fully disclosed to Indemnitee in writing & (C) those Hazardous Substances, if any, which are present or used on the ordinary course of Indemnitor’s business at the Property in compliance with all applicable Environmental Laws; (iv) Indemnitor shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Indemnitor or any other Person (the “Environmental Liens”); (v) Indemnitor shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Paragraph 3 of this Agreement, including but not limited to providing all relevant information and making knowledgeable Persons available for interviews; (vi) in the event that Indemnitee has a good faith belief that the Property is in need of Remediation, Indemnitor shall, at its sole cost and expense, perform any appropriate environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Indemnitee (including but not limited to sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), and share with Indemnitee the reports and other results thereof, and Indemnitee and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (vii) Indemnitor shall, at its sole cost and expense, comply with all reasonable written requests of Indemnitee to (A) effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) at, in, on, under, above or from the Property; (B) comply with any Environmental Law; (C) comply with any directive from any governmental authority; and (D) take any other reasonable action necessary or appropriate for the safety, welfare and protection of human health or the environment (including any natural resources); (viii) Indemnitor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment (including any natural resources), poses an unreasonable risk of harm to any Person (whether on or off the Property), impairs or is likely to impair the value of the Property, is contrary to any requirement of any applicable insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (ix) Indemnitor shall promptly notify Indemnitee in -105- 4883-6638-4644, v. 14 writing of (A) any presence or Releases or threatened Releases (in the event that Indemnitor has knowledge of such threatened Release) of Hazardous Substances at, in, on, under, above, from or migrating towards the Property; (B) any non-compliance with any applicable Environmental Laws applicable to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which any Indemnitor becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof at the Property, possible liability of any Person pursuant to any Environmental Law with respect to the Property, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement. (b) Indemnitor covenants and agrees that: (i) the Property shall at all times comply with all applicable requirements of the ADA, (ii) Indemnitor shall, at its sole cost and expense, comply with, or cause compliance with, all reasonable written requests of Indemnitee to (A) effectuate compliance with the applicable provisions of the ADA and (B) comply with, or cause compliance with, any appropriate directive from any governmental authority having jurisdiction relating to ADA compliance with respect to the Property and (iii) Indemnitor shall promptly notify Indemnitee in writing of (A) any non- compliance with applicable provisions of the ADA related in any way to the Property and (B) any written or oral notice or other communication of which Indemnitor becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to applicable provisions of the ADA or compliance therewith, possible liability of any Person pursuant to the ADA, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement. Indemnified Rights/Cooperation and Access. (a) In the event any of the Indemnified Parties have a reasonable basis to believe that an environmental hazard exists at, in, on, under, above or emanating from the Property that endangers or reasonably may be expected to endanger any tenants or other occupants of the Property or their guests or the general public or any natural resource or materially and adversely affects the value of the Property, then upon reasonable written notice from the Indemnitee, Indemnitor shall, at Indemnitor’s cost and expense, promptly cause an engineer or consultant reasonably satisfactory to the Indemnified Parties to conduct an environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties exercising commercially reasonable judgment) and take any samples of soil, groundwater or other water, air, or building materials or any other invasive testing reasonably requested by Indemnitee and promptly deliver the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to the Indemnified Parties within a reasonable period or if the Indemnified Parties have a reasonable basis to believe that a violation of Environmental Laws exists, an environmental hazard exists at, in, on, under, above or emanating from the Property that, in the reasonable judgment of the Indemnified Parties, endangers any tenant or other occupant of the Property or their guests or the general public or any natural resources or may materially and adversely affect the value of the Property, upon reasonable written notice to Indemnitor, the Indemnified Parties and any other Person designated by the Indemnified -106- 4883-6638-4644, v. 14 Parties, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties exercising commercially reasonable judgment) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing. The Bank acknowledges that based on the Environmental Report, it has no reasonable basis to believe that an environmental hazard exists at, in, on, under, above or emanating from the Property. Indemnitor shall cooperate with and provide the Indemnified Parties and any Person designated by the Indemnified Parties with access to the Property and shall indemnify each Indemnified Party for the costs incurred in taking such action in connection with the exercise by the Indemnified Parties of their rights under this Agreement. (b) In the event the Indemnified Parties have a reasonable basis to believe that the Property is not in compliance with applicable provisions of the ADA, upon reasonable notice from the Indemnitee, Indemnitor shall, at Indemnitor’s expense, promptly cause an engineer or consultant reasonably satisfactory to the Indemnified Parties to conduct any ADA assessment reasonably required by Indemnitee (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties exercising commercially reasonable judgment) and promptly deliver the results of any such assessment to the Indemnified Parties. Indemnitor shall cooperate with and provide the Indemnified Parties and any Person designated by the Indemnified Parties with access to the Property to determine if the Property is in compliance with the ADA. 4. Indemnification. Indemnitor covenants and agrees, at its sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances at, in, on, under, above or emanating from the Property or affecting any natural resources; (b) any past, present or threatened Release of Hazardous Substances at, in, on, under, above or emanating from the Property or affecting any natural resources; (c) any activity by Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located at, in, on, under, above or above the Property; (d) any activity by Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located at, in, on, under, above or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of the Property to comply

-107- 4883-6638-4644, v. 14 with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (h) any past, present or threatened injury to, destruction of or loss of natural resources to the extent connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances at any facility or incineration vessel containing such or similar Hazardous Substances; (j) any acts of Indemnitor, any Person affiliated with any Indemnitor, and any tenant or other user of the Property in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property or other damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; (l) any past, present or future non compliance with the ADA; and (m) misrepresentation or inaccuracy in any material representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement, the Credit Agreement or the Mortgage. 5. Duty to Defend and Attorneys and Other Fees and Expenses. Upon written request by any Indemnified Party, Indemnitor shall defend any action brought in connection with the Credit Agreement and/or any other Loan Document (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of any such Indemnified Parties, their attorneys shall control the resolution of any claim, counterclaim, action or proceeding, providing that no compromise or settlement shall be entered into by such Indemnified Party without Indemnitor’s prior consent, which consent shall not be unreasonably withheld. Upon demand, Indemnitor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith. 6. Definitions. As used in this Agreement, the following terms shall have the following meanings: “ADA” means the Americans with Disabilities Act of 1990, as amended and supplemented from time to time. “Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, guidance documents and the like, as well as common law, relating to the safety, welfare or protection of human health or the environment or any natural resource, relating to Hazardous Substances, relating to liability for or costs of other actual or threatened danger to safety, welfare or protection of human health or the environment or any natural resource and includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local -108- 4883-6638-4644, v. 14 statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (as amended, including, without limitation, the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. §9601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term “Environmental Law” also includes, but is not limited to, any present and future federal, state and local laws, statutes ordinances, rules, regulations and the like, as well as common law conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property. “Hazardous Substances” means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, toxic or hazardous substances, materials, wastes, pollutants or contaminants or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health, welfare or safety, the environment or any natural resources, including but not limited to, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, Lead Based Paint, radon, radioactive materials, Mold, flammables and explosives, infectious substances or any other substances or materials now or hereafter regulated by any Environmental Law, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purposes of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws. “Indemnified Parties” includes the Bank, Indemnitee, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved with the servicing of the Loan, any Person in whose name the encumbrance created by the Mortgage is or will have been recorded, Persons who may hold or acquire or will have held a full or partial interest in the Loan as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Indemnitee’s assets and business); provided that Indemnified Parties shall not -109- 4883-6638-4644, v. 14 include any Person at or after a foreclosure sale of the Property or conveyance of the Property by deed-in-lieu of foreclosure other than Indemnitee or its affiliated designee. “Legal Action” means any claim, counterclaim, action, suit or proceeding, whether administrative or judicial in nature. “Lead Based Paint” means any paint, stain or similar product or surface coating that contains more than 1.0 milligram of lead per square centimeter and/or 0.5% of lead by weight. “Losses” includes any losses, damages (including consequential damages), costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, litigation costs, reasonable attorneys’ fees, engineers’ fees, environmental consultants’ fees, and investigation and Remediation costs (including but not limited to costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards. “Mold” means any fungi that reproduces through the release of spores or the splitting of cells or other means, including but not limited to, mold, mildew, fungi, fungal spores, hyphae, fragments and metabolites such as mycotoxins and microbial volatile organic compounds. “Person” includes an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity. “Release” with respect to any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. “Remediation” includes but is not limited to any response, remedial, removal, or corrective action; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to herein. “Property” means the real property listed on Schedule A attached hereto, together with all buildings and other improvements located thereon. 7. Unimpaired Liability. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Credit Agreement, the Mortgage or any other Loan Document to or with Indemnitee by Indemnitor or any Person who succeeds Indemnitor or any Person as owner of the Property. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance by Indemnitor required by the Note, the Credit Agreement, the Mortgage or any of the other Loan Documents, (ii) any sale or transfer of all or part of the Property, (iii) any exculpatory provision in the Note, the Credit Agreement, the Mortgage, or any of the other Loan Documents limiting Indemnitee’s recourse to the Property or to any other security for the Note, or limiting Indemnitee’s rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by -110- 4883-6638-4644, v. 14 any Indemnitor under the Note, the Credit Agreement, the Mortgage or any of the other Loan Documents or herein, (v) the release of Indemnitor or any other Person from performance or observance of any of the agreements, covenants, terms or condition contained in any of the other Loan Documents whether by operation of law, Indemnitee’s voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Indemnitee’s failure to record the Mortgage or file any UCC financing statements (or Indemnitee’s improper recording or filing of any thereof) or the failure to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration. Nothing contained herein shall be construed to obligate Indemnitor to indemnify, defend and hold harmless any Indemnified Party from and against any Losses incurred by such Indemnified Party by reason of such Indemnified Party’s own willful misconduct, gross negligence or illegal acts. 8. Enforcement. Indemnified Parties may enforce the obligations of Indemnitor without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Credit Agreement, the Mortgage, or any other Loan Documents or the Property or any part thereof, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing or exercising any power of sale under the Mortgage, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the debt of Indemnitor pursuant to the Loan, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the debt of Indemnitor pursuant to the Loan, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred pursuant to and as defined in the Mortgage or the Credit Agreement for Indemnified Parties to exercise their rights pursuant to this Agreement. Indemnitor is fully and personally liable for their obligations pursuant to this Agreement and such liability is not limited to the original or amortized principal balance of the Loan or the value of the Property. 9. Survival. The obligations and liabilities of Indemnitor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed-in-lieu of foreclosure of the Mortgage; provided, however, that nothing in this Section 9 shall impose liability upon Indemnitor with respect to conditions or circumstances which did not exist prior to, and arise solely out of actions, conditions or events occurring after, any sale or conveyance of the Property by foreclosure of the Mortgage or deed-in-lieu thereof. Notwithstanding the foregoing, the obligations and liabilities of Indemnitor under this Agreement shall not inure to the benefit of any purchaser or transferee of the Property upon and after a sale of the Property by foreclosure of the Mortgage or deed-in-lieu thereof unless such purchaser or transferee is the holder of the Mortgage at the time of such foreclosure or deed-in-lieu thereof or is an affiliate or nominee of such holder. 10. Interest. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within five (5) days of such demand therefor, shall bear interest at the Default Rate (as such term is defined in the Credit Agreement). 11. Waivers.

-111- 4883-6638-4644, v. 14 Indemnitor hereby waives and relinquishes (i) any right or claim of right to cause a marshaling of Indemnitor’s assets or to cause Indemnitee or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or other Indemnified Parties; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or other Indemnified Parties; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full. 12. Subrogation. Indemnitor shall take any and all reasonable actions, including institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from such Persons responsible for the presence of any Hazardous Substances at, in, on, under, above or in the vicinity of the Property and any Remediation, disposal or clean up in connection therewith or otherwise obligated by law to pay any costs and expenses in connection with same. Indemnified Parties shall be and hereby are subrogated to all of Indemnitor’s rights now or hereafter in such claims. (a) Indemnitor’s Representations and Warranties. Indemnitor represents and warrants to Indemnitee that: It has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms; (b) Its execution of, and compliance with, this Agreement will not result in the breach of any term or provision of the charter, by-laws, operating agreement, partnership or trust agreement, or other governing instrument of Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Indemnitor or the Property is subject; (c) There is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of -112- 4883-6638-4644, v. 14 any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement; (d) It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; (e) No approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement which has not been obtained; and (f) This Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof. 13. No Waiver. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right. 14. Notice of Legal Actions. Each party hereto shall, within five (5) business days of receipt thereof, give written notice to the other party hereto of (i) any notice, advice or other communication from any governmental entity or any source whatsoever with respect to Hazardous Substances or the ADA on, from or affecting the Property, and (ii) any legal action brought against such party or related to the Property, with respect to which Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of Section 18 hereof. 15. Examination of Books and Records. Indemnified Parties and their accountants shall have the right to examine the records, books, management and other papers of Indemnitor which reflect upon its financial condition, at the Property or at the office regularly maintained by Indemnitor where the books and records are located. Indemnified Parties and their accountants shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Indemnified Parties and their accountants shall have the right to examine and audit the books and records of Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at the office of Indemnitor where the books and records are located. 16. Taxes. Indemnitor has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by it. Indemnitor has no knowledge of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years. 17. Notices. All notices or other written communications hereunder shall be made in accordance with the notice provisions of the Mortgage. 18. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. 19. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Indemnitor or any Indemnified Party, but only by an -113- 4883-6638-4644, v. 14 agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. 20. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. 21. Number and Gender/Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term “Indemnitor” shall be deemed to refer to each and every Person comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of Indemnitor may be assigned except with the written consent of Indemnitee. Each reference herein to Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Indemnified Parties and their respective successors and assigns forever. 22. Release of Liability. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released. 23. Rights Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Mortgage, the Credit Agreement or the other Loan Documents or would otherwise have at law or in equity. 24. Inapplicable Provisions. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. 25. Governing Law. A. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW JERSEY (THE “STATE”), AND MADE BY INDEMNITOR AND ACCEPTED BY INDEMNITEE IN THE STATE, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT IF THE PROPERTY IS LOCATED IN A JURISDICTION OTHER THAN THE STATE, THEN AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE JURISDICTION IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF THE STATE, THE LAW OF THE STATE SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND -114- 4883-6638-4644, v. 14 ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, INDEMNITOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. B. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST INDEMNITEE OR INDEMNITOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT INDEMNITEE’S OPTION BE INSTITUTED IN THE STATE IN ANY FEDERAL OR STATE COURT IN THE CITY OF SUMMIT, COUNTY OF UNION, AND INDEMNITOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND INDEMNITOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. INDEMNITOR DOES HEREBY DESIGNATE AND APPOINT: VILLAGE SUPER MARKET, INC. 733 MOUNTAIN AVENUE SPRINGFIELD, NEW JERSEY 07081 ATTENTION: JOHN VAN ORDEN, CHIEF FINANCIAL OFFICER AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE IN ANY FEDERAL OR STATE COURT IN THE CITY OF SUMMIT, COUNTY OF UNION, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO INDEMNITOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE. INDEMNITOR (I) SHALL GIVE PROMPT NOTICE TO INDEMNITEE OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN THE STATE IN THE CITY OF SUMMIT, COUNTY OF UNION, (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN THE STATE IN THE CITY OF SUMMIT, COUNTY OF UNION, STATE OF NEW JERSEY OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. 26. WAIVER OF JURY TRIAL. INDEMNITOR, AND BY ITS ACCEPTANCE HEREOF, INDEMNITEE, EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY INDEMNITOR AND INDEMNITEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE

-115- 4883-6638-4644, v. 14 AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. INDEMNITOR AND INDEMNITEE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. 27. Joint and Several Liability. The Persons comprising Indemnitor shall be jointly and severally liable under this Agreement for all obligations, liabilities, representations, warranties, covenants and agreements of Indemnitor hereunder. 28. Miscellaneous. (a) Wherever pursuant to this Agreement (i) Indemnitee has the right to approve or disapprove any request, action or matter, or consent or withhold its consent with respect to any request, action or matter, (ii) any arrangement, term or matter is to be satisfactory to Indemnitee, or (iii) any other decision or determination is to be made by Indemnitee, the decision or determination of Indemnitee with respect to same shall be in the sole and absolute discretion of Indemnitee and shall be final and conclusive, except as may be otherwise expressly provided herein. (b) Wherever pursuant to this Agreement it is provided that Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, customary and reasonable attorneys’ fees and disbursements of Indemnitee and the other Indemnified Parties. [SIGNATURE PAGE TO FOLLOW] -116- 4883-6638-4644, v. 14 [SIGNATURE PAGE TO ENVIRONMENTAL INDEMNITY AGREEMENT] IN WITNESS WHEREOF, this Agreement has been executed by Indemnitor and is effective as of the day and year first above written. INDEMNITOR: VILLAGE SUPER MARKET, INC. By:________________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer VILLAGE SUPER MARKET OF NJ, L.P. By: Village Super Market, Inc., a New Jersey corporation, its General Partner By:________________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer VILLAGE SUPERMARKET OF MARYLAND LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By:_____________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] -117- 4883-6638-4644, v. 14 [SIGNATURE PAGE TO ENVIRONMENTAL INDEMNITY AGREEMENT] VILLAGE SUPER MARKET OF PA, LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By:______________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer VSM NEW MARKETS, LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By:_______________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer VSM GOURMET, LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By:_____________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW] -118- 4883-6638-4644, v. 14 [SIGNATURE PAGE TO ENVIRONMENTAL INDEMNITY AGREEMENT] VSM NY HOLDINGS LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By:_____________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer GREATER MORRISTOWN RESTAURANT, LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By:____________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY By: Village Super Market, Inc., a New Jersey corporation, its Manager By:______________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW]

-119- 4883-6638-4644, v. 14 [SIGNATURE PAGE TO ENVIRONMENTAL INDEMNITY AGREEMENT] DELILAH PROPERTIES LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By:_______________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer FIRE BRANDS INNOVATION LLC By:_____________________ Name: JOHN VAN ORDEN Title: Manager VSM NY DISTRIBUTION LLC By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By:_____________________ Name: JOHN VAN ORDEN Title: Chief Financial Officer -120- 4883-6638-4644, v. 14 SCHEDULE A LEGAL DESCRIPTION TO ENVIRONMENTAL INDEMNITY AGREEMENT -121- 4883-6638-4644, v. 14 EXHIBIT F (Form of Mortgage) -122- 4883-6638-4644, v. 14 Record and Return To: MANDELBAUM SALSBURG PC 3 Becker Farm Road, Suite 105 Roseland, New Jersey 07068 Attn: Edward J. Albowicz, Esq. MORTGAGE AND ASSIGNMENT OF RENTS AND LEASES THIS MORTGAGE AND ASSIGNMENT OF RENTS AND LEASES (this "Mortgage") is executed as of ____________ ___, 2020 by [VILLAGE SUPER MARKET, INC., a corporation of the State of New Jersey][HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company of the State of New Jersey] ("Mortgagor"), with an address of 733 Mountain Avenue, Springfield, New Jersey 07081, to WELLS FARGO BANK, NATIONAL ASSOCIATION ("Mortgagee"), with an address of 190 River Road, 1st Floor, Summit, New Jersey 07901. ARTICLE I. MORTGAGE 1.1 Grant. For the purposes and upon the terms and conditions in this Mortgage, Mortgagor irrevocably mortgages, grants, conveys and assigns to Mortgagee, with the right of entry and possession, Mortgagor's interest in: (a) all real property located in _______________, _____________, _____________, ____________, _____________, ____________ County, New Jersey, and described on Exhibit A attached hereto; (b) all easements, rights-of-way and rights used in connection with or as a means of access to any portion of said real property; (c) all tenements, hereditaments and appurtenances thereof and thereto; (d) all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining said real property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with said real property; (e) all buildings, improvements and landscaping now or hereafter erected or located on said real property; (f) all development rights, governmental or quasi-governmental licenses, permits or approvals, zoning rights and other similar rights or interests which relate to the development, use or operation of, or that benefit or are appurtenant to, said real property; (g) all mineral rights, oil and gas rights, air rights, water or water rights, including without limitation, all wells, canals, ditches and reservoirs of any nature and all rights thereto, appurtenant to or associated with said real property, whether decreed or undecreed, tributary or non-tributary, surface or underground, appropriated or unappropriated, and all shares of stock in any water, canal, ditch or reservoir company, and all well permits, water service contracts, drainage rights and other evidences of any such rights; and (h) all interest or estate which Mortgagor now has or may hereafter acquire in said real property and all additions and accretions thereto, and all awards or payments made for the taking of all or any portion of said real property by eminent domain or any proceeding or purchase in lieu thereof, or any damage to any portion of said real property

-123- 4883-6638-4644, v. 14 (collectively, the "Subject Property"). The listing of specific rights or property shall not be interpreted as a limitation of general terms. 1.2 Address. The address of the Subject Property (if known) is: _______________________, _____________, _____________, ____________, _____________, ____________. Neither the failure to designate an address nor any inaccuracy in the address designated shall affect the validity or priority of the lien of this Mortgage on the Subject Property as described on Exhibit A. In the event of any conflict between the provisions of Exhibit A and said address, Exhibit A shall control. ARTICLE II. OBLIGATIONS SECURED 2.1 Obligations Secured. Mortgagor makes this grant and assignment for the purpose of securing the following obligations (each, a "Secured Obligation" and collectively, the "Obligations"): (a) payment to Mortgagee of all sums at any time owing and performance of all obligations with regard to the Converted Term Loan (as amended, restated, extended and/or increased from time to time, the “Note”) and any and all liability, whether liquidated or unliquidated, defined, contingent, conditional or of any other nature whatsoever, and performance of all other obligations, with regard to all Swap Agreements entered into by any Borrower (as defined herein), individually and/or collectively, with the Mortgagee in connection with the Converted Term Note arising under or in connection with that certain Credit Agreement dated as of May 6, 2020 by and among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited liability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution” collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah and Fire Brands, the "Borrower") and the Mortgagee (as the same may be amended, restated, replaced, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), together with interest and the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Note, whether or not specifically referenced therein; (b) payment and performance of all obligations of Mortgagor under this Mortgage, together with all advances, payments or other expenditures made by Mortgagee as or for the payment or performance of any such obligations of Mortgagor; (c) payment and performance of all obligations, if any, and the contracts under which they arise, which any rider attached to and recorded with this Mortgage recites are secured hereby; -124- 4883-6638-4644, v. 14 (d) payment and performance of all future advances and other obligations that the then record owner of the Subject Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Mortgagee, when any such advance or other obligation is evidenced by a writing which recites that it is secured by this Mortgage; and (e) all modifications, extensions and renewals of any of the Obligations (including without limitation, (i) modifications, extensions or renewals at a different rate of interest, or (ii) deferrals or accelerations of the required principal payment dates or interest payment dates or both, in whole or in part), however evidenced, whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes. 2.2 Obligations. The term "obligations" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created in connection with the Note, or the Credit Agreement and/or any Swap Agreement entered into by any Borrower with the Mortgagee, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, joint or several, including without limitation, all principal, interest, charges, including prepayment charges and late charges, and loan fees at any time accruing or assessed on any Secured Obligation. 2.3 Incorporation. All terms of the Obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Subject Property are hereby deemed to have notice of the terms of the Obligations and to have notice, if provided therein, that: (a) the Note or any other Secured Obligation may permit borrowing, repayment and reborrowing; and (b) the rate of interest on one or more of the Obligations may vary from time to time. ARTICLE III. ASSIGNMENT OF RENTS 3.1 Assignment. For the purposes and upon the terms and conditions set forth herein, Mortgagor irrevocably assigns to Mortgagee all of Mortgagor's right, title and interest in, to and under all leases, licenses, rental agreements and other agreements of any kind relating to the use or occupancy of any of the Subject Property, whether existing as of the date hereof or at any time hereafter entered into, together with all guarantees of and security for any tenant's or lessee's performance thereunder, and all amendments, extensions, renewals and modifications thereto (each, a "Lease" and collectively, the "Leases"), together with any and all other rents, issues and profits of the Subject Property (collectively, "Rents"). This assignment shall not impose upon Mortgagee any duty to produce Rents from the Subject Property, nor cause Mortgagee to be: (a) a "mortgagee in possession" for any purpose; (b) responsible for performing any of the obligations of the lessor or landlord under any Lease; or (c) responsible for any waste committed by any person or entity at any time in possession of the Subject Property or any part thereof, or for any dangerous or defective condition of the Subject Property, or for any negligence in the management, upkeep, repair or control of the Subject Property, except to the extent caused by the gross negligence or intentional misconduct of Mortgagee, it’s contractors, agents, employees, successors and/or assigns. This is an absolute assignment, not an assignment for security only, and Mortgagee's right to Rents is not contingent upon and may be exercised without taking possession of the Subject Property. Mortgagor agrees to execute and deliver to Mortgagee, within ten (10) days following receipt of Mortgagee's written request, such additional documents as Mortgagee may reasonably request to further evidence the assignment to Mortgagee of any and all Leases and Rents. Mortgagee, at Mortgagee's option and without notice, may, following the occurrence and during the continuance of a Default, notify any lessee or tenant of this assignment of the Leases and Rents. -125- 4883-6638-4644, v. 14 3.2 Protection of Security. To protect the security of this assignment, Mortgagor agrees: (a) At Mortgagor's sole cost and expense: (i) to perform each obligation to be performed by the lessor or landlord under each Lease and to enforce or secure the performance of each obligation to be performed by the lessee or tenant under each Lease; (ii) without Mortgagee’s consent, not to modify any Lease in any material respect, nor accept surrender under or terminate the term of any Lease, except in the case of a material default by any tenant thereunder; (iii) not to accept rent under any lease more than 30 days in advance of accrual; and (iv) not to waive or release any lessee or tenant of or from any Lease obligations if such could have a Material Adverse Effect. Mortgagor assigns to Mortgagee all of Mortgagor's right and power to, upon the occurrence and during the continuance of a Default, (a) modify the terms of any Lease, (b) accept a surrender under or terminate the term of or anticipate the Rents under any Lease, and (c) waive or release any lessee or tenant of or from any Lease obligations, and any attempt on the part of Mortgagor to exercise any such rights or powers without Mortgagee's prior written consent shall be a breach of the terms hereof. (b) At Mortgagor's sole cost and expense, to defend any action in any manner connected with any Lease or the obligations thereunder, and to pay all costs of Mortgagee, including reasonable attorneys' fees, in any such action in which Mortgagee may appear. (c) That, should Mortgagor fail to do any act required to be done by Mortgagor under a Lease, then Mortgagee, but without obligation to do so and without notice to Mortgagor and without releasing Mortgagor from any obligation hereunder, may make or do the same in such manner and to such extent as Mortgagee reasonably deems necessary to protect the security hereof, and, in exercising such powers, Mortgagee may employ attorneys and other agents, and Mortgagor shall pay necessary costs and reasonable attorneys' fees incurred by Mortgagee, or its agents, in the exercise of the powers granted herein. Mortgagor shall give prompt notice to Mortgagee of any default by any lessee or tenant under any Lease if such could have a Material Adverse Effect, and of any notice of default on the part of Mortgagor under any Lease received from a lessee or tenant thereunder, together with an accurate and complete copy thereof. (d) To pay to Mortgagee immediately upon demand all sums expended under the authority hereof, including reasonable attorneys' fees, together with interest thereon at the highest rate per annum payable under any Secured Obligation, and the same, at Mortgagee's option, may be added to any Secured Obligation and shall be secured hereby. 3.3 License. Mortgagee confers upon Mortgagor a license ("License") to collect and retain the Rents as, but not before, they come due and payable, until the occurrence of any Default. Upon the occurrence and during the continuance of any Default, the License shall be automatically revoked, and Mortgagee may, at Mortgagee's option and without notice, either in person or by agent, with or without bringing any action, or by a receiver to be appointed by a court: (a) enter, take possession of, manage and operate the Subject Property or any part thereof; (b) make, cancel, enforce or modify any Lease; (c) obtain and evict tenants, fix or modify Rents, and do any acts which Mortgagee deems proper to protect the security hereof; and (d) either with or without taking possession of the Subject Property, in its own name, sue for or otherwise collect and receive all Rents, including those past due and unpaid, and apply the same in accordance with the provisions of this Mortgage. The entering and taking possession of the Subject Property, the collection of Rents and the application thereof as aforesaid, shall not cure or waive any Default, nor waive, modify or affect any notice of default hereunder, nor invalidate any act done pursuant to any such notice. The License shall not grant to Mortgagee the right to possession, except as provided in this Mortgage. -126- 4883-6638-4644, v. 14 ARTICLE IV. RIGHTS AND DUTIES OF THE PARTIES 4.1 Title. Mortgagor warrants that, except as disclosed to Mortgagee prior to the date hereof in a writing which refers to this warranty, Mortgagor lawfully possesses and holds fee simple title to, or if permitted by Mortgagee in writing, a leasehold interest in, the Subject Property without limitation on the right to encumber, as herein provided, and that this Mortgage is a valid lien on the Subject Property and all of Mortgagor's interest therein. 4.2 Taxes and Assessments. Subject to the right, if any, of Mortgagor to contest payment of the following pursuant to any other agreement between Mortgagor and Mortgagee, Mortgagor shall pay prior to delinquency all taxes, assessments, levies and charges imposed: (a) by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein; or (b) by any public authority upon Mortgagee by reason of its interest in any Secured Obligation or in the Subject Property, or by reason of any payment made to Mortgagee pursuant to any Secured Obligation; provided however, that Mortgagor shall have no obligation to pay any income taxes of Mortgagee. Promptly upon request by Mortgagee, Mortgagor shall furnish to Mortgagee satisfactory evidence of the payment of all of the foregoing. Mortgagee is hereby authorized to request and receive from the responsible governmental and non- governmental personnel written statements with respect to the accrual and payment of any of the foregoing. 4.3 Performance of Obligations. Mortgagor shall promptly pay and perform each Secured Obligation when due, subject to any applicable notice and cure periods. 4.4 Liens, Encumbrances and Charges. Mortgagor shall immediately discharge or bond over any lien on the Subject Property not approved by Mortgagee in writing. Except as otherwise provided in any Secured Obligation or other agreement with Mortgagee, Mortgagor shall pay when due or bond over all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber the Subject Property, whether senior or subordinate hereto, including without limitation, any mechanics' liens. Any and all bonds referenced in this Section 4.4 must be in form, amount and substance acceptable to the Mortgagee in its reasonable discretion. 4.5 Insurance. Mortgagor shall insure the Subject Property against loss or damage by fire and such other risks as Mortgagee shall from time to time reasonably require. Mortgagor shall carry commercial general liability insurance, flood insurance as required by applicable law and such other insurance as Mortgagee may reasonably require, including without limitation, terrorism, business interruption insurance or loss of rental value insurance. Mortgagor shall maintain all required insurance at Mortgagor's expense, under policies issued by companies and in form and substance satisfactory to Mortgagee. Mortgagee, by reason of accepting, rejecting, approving or obtaining insurance, shall not incur any liability for: (a) the existence, nonexistence, form or legal sufficiency thereof; (b) the solvency of any insurer; or (c) the payment of losses. All policies and certificates of property insurance shall name Mortgagee as loss payee, and shall provide that the insurance cannot be terminated as to Mortgagee except upon a minimum of ten (10) days' prior written notice to Mortgagee. Immediately upon any request by Mortgagee, Mortgagor shall deliver to Mortgagee certificates evidencing such policies, with receipts evidencing annual prepayment of the premiums. 4.6 Tax and Insurance Impounds. At Mortgagee's option following the occurrence and during the continuance of a Default and/or an Event of Default, Mortgagor shall, until all Obligations have been paid in full, pay to Mortgagee monthly, an amount estimated by Mortgagee to be equal to: (a) all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Subject Property and will become due for the tax year during which such payment is so directed; and (b) premiums for fire, other hazard and mortgage

-127- 4883-6638-4644, v. 14 insurance next due. If Mortgagee reasonably determines that amounts paid by Mortgagor are insufficient for the payment in full of such taxes, assessments, levies and/or insurance premiums, Mortgagee shall notify Mortgagor of the increased amount required for the payment thereof when due, and Mortgagor shall pay to Mortgagee such additional amount within thirty (30) days after notice from Mortgagee. All amounts so paid shall not bear interest, except to the extent and in the amount required by law. So long as there is no Default, Mortgagee shall apply said amounts to the payment of, or at Mortgagee's sole option release said funds to Mortgagor for application to and payment of, such taxes, assessments, levies, charges and insurance premiums. If a Default exists, Mortgagee at its sole option may apply all or any part of said amounts to any Secured Obligation and/or to cure such Default, in which event Mortgagor shall be required to restore all amounts so applied, as well as to cure any Default not cured by such application. Mortgagor hereby grants and transfers to Mortgagee a security interest in all amounts so paid and held in Mortgagee's possession, and all proceeds thereof, to secure the payment and performance of each Secured Obligation. Upon assignment of this Mortgage, Mortgagee shall have the right to assign all amounts collected and in its possession to its assignee, whereupon Mortgagee shall be released from all liability with respect thereto. The existence of said impounds shall not limit Mortgagee's rights under any other provision of this Mortgage or any other agreement, statute or rule of law. Within ninety-five (95) days following full repayment of all Obligations (other than as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security interests securing any Secured Obligation), or at such earlier time as Mortgagee in its discretion may elect, the balance of all amounts collected and in Mortgagee's possession shall be paid to Mortgagor, and no other party shall have any right of claim thereto. 4.7 Damages; Insurance and Condemnation Proceeds. (a) (i) All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation (or transfer in lieu thereof) for public or private use affecting the Subject Property; (ii) all other claims and awards for damages to or decrease in value of the Subject Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to the Subject Property; and (iv) all interest which may accrue on any of the foregoing, are all absolutely and irrevocably assigned to and shall be paid to Mortgagee. At the absolute discretion of Mortgagee, whether or not its security is or may be impaired, but subject to applicable law if any, and without regard to any requirement contained in any other Section hereof, Mortgagee may apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any such claim and apply the balance to the Obligations in any order, and release all or any part of the proceeds to Mortgagor upon any conditions Mortgagee may impose. Mortgagee may commence, appear in, defend or prosecute any assigned claim or action, and may adjust, compromise, settle and collect all claims and awards assigned to Mortgagee; provided however, that in no event shall Mortgagee be responsible for any failure to collect any claim or award, regardless of the cause of the failure. (b) At its sole option, Mortgagee may permit insurance or condemnation proceeds held by Mortgagee to be used for repair or restoration but may impose any conditions on such use as Mortgagee deems necessary, provided, however, if the aggregate amount of such insurance or condemnation proceeds is less than $1,000,000, then the Mortgagee shall permit the Mortgagor to utilize such proceeds to repair the Subject Property and shall release such proceeds, in whole or in part, upon the Mortgagor providing the Mortgagee evidence reasonably satisfactory to Mortgagee that such proceeds will be used by Mortgagor to repair, replace and/or restore the Subject Property. 4.8 Maintenance and Preservation of Subject Property. Subject to the provisions of any Secured Obligation, Mortgagor covenants: (a) to keep the Subject Property in good condition and repair; -128- 4883-6638-4644, v. 14 (b) except with Mortgagee's prior written consent, not to remove or demolish the Subject Property, nor alter, restore or add to the Subject Property, nor initiate or acquiesce in any change in any zoning or other land classification which affects the Subject Property if such could have a Material Adverse Effect; (c) to restore promptly and in good workmanlike manner any portion of the Subject Property which may be damaged or destroyed, unless Mortgagee requires that all of the insurance proceeds be used to reduce the Obligations as provided in the Section hereof entitled Damages; Insurance and Condemnation Proceeds; (d) to comply with and not to suffer violation of any or all of the following which govern acts or conditions on, or otherwise affect the Subject Property: (i) laws, ordinances, regulations, standards and judicial and administrative rules and orders; (ii) applicable covenants, conditions, restrictions and equitable servitudes, whether public or private; and (iii) applicable requirements of insurance companies and any bureau or agency which establishes standards of insurability; (e) not to commit or permit waste of the Subject Property; and (f) to do all other acts which from the character or use of the Subject Property may be reasonably necessary to maintain and preserve its value. 4.9 Hazardous Substances; Environmental Provisions. Mortgagor represents and warrants to Mortgagee as follows: (a) Except as disclosed to Mortgagee in writing prior to the date hereof, the Subject Property is not and has not been a site for the use, generation, manufacture, storage, treatment, disposal, release or threatened release, transportation or presence of any substances which are "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under the Hazardous Materials Laws, as defined below, and/or other applicable environmental laws, ordinances and regulations (collectively, the "Hazardous Materials"). (b) The Subject Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials (collectively, the "Hazardous Materials Laws"), including without limitation, the Clean Air Act, the Federal Water Pollution Control Act, the Federal Resource Conservation and Recovery Act of 1976, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Toxic Substances Control Act and the Occupational Safety and Health Act, as any of the same may be amended, modified or supplemented from time to time, and any other applicable federal, state or local environmental laws, and any rules or regulations adopted pursuant to any of the foregoing. (c) There are no claims or actions pending or threatened against Mortgagor or the Subject Property by any governmental entity or agency, or any other person or entity, relating to any Hazardous Materials or pursuant to any Hazardous Materials Laws. (d) Mortgagor hereby agrees to defend, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, successors and assigns, from and against any and all losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses (including without limitation, attorneys' fees and expenses) which Mortgagee may incur as a direct or indirect consequence of the use, generation, manufacture, storage, treatment, disposal, release or threatened release, transportation or presence of Hazardous Materials in, on, under or about the Subject Property. Mortgagor shall pay to Mortgagee immediately upon demand any amounts owing under this indemnity, together with interest from the date of demand until paid in full at the highest rate of -129- 4883-6638-4644, v. 14 interest applicable to any Secured Obligation. MORTGAGOR'S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS MORTGAGEE SHALL SURVIVE THE CANCELLATION OF THE OBLIGATIONS AND THE RELEASE OR PARTIAL RELEASE OF THIS MORTGAGE. (e) Mortgagor shall immediately advise Mortgagee in writing upon Mortgagor's discovery of any occurrence or condition on the Subject Property, or on any real property adjoining or in the vicinity of the Subject Property, that does or could cause all or any part of the Subject Property to be contaminated with any Hazardous Materials or otherwise be in violation of any Hazardous Materials Laws, or cause the Subject Property to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Hazardous Materials Laws. (f) If there are any discrepancies between this Section 4.9 and the Environmental Indemnity Agreement (as such term is defined in the Credit Agreement), then the terms and conditions of the Environmental Indemnity Agreement shall control. 4.10 Protection of Security. Mortgagor shall, at Mortgagor's sole expense: (a) protect, preserve and defend the Subject Property and Mortgagor's title and right to possession of the Subject Property against all adverse claims; (b) if Mortgagor's interest in the Subject Property is a leasehold interest or estate, pay and perform in a timely manner all obligations to be paid and/or performed by the lessee or tenant under the lease or other agreement creating such leasehold interest or estate; and (c) protect, preserve and defend the security of this Mortgage and the rights and powers of Mortgagee under this Mortgage against all adverse claims. Mortgagor shall give Mortgagee prompt notice in writing of the assertion of any claim, the filing of any action or proceeding, or the occurrence of any damage, condemnation offer or other action relating to or affecting the Subject Property and, if Mortgagor's interest in the Subject Property is a leasehold interest or estate, of any notice of default or demand for performance under the lease or other agreement pursuant to which such leasehold interest or estate was created or exists. 4.11 Powers and Duties of Mortgagee. Mortgagee may, upon written request, without obligation to do so or liability therefor and without notice: (a) release all or any part of the Subject Property from the lien of this Mortgage; (b) consent to the making of any map or plat of the Subject Property; and (c) join in any grant of easement or declaration of covenants and restrictions with respect to the Subject Property, or any extension agreement or any agreement subordinating the lien or charge of this Mortgage. Mortgagee may from time to time apply to any court of competent jurisdiction for aid and direction in the exercise or enforcement of its rights and remedies available under this Mortgage, and may obtain orders or decrees directing, confirming or approving acts in the exercise or enforcement of said rights and remedies. Mortgagee has no obligation to notify any party of any pending sale or any action or proceeding (including, but not limited to, actions in which Mortgagor or Mortgagee shall be a party) unless held or commenced and maintained by Mortgagee under this Mortgage. 4.12 Compensation; Exculpation; Indemnification. (a) Mortgagor shall pay Mortgagee reasonable compensation for services rendered concerning this Mortgage, including without limitation, the providing of any statement of amounts owing under any Secured Obligation. Mortgagee shall not directly or indirectly be liable to Mortgagor or any other person as a consequence of: (i) the exercise of any rights, remedies or powers granted to Mortgagee in this Mortgage; (ii) the failure or refusal of Mortgagee to perform or discharge any obligation or liability of Mortgagor under this Mortgage or any Lease or other agreement related to the Subject Property; or (iii) any loss sustained by Mortgagor or any third party as a result of Mortgagee's failure to lease the Subject Property after any Default or from any other act or omission of Mortgagee in -130- 4883-6638-4644, v. 14 managing the Subject Property after any Default unless such loss is caused by the willful misconduct or gross negligence of Mortgagee; and no such liability shall be asserted or enforced against Mortgagee, and all such liability is hereby expressly waived and released by Mortgagor. (b) Mortgagor shall indemnify Mortgagee against, and hold Mortgagee harmless from, any and all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, costs of evidence of title, costs of evidence of value, and other expenses which Mortgagee may suffer or incur: (i) by reason of this Mortgage; (ii) by reason of the performance of any act required or permitted hereunder or by law except to the extent due to the gross negligence or intentional misconduct of Mortgagee, its agents, contractors or employees; (iii) as a result of any failure of Mortgagor to perform Mortgagor's obligations; or (iv) by reason of any alleged obligation or undertaking of Mortgagee to perform or discharge any of the representations, warranties, conditions, covenants or other obligations contained in any other document related to the Subject Property, including without limitation, the payment of any taxes, assessments, rents or other lease obligations, liens, encumbrances or other obligations of Mortgagor under this Mortgage. Mortgagor's duty to indemnify Mortgagee shall survive the payment, discharge or cancellation of the Obligations and the release or satisfaction, in whole or in part, of this Mortgage. (c) Mortgagor shall pay all indebtedness arising under this Section immediately upon demand by Mortgagee, together with interest thereon from the date of demand until paid in full at the highest rate per annum payable under any Secured Obligation. Mortgagee may, at its option, add any such indebtedness to any Secured Obligation. 4.13 Due on Sale or Encumbrance. Except as permitted by the provisions of any Secured Obligation or applicable law, if the Subject Property or any interest therein shall be sold, transferred (including without limitation, where applicable, through sale or transfer of a majority or controlling interest of the corporate stock, or any general partnership, limited liability company or other similar interests, of Mortgagor), mortgaged, assigned, encumbered or leased, whether voluntarily, involuntarily or by operation of law (each of which actions and events is called a "Transfer"), without Mortgagee's prior written consent, THEN Mortgagee may, at its sole option, declare all Obligations immediately due and payable in full. Mortgagor shall notify Mortgagee in writing of each Transfer within ten (10) business days of the date thereof. 4.14 Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Subject Property or in any manner obligated under any Secured Obligation (each, an "Interested Party"), Mortgagee may, from time to time, release any Interested Party from liability for the payment of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, accept additional security, and enforce, waive, subordinate or release all or a portion of the Subject Property or any other security for any Secured Obligation. None of the foregoing actions shall release or reduce the personal liability of any Interested Party, nor release or impair the priority of the lien of this Mortgage upon the Subject Property. 4.15 Release of Mortgage. Upon satisfaction in full of the Obligations, Mortgagee, without warranty, shall deliver for recording in the appropriate real property records a discharge, satisfaction or release of Mortgage for the Subject Property, or that portion thereof then covered hereby, from the lien of this Mortgage.

-131- 4883-6638-4644, v. 14 4.16 Subrogation. Mortgagee shall be subrogated to the lien of all encumbrances, whether or not released of record, paid in whole or in part by Mortgagee pursuant to this Mortgage or by the proceeds of any Secured Obligation. 4.17 Mortgagor Different From Obligor ("Third Party Mortgagor"). As used in this Section 4.17, the term "Obligor" shall mean each person or entity obligated in any manner under any of the Obligations; and the term "Third Party Mortgagor" shall mean (1) each person or entity included in the definition of Mortgagor herein and which is not an Obligor under all of the Obligations, and (2) each person or entity included in the definition of Mortgagor herein if any Obligor is not included in said definition. (a) Representations and Warranties. Each Third Party Mortgagor represents and warrants to Mortgagee that: (i) this Mortgage is executed at an Obligor's request; (ii) this Mortgage complies with all agreements between each Third Party Mortgagor and any Obligor regarding such Third Party Mortgagor's execution hereof; (iii) Mortgagee has made no representation to any Third Party Mortgagor as to the creditworthiness of any Obligor; and (iv) each Third Party Mortgagor has established adequate means of obtaining from each Obligor on a continuing basis financial and other information pertaining to such Obligor's financial condition. Each Third Party Mortgagor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect such Third Party Mortgagor's risks hereunder. Each Third Party Mortgagor further agrees that Mortgagee shall have no obligation to disclose to any Third Party Mortgagor any information or material about any Obligor which is acquired by Mortgagee in any manner. The liability of each Third Party Mortgagor hereunder shall be reinstated and revived, and the rights of Mortgagee shall continue if and to the extent that for any reason any amount at any time paid on account of any Secured Obligation is rescinded or must otherwise be restored by Mortgagee, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Mortgagee in its sole, but reasonable discretion; provided however, that if Mortgagee chooses to contest any such matter at the request of any Third Party Mortgagor, each Third Party Mortgagor agrees to indemnify and hold Mortgagee harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Mortgagee in connection therewith, including without limitation, in any litigation with respect thereto. (b) Waivers. (i) Each Third Party Mortgagor waives any right to require Mortgagee to: (A) proceed against any Obligor or any other person; (B) marshal assets or proceed against or exhaust any security held from any Obligor or any other person; (C) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from any Obligor or any other person; (D) take any other action or pursue any other remedy in Mortgagee's power; or (E) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Mortgagee as security for or which constitute in whole or in part the Obligations, or in connection with the creation of new or additional obligations. (ii) Each Third Party Mortgagor waives any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of any Obligor or any other person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Secured Obligation; (C) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of any Obligor which is a corporation, partnership or other type of entity, or any defect in the formation of any such Obligor; (D) the application by any Obligor of the proceeds of any Secured Obligation for purposes other than the purposes represented by any Obligor -132- 4883-6638-4644, v. 14 to, or intended or understood by, Mortgagee or any Third Party Mortgagor; (E) any act or omission by Mortgagee which directly or indirectly results in or aids the discharge of any Obligor or any portion of any Secured Obligation by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Mortgagee against any Obligor; (F) any impairment of the value of any interest in any security for the Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (G) any modification of any Secured Obligation, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, any Secured Obligation or any portion thereof, including increase or decrease of the rate of interest thereon; or (H) any requirement that Mortgagee give any notice of acceptance of this Mortgage. Until all Obligations shall have been paid in full, no Third Party Mortgagor shall have any right of subrogation, and each Third Party Mortgagor waives any right to enforce any remedy which Mortgagee now has or may hereafter have against any Obligor or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Mortgagee. Each Third Party Mortgagor further waives all rights and defenses it may have arising out of: (1) any election of remedies by Mortgagee, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Obligations, destroys such Third Party Mortgagor's rights of subrogation or such Third Party Mortgagor's rights to proceed against any Obligor for reimbursement; or (2) any loss of rights any Third Party Mortgagor may suffer by reason of any rights, powers or remedies of any Obligor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any Obligor's obligations. (iii) If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by applicable law or public policy. ARTICLE V. DEFAULT PROVISIONS 5.1 Default. The occurrence of any of the following shall constitute a "Default" under this Mortgage: (a) Mortgagor shall fail to observe or perform any obligation or agreement contained herein which such failure is not cured with fifteen (15) days; (b) any representation or warranty of Mortgagor herein shall prove to be incorrect, false or misleading in any material respect when made; or (c) any default in the payment or performance of any obligation, or any defined event of default, under any provisions of the Credit Agreement, the Note or any other contract, instrument or document executed in connection with, or with respect to, any Secured Obligation, subject to any applicable notice and grace period set forth therein. 5.2 Rights and Remedies. Upon the occurrence and during the continuance of any Default, Mortgagee shall have all the following rights and remedies: (a) With or without notice, to declare all Obligations immediately due and payable in full. (b) With or without notice, without releasing Mortgagor from any Secured Obligation and without becoming a mortgagee in possession, to cure any Default of Mortgagor and, in connection therewith: (i) to enter upon the Subject Property and to do such acts and things as Mortgagee deems necessary or desirable to protect the security of this Mortgage, including without limitation, to appear in and defend any action or proceeding purporting to affect the security of this Mortgage or the rights or powers of Mortgagee hereunder; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of Mortgagee, is senior in priority to this Mortgage, the judgment of Mortgagee being conclusive as between the parties hereto; (iii) to obtain, -133- 4883-6638-4644, v. 14 and to pay any premiums or charges with respect to, any insurance required to be carried hereunder; and (iv) to employ counsel, accountants, contractors and other appropriate persons to assist Mortgagee. (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Mortgage or to obtain specific enforcement of the covenants of Mortgagor under this Mortgage, and Mortgagor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy. For the purposes of any suit brought under this subsection, Mortgagor waives the defenses of laches and any applicable statute of limitations. (d) To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Subject Property as a matter of strict right and without regard to: (i) the adequacy of the security for the repayment of the Obligations; (ii) the existence of a declaration that the Obligations are immediately due and payable; or (iii) the filing of a notice of default; and Mortgagor consents to such appointment. (e) To take and possess all documents, books, records, papers and accounts of Mortgagor or the then owner of the Subject Property; to make or modify Leases of, and other agreements with respect to, the Subject Property upon such terms and conditions as Mortgagee deems proper; and to make repairs, alterations and improvements to the Subject Property deemed necessary, in Mortgagee's judgment, to protect or enhance the security hereof. (f) To resort to and realize upon the security hereunder and any other security now or later held by Mortgagee concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received in accordance with the Section hereof entitled Application of Foreclosure Sale Proceeds, all in such order and manner as Mortgagee shall determine in its sole discretion. (g) Upon sale of the Subject Property at any judicial foreclosure, Mortgagee may credit bid (as determined by Mortgagee in its sole discretion) all or any portion of the Obligations. In determining such credit bid, Mortgagee may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Subject Property as such appraisals may be discounted or adjusted by Mortgagee in its sole underwriting discretion; (ii) expenses and costs incurred by Mortgagee with respect to the Subject Property prior to foreclosure; (iii) expenses and costs which Mortgagee anticipates will be incurred with respect to the Subject Property after foreclosure, but prior to resale, including without limitation, costs of structural reports and other due diligence, costs to carry the Subject Property prior to resale, costs of resale (e.g., commissions, attorneys' fees, and taxes), Hazardous Materials clean-up and monitoring, deferred maintenance, repair, refurbishment and retrofit, and costs of defending or settling litigation affecting the Subject Property; (iv) declining trends in real property values generally and with respect to properties similar to the Subject Property; (v) anticipated discounts upon resale of the Subject Property as a distressed or foreclosed property; (vi) the existence of additional collateral, if any, for the Obligations; and (vii) such other factors or matters that Mortgagee deems appropriate. Mortgagor acknowledges and agrees that: (A) Mortgagee is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (B) this Section does not impose upon Mortgagee any additional obligations that are not imposed by law at the time the credit bid is made; (C) the amount of Mortgagee's credit bid need not have any relation to any loan-to-value ratios specified in any agreement between Mortgagor and Mortgagee or previously discussed by Mortgagor and Mortgagee; and (D) Mortgagee's credit bid may be, at Mortgagee's sole discretion, higher or lower than any appraised value of the Subject Property. 5.3 Application of Foreclosure Sale Proceeds. After deducting all costs, fees and expenses of sale, including costs of evidence of title and attorneys' fees in connection with a sale, all proceeds of -134- 4883-6638-4644, v. 14 any foreclosure sale shall be applied first, to payment of all Obligations (including without limitation, all sums expended by Mortgagee under the terms hereof and not then repaid, with accrued interest at the highest rate per annum payable under any Secured Obligation), in such order and amounts as Mortgagee in its sole discretion shall determine; and the remainder, if any, to the person or persons legally entitled thereto. 5.4 Application of Other Sums. All Rents or other sums received by Mortgagee or any agent or receiver hereunder, less all costs and expenses incurred by Mortgagee or such agent or receiver, including reasonable attorneys' fees, shall be applied to payment of the Obligations in such order as Mortgagee shall determine in its sole discretion; provided however, that Mortgagee shall have no liability for funds not actually received by Mortgagee. 5.5 No Cure or Waiver. Neither Mortgagee's or any receiver's entry upon and taking possession of the Subject Property, nor any collection of Rents, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise of any other right or remedy by Mortgagee or any receiver shall impair the status of the security of this Mortgage, or cure or waive any breach, Default or notice of default under this Mortgage, or nullify the effect of any notice of default or sale (unless all Obligations and any other sums then due hereunder have been paid in full and Mortgagor has cured all other Defaults), or prejudice Mortgagee in the exercise of any right or remedy, or be construed as an affirmation by Mortgagee of any tenancy, lease or option of the Subject Property or a subordination of the lien of this Mortgage. 5.6 Costs, Expenses and Attorneys' Fees. Mortgagor agrees to pay to Mortgagee immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including court costs and reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Mortgagee's in-house counsel), expended or incurred by Mortgagee pursuant to this Article V, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Mortgagee or any other person) relating to Mortgagor or in any way affecting any of the Subject Property or Mortgagee's ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Mortgagor with interest from the date of demand until paid in full at the highest rate per annum payable under any Secured Obligation. 5.7 Power to File Notices and Cure Defaults. Following the occurrence and during the continuance of a Default, Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns as Mortgagor's true attorney-in-fact to perform any of the following powers, which agency is coupled with an interest: (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Mortgagee deems appropriate to protect Mortgagee's interest; and (b) to perform any obligation of Mortgagor hereunder; provided however, that Mortgagee, as such attorney-in-fact, shall only be accountable for such funds as are actually received by Mortgagee, and Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to act under this Section 5.7. 5.8 Remedies Cumulative; No Waiver. All rights, powers and remedies of Mortgagee hereunder are cumulative and are in addition to all rights, powers and remedies provided by law or in any other agreements between Mortgagor and Mortgagee. No delay, failure or discontinuance of Mortgagee in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy.

-135- 4883-6638-4644, v. 14 ARTICLE VI. MISCELLANEOUS PROVISIONS 6.1 No Merger. No merger shall occur as a result of Mortgagee's acquiring any other estate in, or any other lien on, the Subject Property unless Mortgagee specifically consents to a merger in writing. 6.2 Execution of Documents. Mortgagor agrees, upon demand by Mortgagee, to execute any and all documents and instruments reasonably required to effectuate the provisions hereof. 6.3 Right of Inspection. Mortgagee or its agents or employees may enter onto the Subject Property at any reasonable time for the purpose of inspecting the Subject Property and ascertaining Mortgagor's compliance with the terms hereof. 6.4 Notices. All notices, requests and demands which Mortgagor or Mortgagee is required or may desire to give to the other party must be in writing, delivered to Mortgagee at the following address: WELLS FARGO BANK, NATIONAL ASSOCIATION 190 River Road, 1st Floor Summit, New Jersey 07901 Attention: Catherine Alessi, Senior Vice President With copy to: MANDELBAUM SALSBURG PC 3 Becker Farm Road, Suite 105 Roseland, New Jersey 07068 Attention: Edward J. Albowicz, Esq. and to Mortgagor at its address set forth on Page 1 hereof, or at such other address as either party shall designate by written notice to the other party in accordance with the provisions hereof. A copy of all notices to Mortgagor shall be simultaneously sent to Del Duca Lewis Law Firm, 21 East Euclid Avenue, Haddonfield, New Jersey 08033, Attention: Karen Taylor-Lewis, Esquire. 6.5 Successors; Assignment. This Mortgage shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto; provided however, that this Section 6.5 does not waive the provisions of the Section 4.13 hereof entitled Due on Sale or Encumbrance. Mortgagee reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Mortgagee's rights and benefits under the Note, any and all other Obligations and this Mortgage. In connection therewith, Mortgagee may disclose all documents and information which Mortgagee now has or hereafter acquires relating to the Subject Property, all or any of the Obligations and/or Mortgagor and, as applicable, any partners, joint venturers or members of Mortgagor, whether furnished by any Mortgagor or otherwise. 6.6 Rules of Construction. (a) When appropriate based on the identity of the parties or other circumstances, the masculine gender includes the feminine or neuter or both, and the singular number includes the plural; (b) the term "Subject Property" means all and any part of or interest in the Subject Property; (c) all Section headings herein are for convenience of reference only, are not a part of this Mortgage, and shall be disregarded in the interpretation of any portion of this Mortgage; (d) if more than one person or entity has executed this Mortgage as "Mortgagor," the obligations of all such Mortgagors hereunder shall be joint and several; and (e) all terms of Exhibit A, and each other exhibit and/or rider attached hereto and recorded herewith, are hereby incorporated into this Mortgage by this reference. -136- 4883-6638-4644, v. 14 6.7 Severability of Provisions. If any provision of this Mortgage shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Mortgage. 6.8 Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the State of New Jersey. 6.9 Arbitration. (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise in any way arising out of or relating to this Mortgage and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination. In the event of a court ordered arbitration, the party requesting arbitration shall be responsible for timely filing the demand for arbitration and paying the appropriate filing fee within 30 days of the abatement order or the time specified by the court. Failure to timely file the demand for arbitration as ordered by the court will result in that party’s right to demand arbitration being automatically terminated. (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in New Jersey selected by the American Arbitration Association (“AAA”); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA’s commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA’s optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to herein, as applicable, as the “Rules”). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. §91 or any similar applicable state law. (c) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph. -137- 4883-6638-4644, v. 14 (d) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State of New Jersey or a neutral retired judge of the state or federal judiciary of New Jersey, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of New Jersey and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the New Jersey Court Rules or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. (e) Discovery. In any arbitration proceeding, discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available. (f) Class Proceedings and Consolidations. No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties who have executed this Mortgage or any other contract, instrument or document relating to any Secured Obligation, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity. (g) Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding. (h) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the -138- 4883-6638-4644, v. 14 dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties. (i) Small Claims Court. Notwithstanding anything herein to the contrary, each party retains the right to pursue in Small Claims Court any dispute within that court’s jurisdiction. Further, this arbitration provision shall apply only to disputes in which either party seeks to recover an amount of money (excluding attorneys’ fees and costs) that exceeds the jurisdictional limit of the Small Claims Court. [SIGNATURE PAGE TO FOLLOW]

-139- 4883-6638-4644, v. 14 [SIGNATURE PAGE TO MORTGAGE AND ASSIGNMENT OF RENTS AND LEASES] IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date first set forth above. Mortgagor(s) [ATTEST: VILLAGE SUPER MARKET, INC. By:__________________ By:___________________________ Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer] [WITNESS: HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY By: Village Super Market, Inc., a New Jersey corporation, its Manager By:__________________ By:_________________________ Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer] [NOTARY ACKNOWLEDGMENTS TO FOLLOW] -140- 4883-6638-4644, v. 14 NOTARY ACKNOWLEDGMENTS STATE OF NEW JERSEY : SS : COUNTY OF _________ : BE IT REMEMBERED, on the __ day of ________ __, 2020, before me personally came JOHN VAN ORDEN, to me known to be the person who executed the foregoing instrument, and who, being by me duly sworn, did depose and say that he/she is the Chief Financial Officer of the Mortgagor, and that he/she executed the foregoing instrument in the name of said company, and that he/she had authority to sign the same, and acknowledged that he/she executed the same as the act and deed of said company. ________________________________ Notary Public -141- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement EXHIBIT A TO FORM OF MORTGAGE (Description of Property) -142- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement EXHIBIT G (Form of Subordination, Non-Disturbance and Attornment Agreement With Tenant Estoppels)

-143- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement LEASE SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT DATE: January __, 2022 DATE OF LEASE: December 21, 2001 CENTER: Super G Store Galloway Village Shopping Center Galloway, New Jersey LENDER: Wells Fargo Bank, National Association 190 River Road, 1st Floor Summit, New Jersey 07901 MORTGAGEE: Wells Fargo Bank, National Association 190 River Road, 1st Floor Summit, New Jersey 07901 LANDLORD: Village Galloway Shopping Center LLC 733 Mountain Ave Springfield, New Jersey 07081 TENANT: The Stop & Shop Supermarket Company LLC (as successor in interest to Giant of Maryland LLC) 1385 Hancock Street Quincy, Massachusetts 02169 RECITALS: Under the Lease, Landlord leased part of the Center to Tenant. To finance the Center, Landlord signed or will sign a note (“Note”) payable to the order of Lender and a deed of trust or mortgage (“Mortgage”) on the Center to secure payment of the Note. The Mortgage either was recorded in the land records of Atlantic County, New Jersey, in book _________, page _______ or will be recorded in those land records. The parties want to agree on the priority between the Lease and the Mortgage. AGREEMENT: In consideration of the covenants below, the parties agree as follows: §1. Subject to the terms of this Agreement, the Lease is subordinate to the Mortgage and to any renewal, modification, consolidation, replacement, increase, or extension of it. §2. Neither Lender nor Mortgagee may interfere with Tenant’s rights under the Lease unless Tenant defaults under the Lease beyond any cure period in the Lease. -144- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement §3. If the Center is transferred by foreclosure, by similar proceedings, or by sale in lieu of foreclosure, neither Lender nor Mortgagee shall name Tenant in any foreclosure or similar proceeding; the Center shall be transferred subject to the Lease; Tenant shall attorn to the transferee; and the Lease shall bind the transferee and Tenant to the same extent as though the transferee had been named Landlord in the Lease. However, if Lender is the transferee, Lender is not: §3.1. liable for any act or omission of Lender’s transferor before the transfer, except for any act or omission of continuing nature; §3.2. subject to any offsets or defenses which Tenant had against Lender’s transferor, except to the extent such offsets are provided under the Lease and Lender has received notice that Tenant will be electing to exercise Tenant’s right to offset and the opportunity to cure within the same cure time period available to Landlord under the Lease (it being further agreed that offsets under Lease that were deducted by Tenant prior to the date upon which Lender succeeds to the interest of such prior landlord shall not be subject to challenge); §3.3. bound by any rent or additional rent paid by Tenant to Lender’s transferor for more than the current month; or §3.4. bound by any Lease amendment made without Lender’s consent. §4. If Lender or Mortgagee may collect the proceeds of Landlord’s property insurance or the award in eminent domain proceedings under the Mortgage, Lender and Mortgagee shall allow Landlord and Tenant to use those proceeds or that award as required in the Lease. Lender may require that Landlord and Tenant comply with normal construction lending disbursement procedures to obtain the proceeds or the award. §5. Any party may record this Agreement, but the party recording it shall pay all recording costs and fees, including any transfer fees and taxes due if the Lease must also be recorded. §6. The parties may amend this Agreement only in writing. This Agreement benefits and binds the successors and assigns of each party. -145- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement Executed as of the date first written above. TENANT: WITNESS THE STOP & SHOP SUPERMARKET COMPANY LLC ________________________ ________________________________ Name: Name: Title: Title: LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION ATTEST By:______________________ By:______________________________ Title: Title: MORTGAGEE: WELLS FARGO BANK, NATIONAL ASSOCIATION WITNESS: _________________________ __________________________________ Title: Title: LANDLORD: WITNESS: VILLAGE GALLOWAY SHOPPING CENTER LLC By: Village Super Market, Inc., a New Jersey corporation, its sole member __________________________ __________________________________ Title: Title: -146- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement EXHIBIT H (Form of Galloway Term Note)

-147- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement GALLOWAY TERM NOTE Wells Fargo Bank, National Association $7,350,000 As of January __, 2022 Roseland, New Jersey This Galloway Term Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of even date herewith (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among VILLAGE SUPER MARKET, INC., a corporation organized under the laws of the State of New Jersey (“Village”), VILLAGE SUPER MARKET OF NJ, L.P., a limited partnership organized under the laws of the State of New Jersey (“Village NJ”), VILLAGE SUPERMARKET OF MARYLAND LLC, a limited liability company organized under the laws of the State of Maryland (“Village MD”), VILLAGE SUPER MARKET OF PA, LLC, a limited liability company organized under the laws of the Commonwealth of Pennsylvania (“Village PA”), VSM NEW MARKETS, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM New Markets”), VSM GOURMET, LLC, a limited liability company organized under the laws of the State of New York (“VSM Gourmet”), VSM NY HOLDINGS LLC, a limited liability company organized under the laws of the State of New York (“VSM Fairway”), GREATER MORRISTOWN RESTAURANT, LLC, a limited liability company organized under the laws of the State of New Jersey (“VSM Morristown”), HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of the State of New Jersey (“Hanover”), DELILAH PROPERTIES LLC, a limited liability company organized under the laws of the State of New Jersey (“Delilah”), FIRE BRANDS INNOVATION LLC, a limited liability company organized under the laws of the State of New Jersey (“Fire Brands”), VSM NY DISTRIBUTION LLC, a limited liability company organized under the laws of the State of New York (“VSM Distribution”) and VILLAGE GALLOWAY SHOPPING CENTER LLC, a limited liability company organized under the laws of the State of New Jersey (“Galloway” and collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah, Fire Brands, VSM Distribution, the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement. FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of the Bank, at the office of Bank located at 190 River Road, 1st Floor, Summit, New Jersey 07901 or at such other place as Bank may from time to time designate to Borrower in writing: (i) the principal sum of SEVEN MILLION AND THREE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($7,350,000) shall be paid in one hundred eighty (180) equal consecutive monthly principal installments based on a one hundred eighty (180) month amortization schedule as more fully set forth on Schedule 1 attached hereto, the first one hundred seventy nine (179) of which shall be in the amount of $40,833.33 plus accrued interest commencing on the first Business Day of the first month immediately following the Closing Date and continuing on the first Business Day each month thereafter, with a one hundred eightieth (180th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of the one hundred eightieth (180th) month thereafter, subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the Galloway Term Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement; and -148- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement (iii) notwithstanding anything to the contrary herein, in the Credit Agreement and/or in any other Loan Document, all outstanding principal and interest hereunder is due and payable on the Galloway Term Loan Maturity Date. This Note is a “Galloway Term Note” referred to in the Credit Agreement and is secured, inter alia, by the liens granted pursuant to the Credit Agreement and the other Loan Documents, is entitled to the benefits of the Credit Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained. This Note evidences the extension of the Galloway Term Loan. This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case pursuant to the terms and conditions set forth in the Credit Agreement. If an Event of Default under Subsection 6.1(f) or 6.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the other Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. Bank may at any time pledge or assign all or any portion of its rights under the Credit Agreement or the other Loan Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Bank from its obligations under the Credit Agreement or any of the other Loan Documents. Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, if any, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several. The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank's satisfaction. Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction. -149- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement This Note shall be construed and enforced in accordance with the laws of the State of New Jersey. Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement. [SIGNATURE PAGE TO FOLLOW] -150- 4883-6638-4644, v. 14 Wells Fargo/Village Super Market - Credit Agreement [SIGNATURE PAGE TO GALLOWAY TERM NOTE] ATTEST: VILLAGE SUPER MARKET, INC. By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer VILLAGE SUPER MARKET OF NJ, L.P. WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its General Partner By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer VILLAGE SUPERMARKET OF MARYLAND LLC WITNESS: By: Village Super Market, Inc., a New Jersey corporation, its Sole Member By: By: Name: Name: JOHN VAN ORDEN Title: Title: Chief Financial Officer [SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE TO GALLOWAY TERM NOTE]

VILLAGE SUPER MARKET OF PA, LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ______________________
Name:
Title:

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VSM NEW MARKETS, LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ______________________
Name:
Title:

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VSM GOURMET, LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ______________________
Name:
Title:

By: ______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

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[**SIGNATURE PAGE TO GALLOWAY TERM NOTE**]

VSM NY HOLDINGS LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: _______________________
Name:
Title:

By: _______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

GREATER MORRISTOWN RESTAURANT, LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: _______________________
Name:
Title:

By: _______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Manager

By: _______________________
Name:
Title:

By: _______________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

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[SIGNATURE PAGE TO GALLOWAY TERM NOTE]

DELILAH PROPERTIES LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ________________________
Name:
Title:

By: ________________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

FIRE BRANDS INNOVATION LLC

By: ________________________
Name:
Title:

By: ________________________
Name: JOHN VAN ORDEN
Title: Manager

VSM NY DISTRIBUTION LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: ________________________
Name:
Title:

By: ________________________
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VILLAGE GALLOWAY SHOPPING CENTER LLC

WITNESS:

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: _______________________	**By:** _______________________
Name:	**Name:**
Title:	**Title:**

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SCHEDULE 1 TO GALLOWAY TERM LOAN NOTE 45107621

The Note will be paid in the principal amounts plus accrued interest on the dates as shown below:

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Jan 28, 2022	0.00	7,350,000.00
Mar 01, 2022	40,833.33	7,309,166.67
Apr 01, 2022	40,833.33	7,268,333.33
May 02, 2022	40,833.33	7,227,500.00
Jun 01, 2022	40,833.33	7,186,666.67
Jul 01, 2022	40,833.33	7,145,833.33
Aug 01, 2022	40,833.33	7,105,000.00
Sep 01, 2022	40,833.33	7,064,166.67
Oct 03, 2022	40,833.33	7,023,333.33
Nov 01, 2022	40,833.33	6,982,500.00
Dec 01, 2022	40,833.33	6,941,666.67
Jan 03, 2023	40,833.33	6,900,833.33
Feb 01, 2023	40,833.33	6,860,000.00
Mar 01, 2023	40,833.33	6,819,166.67
Apr 03, 2023	40,833.33	6,778,333.33
May 01, 2023	40,833.33	6,737,500.00
Jun 01, 2023	40,833.33	6,696,666.67

Jul 03, 2023	40,833.33	6,655,833.33
Aug 01, 2023	40,833.33	6,615,000.00
Sep 01, 2023	40,833.33	6,574,166.67
Oct 02, 2023	40,833.33	6,533,333.33
Nov 01, 2023	40,833.33	6,492,500.00
Dec 01, 2023	40,833.33	6,451,666.67
Jan 02, 2024	40,833.33	6,410,833.33
Feb 01, 2024	40,833.33	6,370,000.00
Mar 01, 2024	40,833.33	6,329,166.67
Apr 01, 2024	40,833.33	6,288,333.33
May 01, 2024	40,833.33	6,247,500.00
Jun 03, 2024	40,833.33	6,206,666.67
Jul 01, 2024	40,833.33	6,165,833.33

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45107621

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Aug 01, 2024	40,833.33	6,125,000.00
Sep 03, 2024	40,833.33	6,084,166.67
Oct 01, 2024	40,833.33	6,043,333.33
Nov 01, 2024	40,833.33	6,002,500.00
Dec 02, 2024	40,833.33	5,961,666.67
Jan 02, 2025	40,833.33	5,920,833.33
Feb 03, 2025	40,833.33	5,880,000.00
Mar 03, 2025	40,833.33	5,839,166.67
Apr 01, 2025	40,833.33	5,798,333.33
May 01, 2025	40,833.33	5,757,500.00
Jun 02, 2025	40,833.33	5,716,666.67
Jul 01, 2025	40,833.33	5,675,833.33
Aug 01, 2025	40,833.33	5,635,000.00
Sep 02, 2025	40,833.33	5,594,166.67
Oct 01, 2025	40,833.33	5,553,333.33
Nov 03, 2025	40,833.33	5,512,500.00
Dec 01, 2025	40,833.33	5,471,666.67
Jan 02, 2026	40,833.33	5,430,833.33
Feb 02, 2026	40,833.33	5,390,000.00
Mar 02, 2026	40,833.33	5,349,166.67
Apr 01, 2026	40,833.33	5,308,333.33
May 01, 2026	40,833.33	5,267,500.00
Jun 01, 2026	40,833.33	5,226,666.67
Jul 01, 2026	40,833.33	5,185,833.33
Aug 03, 2026	40,833.33	5,145,000.00
Sep 01, 2026	40,833.33	5,104,166.67
Oct 01, 2026	40,833.33	5,063,333.33
Nov 02, 2026	40,833.33	5,022,500.00
Dec 01, 2026	40,833.33	4,981,666.67
Jan 04, 2027	40,833.33	4,940,833.33

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45107621

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Feb 01, 2027	40,833.33	4,900,000.00
Mar 01, 2027	40,833.33	4,859,166.67
Apr 01, 2027	40,833.33	4,818,333.33
May 03, 2027	40,833.33	4,777,500.00
Jun 01, 2027	40,833.33	4,736,666.67
Jul 01, 2027	40,833.33	4,695,833.33
Aug 02, 2027	40,833.33	4,655,000.00
Sep 01, 2027	40,833.33	4,614,166.67
Oct 01, 2027	40,833.33	4,573,333.33
Nov 01, 2027	40,833.33	4,532,500.00
Dec 01, 2027	40,833.33	4,491,666.67
Jan 03, 2028	40,833.33	4,450,833.33
Feb 01, 2028	40,833.33	4,410,000.00
Mar 01, 2028	40,833.33	4,369,166.67
Apr 03, 2028	40,833.33	4,328,333.33
May 01, 2028	40,833.33	4,287,500.00
Jun 01, 2028	40,833.33	4,246,666.67
Jul 03, 2028	40,833.33	4,205,833.33
Aug 01, 2028	40,833.33	4,165,000.00
Sep 01, 2028	40,833.33	4,124,166.67
Oct 02, 2028	40,833.33	4,083,333.33
Nov 01, 2028	40,833.33	4,042,500.00
Dec 01, 2028	40,833.33	4,001,666.67
Jan 02, 2029	40,833.33	3,960,833.33
Feb 01, 2029	40,833.33	3,920,000.00
Mar 01, 2029	40,833.33	3,879,166.67
Apr 02, 2029	40,833.33	3,838,333.33
May 01, 2029	40,833.33	3,797,500.00
Jun 01, 2029	40,833.33	3,756,666.67
Jul 02, 2029	40,833.33	3,715,833.33

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45107621

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Aug 01, 2029	40,833.33	3,675,000.00
Sep 04, 2029	40,833.33	3,634,166.67
Oct 01, 2029	40,833.33	3,593,333.33
Nov 01, 2029	40,833.33	3,552,500.00
Dec 03, 2029	40,833.33	3,511,666.67
Jan 02, 2030	40,833.33	3,470,833.33
Feb 01, 2030	40,833.33	3,430,000.00
Mar 01, 2030	40,833.33	3,389,166.67
Apr 01, 2030	40,833.33	3,348,333.33
May 01, 2030	40,833.33	3,307,500.00
Jun 03, 2030	40,833.33	3,266,666.67
Jul 01, 2030	40,833.33	3,225,833.33
Aug 01, 2030	40,833.33	3,185,000.00
Sep 03, 2030	40,833.33	3,144,166.67
Oct 01, 2030	40,833.33	3,103,333.33
Nov 01, 2030	40,833.33	3,062,500.00
Dec 02, 2030	40,833.33	3,021,666.67
Jan 02, 2031	40,833.33	2,980,833.33
Feb 03, 2031	40,833.33	2,940,000.00
Mar 03, 2031	40,833.33	2,899,166.67
Apr 01, 2031	40,833.33	2,858,333.33
May 01, 2031	40,833.33	2,817,500.00
Jun 02, 2031	40,833.33	2,776,666.67
Jul 01, 2031	40,833.33	2,735,833.33
Aug 01, 2031	40,833.33	2,695,000.00
Sep 02, 2031	40,833.33	2,654,166.67
Oct 01, 2031	40,833.33	2,613,333.33
Nov 03, 2031	40,833.33	2,572,500.00
Dec 01, 2031	40,833.33	2,531,666.67
Jan 02, 2032	40,833.33	2,490,833.33

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45107621

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Feb 02, 2032	40,833.33	2,450,000.00
Mar 01, 2032	40,833.33	2,409,166.67
Apr 01, 2032	40,833.33	2,368,333.33
May 03, 2032	40,833.33	2,327,500.00
Jun 01, 2032	40,833.33	2,286,666.67
Jul 01, 2032	40,833.33	2,245,833.33
Aug 02, 2032	40,833.33	2,205,000.00
Sep 01, 2032	40,833.33	2,164,166.67
Oct 01, 2032	40,833.33	2,123,333.33
Nov 01, 2032	40,833.33	2,082,500.00
Dec 01, 2032	40,833.33	2,041,666.67
Jan 03, 2033	40,833.33	2,000,833.33
Feb 01, 2033	40,833.33	1,960,000.00
Mar 01, 2033	40,833.33	1,919,166.67
Apr 01, 2033	40,833.33	1,878,333.33
May 02, 2033	40,833.33	1,837,500.00
Jun 01, 2033	40,833.33	1,796,666.67
Jul 01, 2033	40,833.33	1,755,833.33
Aug 01, 2033	40,833.33	1,715,000.00
Sep 01, 2033	40,833.33	1,674,166.67
Oct 03, 2033	40,833.33	1,633,333.33
Nov 01, 2033	40,833.33	1,592,500.00
Dec 01, 2033	40,833.33	1,551,666.67
Jan 03, 2034	40,833.33	1,510,833.33
Feb 01, 2034	40,833.33	1,470,000.00
Mar 01, 2034	40,833.33	1,429,166.67
Apr 03, 2034	40,833.33	1,388,333.33
May 01, 2034	40,833.33	1,347,500.00
Jun 01, 2034	40,833.33	1,306,666.67
Jul 03, 2034	40,833.33	1,265,833.33

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45107621

Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Aug 01, 2034	40,833.33	1,225,000.00
Sep 01, 2034	40,833.33	1,184,166.67
Oct 02, 2034	40,833.33	1,143,333.33
Nov 01, 2034	40,833.33	1,102,500.00
Dec 01, 2034	40,833.33	1,061,666.67
Jan 02, 2035	40,833.33	1,020,833.33
Feb 01, 2035	40,833.33	980,000.00
Mar 01, 2035	40,833.33	939,166.67
Apr 02, 2035	40,833.33	898,333.33
May 01, 2035	40,833.33	857,500.00
Jun 01, 2035	40,833.33	816,666.67
Jul 02, 2035	40,833.33	775,833.33
Aug 01, 2035	40,833.33	735,000.00
Sep 04, 2035	40,833.33	694,166.67
Oct 01, 2035	40,833.33	653,333.33
Nov 01, 2035	40,833.33	612,500.00
Dec 03, 2035	40,833.33	571,666.67
Jan 02, 2036	40,833.33	530,833.33
Feb 01, 2036	40,833.33	490,000.00
Mar 03, 2036	40,833.33	449,166.67
Apr 01, 2036	40,833.33	408,333.33
May 01, 2036	40,833.33	367,500.00
Jun 02, 2036	40,833.33	326,666.67
Jul 01, 2036	40,833.33	285,833.33
Aug 01, 2036	40,833.33	245,000.00
Sep 02, 2036	40,833.33	204,166.67
Oct 01, 2036	40,833.33	163,333.33
Nov 03, 2036	40,833.33	122,500.00
Dec 01, 2036	40,833.33	81,666.67
Jan 02, 2037	40,833.33	40,833.33

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Payment Due Date	Principal Payment Due	Remaining Principal Outstanding (following scheduled principal payment)
Jan 28, 2037	40,833.33	0.00

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SCHEDULE 1.7

(Mortgaged Premises Support Documentation)

"Mortgaged Property Support Documentations" shall mean and include the following, all in form and substance satisfactory to the Bank:

(a) Mortgages. A fully executed and notarized Mortgage for each parcel of real property required to become a Mortgaged Property pursuant to the terms of the Loan Documents;

(b) Mortgage Policies. Fully paid title insurance policies in form and substance reasonably acceptable to the Bank (collectively, the "Mortgage Policies"), with endorsements and in amounts acceptable to the Bank, issued, coinsured and reinsured by title insurers acceptable to the Bank, insuring the applicable Mortgage to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents, for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Bank may deem necessary or desirable. Furthermore, the Borrower agrees to provide or obtain any customary affidavits and indemnities as may be required or necessary to obtain title insurance reasonably satisfactory to the Bank;

(c) Survey. As-built surveys, for which all necessary fees (where applicable) have been paid, certified to the Bank , Mandelbaum Salsburg P.C. and the issuer of the Mortgage Policies (the "Title Insurance Company") in a manner satisfactory to each of the Bank and the Title Insurance Company by a land surveyor duly registered and licensed in the State of New Jersey and acceptable to each of the Bank and the Title Insurance Company, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects;

(d) Flood Hazard Information. Flood hazard certificates and evidence of flood insurance, both as required by The National Flood Insurance Reform Act of 1994, as amended, and as required by the Bank;

(e) Insurance. Evidence of the insurance required by the terms of the applicable Mortgage and the Loan Documents in form and substance acceptable to the Bank naming the Bank as, among other things, mortgagee;

(f) Appraisal. An appraisal of each of the properties described in the Mortgage, which appraisals shall be in form and substance reasonably satisfactory to the Bank and from a Person acceptable to the Bank;

(g) Environmental Indemnity Agreement, Tax Collector's Letter and N.J.S.A. Letter. A fully executed Environmental Indemnity Agreement, a fully executed Tax Collector's

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Letter in form and substance set forth on Exhibit D attached hereto and a fully executed N.J.S.A. Letter in form and substance set forth on Exhibit E attached hereto with regard to each Mortgaged Premises, all satisfactory to the Bank;

(h) Property Reports. Satisfactory third-party engineering, soils, environmental reports/reviews and other reports of all Mortgaged Properties from professional firms acceptable to Bank including, but not limited to, Phase I and Phase II environmental assessments, together with reliance letters in favor of the Bank;

(i) Other Real Property Information. The Bank shall have received such other certificates, documents and information as are reasonably requested by the Bank including, without limitation, engineering and structural reports, permanent certificates of occupancy and evidence of zoning compliance, each in form and substance reasonably satisfactory to the Bank, provided, however, the Bank will not require a property condition report to be provided with regard to the Mortgaged Premises; and

(j) Assets of the Borrower/Further Assurances/Additional Evidence. At any time, and from time to time, upon reasonable request by the Bank, the Borrower will, at the Borrower's expense, (i) correct any defect, error or omission which may be discovered in the form or content of any of the Loan Documents and (ii) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates and other documents as may, in the reasonable opinion of Bank, be necessary or desirable in order to complete, perfect or continue and preserve the Liens and security interests of the Mortgages. Upon any failure by such Borrower to do so, the Bank may make, execute and record any and all such instruments, certificates and other documents for and in the name of such Borrower, all at the sole expense of the Borrower, and such Borrower hereby appoints the Bank the agent and attorney-in-fact of such Borrower to do so, this appointment being coupled with an interest and being irrevocable. Without limitation of the foregoing, each Borrower irrevocably authorizes the Bank at any time and from time to time to file any fixture financing statements, amendments thereto and continuation statements deemed necessary or desirable by the Bank to establish or maintain the validity, perfection and priority of the Liens and security interests granted in the Mortgages. From and after the time any Mortgage is recorded and encumbers a Mortgaged Premises pursuant to the terms hereof, such Borrower shall promptly deliver to the Bank, or cause the Title Insurance Company to do so, a copy of each such instrument and evidence of its proper filing or recording, as necessary. From and after the time any Mortgage is recorded and encumbers a Mortgaged Premises pursuant to the terms hereof, such Borrower will cause each such Mortgaged Premises to be subject at all times to first priority, perfected Liens in favor of the Bank to secure the Obligations pursuant to the terms and conditions of the Loan Documents. Furthermore, Borrower shall provide such other assurances, certificates, documents, consents or opinions as Bank may reasonably require.

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SCHEDULE 2.4

(Existing Litigation)

Defendant Name	Court/County	Docket/Case Number	Plaintiff	Case Type
VILLAGE SUPER MARKET. INC.	New Jersey Superior Court/SOMERSET	L-001111-21	DROPP CYNTHIA VS VILLAGE SUPER MARKET , INC.	Employee LAD
VILLAGE SUPER MARKET OF NJ. LP	New Jersey Superior Court/SOMERSET	L-000715-21 .	BERNS REALTY LLC VS SHOP-RITE OF BERNARD SVILLE	Contract/Commercial
VILLAGE SUPER MARKET. INC.	New Jersey Superior Court/ATLANTIC	L-001358-21	BURROWS JULIA VS VILLAGE SUPER MARKET , INC.	Employee LAD
VILLAGE SUPER MARKET DE/A	New Jersey Superior Court/ATLANTIC	L-000058-21	JENKINS DENNIS VS VILLAGE SUPER MARKET D/B/A	Employee LAD
VILLAGE SUPER MARKETOF NJ LP	New Jersey Superior Court/MORRIS	L-001110-20	HEUCKROTH SUSAN VS VILLAGE SUPER MARKET OF NJ	Employee LAD
VILLAGE SUPER MARKET, INC.	Supreme Court State of New York, New York County	654767/2021	LEFT BANK APARTMENT Cf	Contract/Commercial
VILLAGE SUPER MARKET, INC.	United States District Court of New Jersey	2:18-cv-10486	YING Y. YANG	Class Action
VILLAGE SUPER MARKET, INC.	United States District Court Southem District of New York	1:21-cv-08671	YOE RODRIGUEZ-MENDEZ	Class Action
VSM NY HOLDINGS LLC	United States District Court Southern District of New York	1:18-cv-07496	JULIE MAURY	ADA

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SCHEDULE 2.8

(Intellectual Property Rights)

Borrower (i) utilizes the trademarks and/or trade names “Gourmet Garage”, “Gourmet Garage Supernaturals” and “Shop Like a Chef” pursuant to the provisions of that certain Gourmet Garage Member Agreement dated September 19, 2019, (ii) utilizes the trademark and/or trade name “Shop Rite” pursuant to the provisions of the Wakefern Food Corp. By Laws and (iii) will utilized the copyrights, patents and trademarks on the following pages pursuant to a license agreement to be entered into with Wakefern.

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SCHEDULE 2.9

(ERISA)

Plan Name
UFCW and Employers Retirement and Savings Fund
UFCW Local 1262 & Employers Pension Fund
UFCW Health & Welfare Fund
UFCW Local 1500 Welfare Fund
UFCW Local 1500 Annuity Fund
UFCW Local 464 Welfare Fund
UFCW Local 464 Pension Fund
UFCW Health & Welfare Fund of Northeastern PA
UFCW Local 1776 Participating Employers Retirement and Savings Plan
UFCW Local 152 Health & Welfare Fund
UFCW Health and Welfare Retiree Fund
UFCW Local 152 (27) Health & Welfare Fund
UFCW Regional Pension Plan
UFCW Local 152 Savings Plan
UFCW Local 1358 Supplemental Pension Fund
UFCW Local 152 (1358) Retirement Savings Plan
UFCW & Employer SP & Savings Fund
UFCW Local 342 Healthcare Fund
UFCW Local 342 Savings and 401(k) Plan
Village Super Market, Inc. Health and Welfare Plan
Village Super Market, Employees Retirement Plan
Village Super Market, Inc. Employees Retirement Plan
Village Super Market, Inc. Retail Clerks Employees Retirement Plan*
Village-Local 72 Retail Clerks Employees Retirement Plan
Village Super Market, Inc. Employees Thrift Savings Plan

Multi Employer Pension Withdrawals	Date	Remaining Liability
UFCW Pension Fund of Northeastern Pennsylvania	12/16/2008	$442,259
UFCW Workers Union Local 152 Retail Meat Pension Fund	5/1/2011	$-

*** Notice of intent to terminate as filed on April 17, 2020**

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